UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06652

Julius Baer Investment Funds
(Exact name of registrant as specified in charter)

330 Madison Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tony Williams
330 Madison Avenue, New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-297-3600

Date of fiscal year end:	10/31

Date of reporting period:	10/31/06

Item 1. Reports to Stockholders.

The annual report is attached.

Julius Bär

Annual Report

Julius Baer Funds

Julius Baer Global Equity Fund Inc.

Julius Baer International Equity Fund

Julius Baer International Equity Fund II

Julius Baer Total Return Bond Fund

Julius Baer Global High Income Fund

Julius Baer U.S. Microcap Fund

Julius Baer U.S. Smallcap Fund

Julius Baer U.S. Midcap Fund

Julius Baer U.S. Multicap Fund

October 31, 2006

SHAREHOLDERS LETTER  October 31, 2006

December 22, 2006

Dear Shareholder

I am pleased to present the Annual Report for the Julius Baer Funds (the "Funds") for the fiscal year ending October 31, 2006 (the "Reporting Period").

The Reporting Period began with most of the major indices strongly advancing; however, all eyes were on the Federal Reserve's (the "Fed") activity. Not only had it been regularly increasing the Fed Funds rate (a key overnight lending rate) as a tool to curb growing inflationary pressures, but it would begin the new year without Alan Greenspan, who had served for nearly 18 years as its Chairman. Although the market had braced for further tightening to monetary policy, analysts scrutinized every statement uttered by his successor, Ben Bernanke, in the hope of determining when such activity would end. In May, most global equity markets reacted violently to yet another interest rate hike by the Fed. Much of the gains that occurred during the first half of the Reporting Period eroded, particularly in emerging market stocks. For several weeks, markets remained turbulent. The Fed continued its stance by raising rates further in June, but suggested that the current level set may remain steady for a while. With a sense of stability back in the marketplace, most global markets rebounded with most indices generating double digit returns over the Reporting Period. Even the political fallout over U.S./U.K. policy in Iraq has not had significant impact on markets.

Over the last several years, the falling U.S. dollar has helped most international markets outpace the Standard & Poor's 500 Index. As a result, investors continue to actively seek ways to diversify their portfolios. For some time now, such investors have been drawn to our flagship international equity products. Our fixed income funds, both of which have international components and strong track records, are now beginning to attract significant attention. For example, the Julius Baer Total Return Bond Fund raised nearly $294.4 million in new subscriptions, doubling the overall size of the Fund. We believe that this is a positive trend and hope that this will translate into better investment opportunities and cost savings to shareholders.

We are committed to ensuring that the investment parameters for each of the Funds continue to maximize the opportunities to generate returns for shareholders. In the past, we have said that the exposure to emerging markets within the Julius Baer International Equity Fund, Julius Baer International Equity Fund II, and Julius Baer Global Equity Fund, Inc. ("Global Equity Fund") was not then anticipated to exceed 25%. Over the last decade, the emerging market universe has undergone important fundamental changes. Not only has the market capitalization of such

Julius Baer Funds    2006 Annual Report

countries doubled during this time frame, but corporate governance standards have been introduced, making many of these markets much less risky. As economies have broadened, the universe has become more diversified in macroeconomic terms. In anticipation of this trend continuing, the Board of Directors has recently agreed to permit an emerging market exposure up to 35%. This applies to all the three Funds mentioned and will be effective from early March following formal notification to shareholders.

Julius Baer Investment Management LLC ("JBIM") is keen to strategically expand its investment set in asset classes where we believe we can add value for our clients over the long term. In July, JBIM launched four new U.S. equity funds focused on micro, small, mid and multi-cap equity. We believe that this represents a natural extension of our ability to deliver added value in U.S. equity investing, previously only available via our core global equity strategy. Mr. Sam Dedio, who joined the firm earlier this year from Deutsche Asset Management where he was Managing Director, Co-lead Portfolio Manager and Co-Head of U.S. Micro, Small and Midcap Investment Management, is managing the Julius Baer U.S. Microcap Fund (JMCAX, JMCIX), the Julius Baer U.S. Smallcap Fund (JSCAX, JSCIX), and the Julius Baer U.S. Midcap Fund (JMDAX, JMDIX). Mr. Dedio has also been co-managing the Julius Baer U.S. Multicap Fund (JMLAX, JMLIX) ("Multicap Fund") with Mr. Brett Gallagher, JBIM's Deputy Chief Investment Officer and the head of our U.S. large cap equity team.

In order to capitalize on JBIM's broader expertise across the U.S. capitalization spectrum and strengthen our core fundamental philosophy, the U.S. portion of the Global Equity Fund will transition toward a more multi-cap approach, although the Fund as a whole will continue to retain a large-cap bias. As a result, Mr. Dedio will take on management of the U.S. component of this product from Mr. Gallagher. Mr. Gallagher will serve in the capacity of Senior Investment Specialist on behalf of our Global Equity strategy, and he will retain his role as JBIM's Deputy Chief Investment Officer. Mr. Gallagher's considerable experience and credibility offer the necessary skill set to effectively serve the broad needs of JBIM's client base and he will continue to remain closely associated with the Funds. Replacing Mr. Gallagher on the Multicap Fund will be Mr. Keith Walter who has been serving under Mr. Gallagher's direction as a portfolio manager and investment analyst since 1999. Prior to his career at JBIM, Mr. Walter was fixed income portfolio manager at both Morgan Stanley and Bankers Trust Company. Despite the short track record of these new funds, we are encouraged by their performance (see Manager's Commentary on the subsequent pages for details) to date and believe that incorporating them into our product mix will deliver a diversified range of strategies that will showcase the talents of our organization.

Julius Baer Funds    2006 Annual Report

In a world of change, it is important that we have a good system of checks and balances to ensure that we deliver the very best to our shareholders at all times. JBIM, as well as the Funds' Boards of Directors and Trustees, (the "Boards") share that vision. Thus, it is with great pleasure that I welcome Mr. Robert McGuire to the Boards as an additional independent Director/Trustee. Mr. McGuire is the former New York City Police Commissioner, former Chairman and Chief Executive Officer of Pinkerton's Inc., and former President of Kroll Associates, Inc., an international corporate investigations and security consulting firm. He is also a lawyer with a broad range of governmental and private sector experience. Throughout his career, he has served on numerous boards and commissions and we believe that this coupled with his experience in the mutual fund arena will be a valuable asset for shareholders.

In conclusion, I'd like to express JBIM's appreciation to you as shareholders for your continued support and to wish you and your families a happy and healthy holiday season.

Sincerely,

Tony Williams

Chief Executive Officer

This Material is provided for informational purposes only and does not in any sense constitute a solicitation or offer of the purchase or sale of securities unless preceded or accompanied by a prospectus.

Mutual funding investing involves risk; principle loss is possible.

Distributor: Quasar Distributors, LLC (12/06)

Julius Baer Funds    2006 Annual Report

MANAGEMENT'S COMMENTARY

JULIUS BAER GLOBAL EQUITY FUND INC.

Annual Report
Period Ending October 31, 2006

The Julius Baer Global Equity Fund Inc. ("the Fund") enjoyed its second full fiscal year in current form. The Fund, which has previously been known as the closed-end European Warrant Fund, became an open-ended fund on July 1, 2004 and changed its name to reflect the change in strategy and management team. This is the third annual report since the change and the second that covered a full 12-month period.

The Fund (Class A shares) returned 21.56% over the twelve months ending October 31, 2006 which compares favorably to its benchmark, the MSCI World Index (net dividends), which returned 21.32%. Since the change in format on July 1, 2004, the Fund has outperformed its benchmark by 7.74% (51.81% vs. 44.07% cumulative returns).

Market Review

The reporting period was a difficult one for most managers as very few underlying trends (either geographically or sector-wise) were able to persist for the full period. In other words, what worked well in one part of the period tended to underperform in other periods.

The United States was the weakest of the developed markets between October 31, 2005 and May 12, 2006 (-7.80% relative to MSCI World) while it was the strongest from May 12, 2006 through October 31, 2006 (+2.85% relative). Japan was just the opposite, outperforming early on by 10.97% and underperforming subsequently by 12.11%. Europe and the U.K. were the most consistent regions over the full period, outperforming by 3.65% and 7.63% respectively in the first half and by 0.98% and 0.94% in the second. For the full reporting period, we were underweight the U.S., the U.K. and Japan and overweight Continental Europe. The flip-flopping of relative performance from one period to the next made it difficult for any manager to gain traction without dramatically restructuring his or her portfolio mid-way through the year.

Similarly, what worked or failed across the various economic sectors exhibited the same positive/negative relative patterns over the course of the reporting period. The following chart details the performance of both MSCI U.S. and Global sector price-performance in local currency terms for the period October 31, 2005—October 31, 2006.

Julius Baer Funds    2006 Annual Report

Equity Sectors (U.S. and World in Local Currency Terms)

	10/31/05- 4/28/06	5/1/06- 10/31/06
MSCI U.S. - Consumer Staples	1.43%	9.07%
MSCI Global - Consumer Staples	4.76%	7.72%
MSCI U.S. - Consumer Discretionary	7.04%	8.24%
MSCI Global - Consumer Discretionary	13.28%	4.19%
MSCI U.S. - Health Care	1.58%	7.21%
MSCI Global - Health Care	4.54%	5.27%
MSCI U.S. - Utility Sector	(0.40%)	13.72%
MSCI Global - Utility Sector	9.15%	12.11%
MSCI U.S. - Telecomm Services Sector	12.79%	14.99%
MSCI Global - Telecomm Services Sector	1.78%	11.28%
MSCI U.S. - Information Technology	6.90%	2.75%
MSCI Global - Information Technology	10.59%	1.10%
MSCI U.S. - Financials	11.58%	4.74%
MSCI Global - Financials	16.45%	3.47%
MSCI U.S. - Materials Sector	19.35%	(0.46%)
MSCI Global - Materials Sector	27.63%	0.50%
MSCI U.S. - Energy Sector	17.99%	0.41%
MSCI Global - Energy Sector	15.46%	(3.64%)
MSCI U.S. - Industrials	14.97%	(0.74%)
MSCI Global - Industrials	19.35%	(1.40%)

Almost without exception (technology being the underperforming exception), the biggest underperformers relative to the index in the first half of the reporting period were leaders in the second half. The theme was to reward the more economically sensitive areas early on, while some caution seemed to build-up after the first calendar quarter as the traditional "late cyclical" sectors (materials, energy and industrials) turned from top performers to laggards and more defensive sectors such as consumer staples, utilities and healthcare rallied to take leadership positions.

Geographic Exposure in the Fund

Our biggest relative weighting geographically over the period was the underweight to Anglo-Saxon economies (primarily the U.S. and the U.K.) due to concerns regarding their overextended consumer base.

We were also underweight in Japan where relative valuations left us scratching our heads as the market roared upwards in 2005, due to what now looks to have been

Julius Baer Funds    2006 Annual Report

a momentum-led push. Cooler, more analytical heads have seemed to prevail in 2006 as Japan has lagged other global stock exchanges.

Our emerging markets exposure continues to be substantial with our focus on Central and Eastern Europe which, as we described last year, possess emerging market growth potential with developed market risk. This belief was rewarded during the year as emerging markets were the best performing region for the full period, rising by 38.2% in Eastern Europe, 34.6% in Latin America, and by 35.1% in Asia. Our decision to concentrate on Europe at the expense of Asia and Latin America has to do with the long-term drivers we see in each region. While Asia and Latin America remain export dependent (relying on those Anglo-Saxon consumers we talked about earlier), the dynamic within Eastern Europe remains economic convergence with their richer Western European neighbors.

Global Themes Revisited

Last year, a number of investment themes were detailed. Most of these worked well for the Fund.

Within Continental Europe, we spoke about three themes: consolidation within the Italian banking sector, infrastructure-related companies, and Scandinavian financials.

Shortly after we wrote last year's letter detailing the travails of Italy's central bank chief Antonio Fazio (the governor who was appointed for a life term but who subsequently was forced to resign), ABN Amro of the Netherlands succeeded in its quest to take over Banca Antonveneta SpA. Further bank deals occurred throughout the year, including the two most recent mergers between Banco Popolare di Verona Novara and Banca Popolare di Italiana, and, in turn, between Banca Intesa SpA and Sanpaolo IMI SpA. While this theme is now well-recognized in the markets, we still retain numerous holdings and expect it to persist into the new year.

Acquisitions also heated up in the infrastructure area with BAA PLC, Associated British Ports and Pensinsular & Oriental Steam Navigation Company ("P&O") all being acquired. BAA PLC was taken over by a consortium of companies including Grupo Ferrovial SA of Spain, the Government of Singapore and Caisse de Depot of Canada. Associated British Ports was acquired by another consortium consisting of Macquarie Bank of Australia, 3i Group PLC of the U.K., Infomedia of Australia and Canadian Pension Plan Investment Board. P&O was acquired by DP World, a Dubai-based company. Our preference for companies in this sector is driven by the increased global trade in China, India and other emerging countries that act as the world's factory as well as by the strain on European government budgets which is leading to more public/private partnerships over infrastructure assets.

Julius Baer Funds    2006 Annual Report

Scandinavian banks were also a favored sector last year due to their relatively cheap valuations, the better state of their local consumer balance sheets, and their exposure to the faster growth of their Eastern European neighbors. When we first invested in many of these names, they traded at substantial discounts to other European financial companies. Due to outperformance in the past three years, the valuation discount has disappeared, though faster growth still remains a lure.

We believe our caution with respect to Japan was well-founded. We felt the rally in late 2005 was driven by momentum and performance chasing and we could not find fundamental value in most segments of the market, and thus, continued to avoid it. While Japan finished 2005 strong, as stated above, Japan has since struggled and we believe such struggles are likely to continue as valuations remain rich. Some signs of slowdown in the economy are now apparent.

In the emerging markets, we spoke of opportunities in Russia, while at the same time acknowledging the increased level of risks inherent in such investments. Over the course of the reporting period, we experienced both the upside of reward and the downside of risk. The Russian market returned 52.3% over the reporting period, though not without falling by nearly 30% between May 9, 2006 and June 13, 2006. Only committed investors were likely to have reaped the full gains from the market as many short-term holders were certain to have fled during the downturn. We remain exposed to this market, primarily in energy and materials-related issues as well as through ownership in Sberbank, a Russian commercial bank.

China and India were also mentioned in last year's letter and both performed well, rising nearly 55% in the case of China and nearly 65% in the case of India during the reporting period. Our preference was for investment in India, albeit, acknowledging that investment in the country was not easy. We established and increased positions there over the course of the reporting period and like the progress we have seen. We still remain largely absent the mainland Chinese market given our earlier concerns over transparency, the quality of listed companies, and market valuation.

Turkey was a prominent theme this time last year and we continued to enjoy a strong run into the new year (climbing approximately 50% between October 31, 2005 and February 27, 2006). However, as the year continued, we began to see that progress in key areas such as inflation was beginning to slow while the current account continued to widen and equity valuations remained rich. We took this opportunity to reduce our holdings in Turkey and to "upgrade" the quality of our Fund by raising weights in Poland and Russia during the mid-year downturn. Today, Turkey represents approximately 0.6% of the portfolio, down from 1.8% on October 31, 2005.

Julius Baer Funds    2006 Annual Report

One theme that has not (yet) worked well, was our shunning of the U.S. consumer who has continued to find ways to spend even as the debt pile (now 24% of disposable income, not including mortgages) and debt servicing (now claiming more than $0.14 of every dollar earned) continues to hover at high levels. In fact, U.S. consumer cyclical stocks outperformed the market by nearly 1% during the reporting period and bested their more defensive consumer staples names by over 4%. While we believe our caution will eventually yield substantial fruit, one must approach this investment play cautiously. Should the U.S. consumer succumb to fatigue, many worry that the knock-on effects to the rest of the world will be substantial. While we agree there will be repercussions (affecting some companies and countries more than others), the worry is less than in previous periods due to the growth of the non-U.S. consumer. Whereas emerging markets consumption was only 40% of the U.S. consumption just three years ago, today it is over 50%. Three years from now it will be even higher. Thus, the world is finding an alternative to the U.S. consumer who has driven not only the U.S., but also global growth over the past years.

Global Themes Refreshed

While many of our global themes retain "legs" and we believe will continue to perform over the next reporting period, some new areas of interest have cropped up since our last review. These include plays on domestic economic recovery in Germany, attractive valuation and growth opportunities in Finland, and global luxury goods.

The economic boom which enveloped most of the world over the past decade seems to have passed by Germany. While real estate prices rose many-fold around the globe, they seemed to have stalled in Germany. We think this situation has changed and we are pursuing a multi-pronged approach to tap the fortunes of Europe's largest economy. Our focus includes builders, real estate (commercial and residential) and banks.

Finland would appear to be a sleepy market to many, known as the home of Nokia and good fishing. To us, Finland remains a source of inexpensive companies that are taking advantages of the growth opportunities with neighbors Russia and the Baltic States. Such a combination has led us to take up positions in a handful of Finnish companies.

Finally, the luxury goods makers have long had a place in our portfolio and we believe this still to be a "fresh" idea. While the Japanese have traditionally made up a large portion of the profits of such companies, the emergence of wealthy Chinese and Indian consumers, along with strong money flows accruing to the Middle East (as a result of high energy prices) have created new demand for companies such as LVMH, Richemont and Bulgari.

Julius Baer Funds    2006 Annual Report

The Coming Year

The coming year holds many promises and challenges. Hopefully, the log jam of rapidly changing preferences will end and some of our themes will take flight. While the emerging markets and economic recovery in Germany offer hope for global growth, we remain on guard against the U.S. and U.K. consumer who certainly have done little to correct imbalances in their personal balance sheets. Whether this coming reporting period is the one where exhaustion will catch up with them, or not, remains to be seen. Until that time, we will be cautious on building up positions in sectors or geographies dependent on them.

One of the more unusual aspects to the markets over the past few years has been the embrace of risk by investors across all asset classes. In the fixed income world, credit spreads have continued to shrink, allowing lower rated corporate and government issuers to access capital at rates not far from those accorded to better rated credits. The two charts below show the credit spreads for the Moody's Baa Corporate issuers and Sovereign Emerging Markets issuers relative to the U.S. Treasury Bonds (the horizontal line depicts current readings).

Source: Bloomberg

Julius Baer Funds    2006 Annual Report

Source: Bloomberg

Also, in the credit default swap market (a kind of insurance pool to insulate fixed income investors against the risk of bond issuer defaults), premiums have fallen dramatically as seen in the chart below. Apparently, investors are not too concerned about credit risk despite what appears to be a slowing economy.

Source: Bloomberg

Such an embrace of risk as we have seen in the equity markets has dominated the larger and (usually) more stable large cap brethren in terms of performance. The following chart shows the relative performances of small versus large cap names globally, which have outperformed by more than 125% (relative to the MSCI World Index) since the trough in February 1999.

Julius Baer Funds    2006 Annual Report

Source: Bloomberg

Of course, valuation and growth plays a turn in determining such relative performance and at the start of this period small capitalization stocks sold at the discount to larger cap names and have since grown at a faster rate. Given near parity in valuations today, one wonders if an aversion to risk would mean a turn in the relative performance of "risky" equity assets.

Finally, there appears to be relative complacency across the board with respect to larger capitalization stocks. The following chart shows the percentage difference in the high vs. low price of the S&P 500 Index over rolling 12 month time frames. Today's narrow spread is historically low.

Source: Bloomberg

Julius Baer Funds    2006 Annual Report

As we move into the next reporting period, we remain focused on uncovering opportunities and managing risks presented by the global equity markets on behalf of our valued shareholders.

Brett Gallagher

Global Equity Fund Inc. Portfolio Manager

Past performance does not guarantee future results.

Investing internationally involves additional risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the individuals, JBIM, the funds, or any affiliated company.

The MSCI World Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in the Americas, Europe/Middle East, and Asia/Pacific Regions. It is not possible to invest directly in an index.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Julius Baer Funds    2006 Annual Report

MANAGEMENT'S COMMENTARY

JULIUS BAER INTERNATIONAL EQUITY FUND
JULIUS BAER INTERNATIONAL EQUITY FUND II
Annual Report
Period Ending October 31, 2006

Both the Julius Baer International Equity Fund ("IEF") and the Julius Baer International Equity Fund II ("IE II") outperformed their benchmark, the MSCI EAFE Index ("the Index"), for the period under review. For the twelve months ending October 31, 2006, IEF Class A Shares returned 31.20% and IE II Class A Shares returned 28.73% versus 27.52% for the Index. While IE II only invests in companies with a market capitalization of greater than U.S.$2.5 billion at the time of purchase (and IEF invests in securities of all market capitalizations), whenever feasible, the geographic and sector exposure for the two funds are similar.

Our ability to outperform the benchmark was the result of a number of factors, most notably our exposure to emerging markets. Top contributors included Russia, Poland and Turkey. Within Russia, our position in the nation's largest bank, OAO Sberbank, was a top contributor to our results for the period. Positions held in OAO Gazprom and OAO Lukoil, the country's biggest producers of natural gas and oil, were also among the top contributors. We have long been attracted to the country's energy reserves which trade at a discount to their Western European peers. Additionally, our position in OAO Norilsk Nickel, the world's largest nickel and palladium producer proved beneficial to results. Amid an era of industrialization for China and India, we believe Russia's vast natural resources provide an attractive long term investment opportunity.

Within Poland, our focus on many of the banks supported results. PKO Bank Polski and Bank Pekao, the two largest lenders in Poland exhibited strong results as did Bank Zachodni amid an expanding economic climate which has fuelled increased demand for financial services. However, the position held in Agora by the IEF, Poland's top publisher, detracted from results. The shares declined subsequent to disappointing earnings results for the fourth quarter of 2005.

We were effective in managing our exposure to the Turkish market amid a very turbulent environment. At the start of the period, we had over 3.5% invested. We aggressively reduced our weighting to less than 2% by the end of April and further reduced exposure to approximately 1% by the end of the review period. Concerns over a deteriorating fiscal position in the country and the U.S. Federal Reserve's hike in short term interest rates on May 10 struck many emerging markets hard, including Turkey. However, the market managed to recover somewhat and several of the positions retained over the period exhibited strong results.

Julius Baer Funds    2006 Annual Report

Within Continental Europe, holdings in cement, airports and banks were positive contributors to results. The global cement industry has been on a consolidating trend leading to more pricing power. The industry has also become less cyclical due to government spending to prop up demand in weak phases of the business cycle. High barriers to entry have created an industry which has become more defensive in nature. Our positions in LaFarge (France) and Holcim (Switzerland) produced strong results.

We view airports and seaports as quasi-monopolies able to leverage the increase in global travel and trade. Strained European government budgets have led to public/private partnerships with companies engaged in infrastructure construction and we own several throughout Europe and Asia. Our position held in Fraport, the operator of the Frankfurt airport, which is Europe's third busiest, was a top contributor to performance. Toward the end of the period, however the shares came under pressure after having lost a bid for the London City Airport.

The Italian banking industry has been undergoing a wave of consolidations, which we expect to continue. We have been attracted to a number of banks such as Unicredito Italiano which was a strong performer over the period. We continue to see opportunity for restructuring and efficiency gains, as well as growth potential within the credit market as demand for such products begins to converge toward European averages. Several positions held in Swedish banks were also supportive of results. In particular, Skandinaviska Enskilda Banken, Skandinavia's third-largest bank in terms of assets, was a strong performer. The prospect for possible consolidation within the banking sector has provided positive performance.

The utility sector was the strongest performer in the index over the period, powered by mergers and deregulation. The fact that we were underweight Spanish utilities, in particular, detracted from results. However, this was offset by our position in Fortum Oyj, Finland's largest utility, which outperformed over the period.

Within the telecommunication services sector, while we were roughly in line with the average index weight for the period, our stock selection outperformed the Index. We continue to think telecommunications carriers are being challenged due to new entrants, increased regulation and lower pricing power amid technological innovation.

Japan was the weakest of the major developed markets and our underweight to Japanese equities was supportive to results. Investors appeared concerned about the impact any slowdown in consumer demand, especially from the U.S., would have on the country's export sector. While the Japanese economy has made some structural progress, we still believe shares of many Japanese companies are expensive versus comparable stocks in Europe. We find more compelling valuations in Continental Europe where we are overweight relative to the Index.

Looking forward, we remain enthusiastic about long-term opportunities in Eastern and Central Europe. Countries in the region have made significant improvements on many fronts, encouraged by the prospect of European Union ("EU") membership and possible inclusion into the Eurozone. From a policy risk perspective, the ten emerging markets that joined the EU in 2004 differ little in our view from many of their developed

Julius Baer Funds    2006 Annual Report

EU counterparts. Structurally, these countries have been highly successful in encouraging domestic demand, which makes them steadily less susceptible to a slowdown elsewhere in the global economy. India is another market, which we have recently increased our investing. We see the market as offering long term growth potential, particularly within the banking sector which should benefit from an increase in loan volumes.

We believe Continental Europe remains relatively strong and our focus continues to be on those industries most prone to the wave of restructuring activity taking place. In Germany, we have been focused on companies that will likely benefit from what we expect to be a strengthening domestic economy. After a long period of underperformance, we feel German asset prices are inexpensive and expect a rebound that will be centered on domestic stocks such as retailers and real estate related companies.

We remain underweight in the United Kingdom. The U.K. is traditionally a defensive market and with the index skewed toward companies in the utility, pharmaceutical, energy and food and beverage industries it has tended to outperform during more difficult economic conditions. However, we remain concerned about the U.K.'s growth prospects and the impact this may have on the corporate sector. Much like the United States, the U.K. has high consumer debt and a declining savings rate, which presents potential vulnerability for the U.K. consumer.

With the 2006 fiscal year now behind us, we remain focused on identifying opportunities around the globe, while keeping the big picture clearly in view. We look forward to reporting our progress to you throughout the year.

Richard Pell

International Equity Fund and International Equity Fund II Portfolio Manager

Past performance does not guarantee future results.

Investing internationally involves additional risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the individuals, JBIM, the funds, or any affiliated company.

The MSCI EAFE Index is an unmanaged list of equity securities from Europe, Australasia, and the Far East with all values expressed in U.S. dollars. It is not possible to invest directly in an index or average.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Julius Baer Funds    2006 Annual Report

MANAGEMENT'S COMMENTARY

JULIUS BAER TOTAL RETURN BOND FUND

Annual Report
Period Ending October 31, 2006

The Julius Baer Total Return Bond Fund (Class A Shares) (the "Fund") returned 4.98% for the twelve months ending October 31, 2006. Over the same period, the benchmark Lehman Brothers U.S. Aggregate Bond Index posted a 5.19% return.

In examining the Fund's relative performance for the annual period, one of the major detractors was a large underweight in U.S. interest rates from June through August. In early June, we expected the U.S. Federal Reserve Bank (the "Fed") to continue tightening, or at least pause, in its measured program of raising interest rates for the prior two years. Our primary concern was the ripple effects from inflation buildup that were expected to pass through the economy. We reasoned that this would push interest rates higher. At the end of June, the Fed hiked the prime short term interest rate to 5.25%, stating that "economic growth is moderating from its quite strong pace earlier this year." Long term rates began to subside. We equated these developments to a break in the Fed's tightening campaign. Consensus among fixed income investors leaned toward a slowdown in the economy and a possible recession in gross domestic product ("GDP") growth in the near future. This led to a precipitous decline in U.S. interest rates. Our positioning during this time favored foreign bond markets and underweighting the overall duration of the benchmark. Consequently, we erred on the side of caution.

A major contributor to performance over the twelve month period was our currency positioning. As 2006 unfolded, we believed that the U.S. dollar was due to adjust downward, following the substantial rally in 2005. As the dollar weakened from the end of February through the middle of May, we were well positioned to undertake a sizable position in foreign currencies. The Euro, for example, appreciated over 8% during this time.

Outlook

The paramount question on investors' minds for the last twelve months was the health of the U.S. housing market. We think that this concern will probably prevail in the investment community for another year. Numerous studies were done on the housing market over the last few years. Some observers believe that the housing market will continue softening to a considerable extent, and the U.S. economy is heading toward recession. Others contend that current housing market conditions are more indicative of a mild correction and that home prices will strengthen again in the first half of 2007. Our view is more in the middle of these extremes with the

Julius Baer Funds    2006 Annual Report

caveat that the housing market may be soft for a much longer time than market consensus expects.

The U.S. housing market has indeed worsened over the reporting period. However, housing—albeit an integral part of the economy—is not the only driver of economic growth. The rest of the economy is progressing fairly well. Consumer spending, which accounts for more than two-thirds of GDP growth, continues at a robust pace. Also, employment continues to be encouraging, with a five-year low unemployment rate of 4.4% in October 2006.

The main reason we do not believe that the housing market will collapse in the immediate future lies in its inefficiency. There is no exchange or market maker to facilitate trades; if the seller and buyer cannot agree on a price, there is no trade. Listed houses may await sale for years. Due to the softness of the housing market over the past year, many potential sellers now face reduced prices compared to what they might have previously commanded. The forced seller (due to a dire need to move, financial hardship, etc.) usually experiences a large drop in their house price compared to higher offers not so long ago. The media tends to report on these types of sales as it makes for interesting reading. However, forced sellers comprise a very small percentage of home sellers and are by no means representative of the norm.

Most homeowners who intend to sell do not presently feel pressured to do so. They are willing to lower their price by a modest amount, but are also prepared to wait for what they consider to be the right price. We think that some potential sellers, knowing that the housing market has softened, have decided to extend residence for another year or two, in hopes of finding a more friendly market at that time. Hence, we believe that this inefficiency will prevent the housing market from cracking and completely undermining economic growth.

There has also been extensive literature over the last few years about the use of adjustable-rate mortgages ("ARMs") in home buying by less financially strong borrowers. ARMs usually have a fixed interest rate for a specified length of time, after which there are periodic rate adjustments. These adjustments are based on the trading levels of certain key market interest rates. The rate during the fixed period can be a very low rate, usually referred to as a "teaser" rate. These teaser rates are low enough to induce a buyer to purchase a higher-priced house. Some observers argue that when the fixed periods for ARMs end, ensuing adjustable rates will increase dramatically. Thereafter, monthly mortgage payments will rise so high that defaults will skyrocket, ultimately leading to a crash in the housing market.

We are unconvinced that such a scenario will fully materialize. Given the current low unemployment levels, we think that homeowners with ARMs would likely be able to meet their mortgage payments. One tactic would be to refinance into a new

Julius Baer Funds    2006 Annual Report

ARM with a different teaser rate. Demand for mortgage-backed securities ("MBS") based upon these types of ARMs remains strong from pension funds, insurance companies and hedge funds. Another option for these homeowners is to refinance into a traditional thirty-year fixed mortgage. Against a backdrop of the currently inverted yield curve, it is still a good time to have a fixed rate mortgage with predetermined payment amounts. Thus, we do not subscribe to an impending doomsday outcome for the housing market. However, we do expect that certain homeowners with ARMs will encounter difficulty in making payments, especially those who are unemployed in a stagnant or declining local real estate market.

To summarize our outlook on the housing market, while we expect the current slowdown to detract from GDP, we do not foresee the entire U.S. economy stalling in the near future as a result. Certain local markets that have become overbought and overdeveloped will probably correct significantly. This will be most apparent in markets where rampant speculation occurred. Housing prices may remain soft until the rest of the economy grows enough to continue the gains of the white-hot housing market of the last five years. This could take effect in a few quarters or a few years. Nonetheless, we are confident that housing softness will not be a crushing problem for the U.S. economy over the next few quarters.

Within the investment universe, we continue to believe that the U.S. dollar remains in a long term bear market. The nation's Current Account ("CA") deficit, based on the most recent data available, was at an $874 billion annual rate in the second quarter of 2006. This means the U.S. economy has to attract about $2.4 billion per day in order for the dollar not to lose value. To put this in perspective, a cautionary sign for investors considering exposure to fixed income emerging markets is that the CA deficit to GDP ratio should not exceed 6%. Based on the most recent data available, the CA deficit to GDP ratio for the U.S. stands at 6.6%.

For the U.S. trade deficit—the biggest component of the Current Account deficit—to decrease, there must be a fall in imports and/or a rise in exports. A viable way for this to take place would be for the U.S., as a nation, to save more and scale back imports. The trade deficit would further improve if foreigners, especially in the heavily export-based Far East, lowered their high savings rates and boosted consumption of U.S. imports. Of course, there are downsides to this scenario. A drop in U.S. consumption would adversely affect local businesses, as our economy is consumption driven. An additional problem is that even if there is an increase in foreign consumption of U.S. products, the U.S. economy is far more service than manufacturing-oriented. Many of these services are not easily translatable into foreign sales. Also, higher savings and less consumption of foreign goods by the U.S. consumer require changes in behavior. We think that such behavioral changes are unlikely to happen without a major shift in government policy or the economy itself mandating the change.

Julius Baer Funds    2006 Annual Report

A separate school of thought stipulates that the U.S. should impose trade restrictions on foreign goods to protect domestic manufacturers. This might benefit some domestic firms but may also incur retaliatory barriers from trading partners. If protectionism triggers a shrinking in global trade, it may become problematic for the U.S., which is considered a trading leader on the world market, to attract foreign capital. Another view is that the U.S. government should try to bring about a currency devaluation, by using either verbal or actual currency intervention. A risk to this plan is that the government may be perceived as overly activist and the U.S. dollar could lose its status as the global reserve currency. The costs to the U.S. in this scenario could be high, as commodities may cease to be priced versus the U.S. dollar, interest rates may climb as the "risk" of investing in the U.S. would rise, and equity values would most likely decline.

An additional concern would be how foreign investors react if the reserve status was lost. If a foreign pension fund or insurance company currently holds, for example, 30% of its investments in the U.S. dollar, it would be considered a low risk position, so 30% would be justifiable. If the risk posed by the U.S. increased, even only in perception, then 30% may be too high an allocation. At the same time, if foreigners believed that they needed to exit a large portion of their U.S. assets, it may result in major problems for the worldwide financial system.

We believe that some combination of the above scenarios may transpire in such a way that the U.S. dollar could continue to lose value over the long term. If this is indeed the outcome, we hope it is a slow process thereby enabling markets to adjust without major disruptions. We believe our strategy of allocating between 0% and 40% in non-U.S. dollar currencies, with a natural habitat around 20%, is a way for U.S. fixed income investors to take advantage of this trend while minimizing currency risk.

In the fixed income markets, we continue to strive to find value in both domestic and international markets. In the U.S. market, we are encountering considerable challenges in finding value at the long end of the Treasury curve. We struggle to find value in 10-year bonds, amid a Federal funds rate of 5.25% (the short end of the yield curve) versus yields of around 4.6% for the 10-year Treasury note (the long end of the yield curve). Though the U.S. economy is clearly showing signs of wobbling, we expect GDP growth to muddle through around the 2.0% level in 2007. We also think that the Fed is committed to restraining inflation. In light of the new Fed chairman's stated intention to target inflation, we believe this Fed—with Mr. Bernanke at the helm—is more likely to be hawkish than it was under Mr. Greenspan. Accordingly, we do not expect the Fed funds rate to dip in the next few months. We think there are better ways to invest in the U.S. fixed income market than through the long end of the Treasury curve, and we intend to focus on the spread sectors of the market in this capacity.

In the corporate bond sector, we plan to continue to be conservative in our positioning. Beyond the overall credit metrics that are fundamental to buying any corporate bond, we are concerned about the non-quantitative threats of leveraged

Julius Baer Funds    2006 Annual Report

buyouts ("LBOs") and mergers and acquisitions ("M&As"). Most shareholders welcome news of a company they have a stake in that is "in play." In contrast, bondholders are terrified of this scenario, due to the likelihood of new management taking on additional debt. Increased debt usually results in a deterioration of the company's credit metrics as well as multi-notch downgrades. As a result, bond values of such companies can tumble by 20% or more. Our approach is to avoid companies that may be perceived as targets of LBOs or M&As. Instead, we prefer to invest in companies whose high market value or capital structure renders them unlikely targets. If corporate bond spreads widen over the next year, we will reevaluate this conservatism as the risk/reward trade-off changes.

Going forward, we look to hold an ample position in mortgaged-backed securities. MBS offer value when the yield curve is not undergoing dramatic changes in shape and interest rates are stable or range bound. As we expect the U.S. economy to muddle through, we think the added yield that is inherent in MBS will enhance our ability to outperform over the next several months.

In conclusion, we believe that our defensive strategy for the Fund should produce higher returns than the benchmark over the long term, aided by our ability to capitalize on opportunities outside of the U.S. as well as our strategic allocations in the fixed income spread sectors.

Donald Quigley

Total Return Bond Fund Portfolio Manager

Past performance does not guarantee future results.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investing internationally involves additional risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the individuals, JBIM, the funds, or any affiliated company.

The Lehman Brothers U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million. It is not possible to invest directly in an index or average.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Julius Baer Funds    2006 Annual Report

MANAGEMENT'S COMMENTARY

JULIUS BAER GLOBAL HIGH INCOME FUND

Annual Report
Period Ending October 31, 2006

The Julius Baer Global High Income Fund (the "Fund") completed another successful fiscal year in October, turning in a total return of 10.49% (Class A Shares). The year was paced by U.S. economic growth that ran at close to 3%, a somewhat more muted growth rate in Europe, and robust emerging economies, powered by Chinese growth and booming commodity markets. These developments continued trends that were in place for several years. They provided a healthy fundamental backdrop for global markets, which were tempered by U.S. Federal Reserve Bank tightening until the summer, concerns about the affects of rising energy prices, and mounting speculation over how the U.S. housing boom might end.

In this environment, high income securities of all types performed very well, again, defying the prognostications of much of the financial press and a substantial portion of the investing community. Our benchmark, the Merrill Lynch Global High Yield Constrained Index, returned 10.64%. The global credit foundation was strong. Global growth and ample liquidity helped issuers increase their revenues and execute productivity enhancing restructurings which improved margins and cash flow. Emerging sovereigns and corporations benefited from strong export demand, sounder fiscal policies, and improved currency and debt management. Investors met this credit environment with strong demand for issuers of high income securities. Only for a brief period in April and May did investors show any real hesitation. This pause in demand was sparked by concerns that the U.S. Federal Reserve Bank might increase interest rates too much or for too long. The speculation sparked a "risk aversion" trade that was more pronounced in energy and commodity-related securities, whose values were extended the most during the preceding years.

Within the global market for high income securities, there were some sectors that fared better than others. U.S. high yield outperformed European high yield as the credit impact of improved fundamentals offset the effects of an increasing interest rate environment. Auto and auto parts bonds both in the U.S. and Europe outperformed the general market, although there was a very wide dispersion of returns within the group. Airline bonds, much maligned in the past, were extremely strong performers. Healthcare bonds, meanwhile, one of the better performers last year, underperformed the market this year. Homebuilders also underperformed, although not until the later part of the period. In general, lower quality bonds (CCC rated and lower) outperformed higher quality bonds. This outperformance of issuers with the lowest margins of cash flow is unusual at this stage in the cycle. Emerging market bonds continued their multi-year run of strong returns, both in

Julius Baer Funds    2006 Annual Report

local currency and in hard currency markets. Following the "risk aversion" ripple during April and May, however, bonds of emerging market countries sporting substantial current account deficits tended to lag.

The performance of the Fund (Class A Shares) during this period placed it in the top 16% of high yield bond funds, as measured by Morningstar, Inc. (for the twelve months ending October 31, 2006, the Class A Shares ranked 84 out of 544 high yield bond funds based on total return). In addition to the strength of the overall market, the Fund's performance was enhanced by our positions in the local currency government and money market instruments of several emerging countries including Brazil, Columbia, and Indonesia. Our positions in several large emerging market corporates, such as Norilsk Nickel and CSN also bolstered returns. The Fund built several positions during the year in select auto and auto parts issuers that we believe will ultimately benefit from the on-going restructuring of the industry. Although volatile, these positions on balance helped the Fund's relative return. In a similar manner, we also benefited from positions in the airline sector including both defaulted securities and more senior, secured Equipment Trust Certificates.

These positive contributors to performance were somewhat offset during the year by other factors. Although we carried approximately a market weight in more risky CCC bonds for much of the period, we were not particularly aggressive about our issue selection in this area. Our discipline tended to keep us away from CCC issuers dependent on unpredictable events and led us to invest more in smaller CCC issuers that we believe are fundamentally under-rated. The Fund also had a very low representation of hard currency (Euro and U.S. dollar denominated) emerging market bonds, which continued to perform well during the period. Towards the end of the fiscal year, U.S. interest rates declined, benefiting more interest rate sensitive BB bonds in which the Fund was somewhat underweight.

While a number of different high income markets and security types both added and detracted from overall performance, we were careful not to let any one market dominate the Fund's returns, either negatively or positively. This balanced diversification across different geographies and security types forms a cornerstone of our investment philosophy, and we believe it should continue to help the Fund navigate the markets successfully.

As we enter the new fiscal year, the economic fundamentals and the market backdrop continue to be supportive of high income securities globally. Although we expect growth in North America will slow in the coming quarters, we do not expect outright recession. More importantly, we believe global growth will remain strong. Issuers of sovereign and corporate bonds should be able to continue the process of operational and cash flow improvement that has been in place now for several years. As always, even in a generally improving economy, there will be issuers that will become overextended, whole industries that will need to restructure, and difficult periods. Overall, however, we are constructive on the year ahead.

Julius Baer Funds    2006 Annual Report

The risks in our outlook still rest in the process of global trade, monetary and currency rebalancing that is required to incorporate China, India, Eastern Europe and other emerging countries into the global economic system. As long as this development continues in a relatively smooth manner, all markets, including the high income security markets, in particular, should benefit. We will be watchful, however, for central bank missteps, political events, and supply imbalances that might disrupt this process.

Greg Hopper

Global High Income Fund Portfolio Manager

Past performance does not guarantee future results.

The securities in which the Fund will invest may be considered more speculative in nature and are sometimes known as "junk bonds." These securities tend to offer higher yields than higher rated securities fixed income securities can present a greater risk of loss of income and principal than higher rated securities. Investing internationally involves additional risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the individuals, JBIM, the funds, or any affiliated company.

The Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody's and S&P). The index is weighted by outstanding issuance, but constrained such that the percentage that any one issuer may not represent more than 3% of the index. It is not possible to invest in an index.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Cash flow: measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Morningstar Rankings represent a fund's total-return percentile rank relative to all funds that have the same Morningstar Category. The highest percentile rank is 1 and the lowest is 100. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

Julius Baer Funds    2006 Annual Report

MANAGEMENT'S COMMENTARY

JULIUS BAER U.S. MICROCAP FUND
JULIUS BAER U.S. SMALLCAP FUND
JULIUS BAER U.S. MIDCAP FUND
JULIUS BAER U.S. MULTICAP FUND

Annual Report
Period Ending October 31, 2006

Equity Market Commentary

Equity markets were up sharply from the date of the launch of our four new funds on July 24, 2006, through October 31, 2006, with the Russell 2000 Index up 11.39% and the S&P 500 up 9.82%. Following a sharp correction in July, technology stocks rebounded through August and September to lead the rally. This can be attributed to a positive outlook for technology investment spending in both the seasonally strong fourth quarter period and a favorable outlook for 2007. Many corporate balance sheets have record cash levels and managers are under pressure by shareholders and the forces of an increasingly competitive global arena to begin investing capital into higher return propositions, rather than settling for current money-market rates of return. Technology spending continues to be an important part of capital spending, representing about 34% of the total. On the consumer front, spending held steady in 2006, and consumer discretionary stocks also performed well in the review period. Despite facing higher interest rates and greater costs for gasoline and home heating fuel, U.S. consumers continued to robustly purchase goods and services. On the bright side, gasoline prices declined significantly in October and it's been more than a year now since prices began moving sharply higher—consumers have had time to adjust to the higher fuel prices and have economized by optimizing trips and purchasing more fuel-efficient vehicles. With the significant increase in fuel prices that began in mid-2005, many pundits predicted a decline in consumer spending. Our belief is that if reduction occurs, it will be a temporary phenomenon and that consumer expenditures may be actually shifting away from the new housing market into home refurbishment, consumer electronics, clothing and dining out.

Portfolio Strategy and Investment Focus Areas

With smaller U.S. company stocks and indices having performed well for several years in a row versus their larger counterparts, there has been much debate as to when the current cycle of smallcap out-performance will end. Given the concentrated nature of the four funds under review, we are less concerned about the smallcap vs. largecap cycle debate, and more concerned about picking stocks that have the potential to outperform in both favorable and unfavorable equity market environments. To achieve this, we consistently seek out investment opportunities that are characterized by having a product or service that favorably changes consumption behavior. For example,

Julius Baer Funds    2006 Annual Report

equity markets earlier in the year were discounting a fairly significant slowdown in spending for the casual dining industry—many casual dining stocks declined markedly in price. Our view is that U.S. consumers changed their behavior significantly over the last several years and are dining out more often and spending more discretionary income to do so. Our belief is that consumers will continue on this course despite a modest decline in foot traffic that may have occurred in the short-run due to higher gasoline prices and rising interest rates. We believe the change in behavior to dining out will be long-lasting and will also benefit from population growth as well as other favorable demographic trends, including income growth and the aging of the "baby boomer" generation. As a result, we initiated our funds with an overweight position in the casual dining industry.

In terms of portfolio positioning, we are constructive on technology and remain overweight the sector as corporations invest in technology spending to upgrade aging computer systems. The last major upgrade cycle that occurred for computer systems in the corporate setting was in the 1998-2001 time frame. Typically, this type of capital equipment is replaced every five to seven years, so our analysis leads us to believe the installed base of technology had aged and spending should improve nicely. In addition, corporate managers are under increasing pressure to deploy ever-growing cash balances and boost productivity. As we look forward into 2007, we expect the market for financial services, primarily retail and commercial banking and asset management, to be favorable. This is attributable to income growth, high employment levels and low absolute interest rate levels. From a long term perspective, we also believe the healthcare sector is attractive due to aging demographics and growth in demand for aesthetic procedures, as a result of medical advances. We have a strong belief that in the next decade there will be many changes to the entire healthcare system in the U.S. that will offer companies the ability to gain market share as well as create new market opportunities. Some interesting investment areas on this front include the aforementioned aesthetic procedures such as laser applications, changes to how medical records are managed and maintained, and technological advances in non-invasive surgical procedures.

Julius Baer U.S. Microcap Fund

For the period from inception on July 24 through October 31, 2006 the U.S. Microcap Fund returned 12.60%, which outperformed the Russell 2000 Index return of 11.39% and the Russell Microcap Index return of 11.37%.

Outperformance versus the Russell 2000 benchmark was driven by our stock selection. In particular, our consumer discretionary, financial services and technology holdings performed well, which more than offset unfavorable relative stock performance in the energy and materials sectors. Our sector positioning had a modest negative impact

Julius Baer Funds    2006 Annual Report

to performance. In terms of portfolio positioning, the Fund is overweight in the technology and healthcare sectors and underweight in the utilities and materials sectors.

Julius Baer U.S. Smallcap Fund

For the period from inception on July 24 through October 31, 2006 the U.S. Smallcap Fund returned 11.00%, which underperformed the Russell 2000 Index return of 11.39%.

The Fund's modest underperformance relative to its benchmark, the Russell 2000, can be attributed to poor performance within the healthcare and energy sectors, which was mostly offset by strong performance within the technology and financials sectors. Our sector positioning had a modest negative impact to performance. In terms of portfolio positioning, the Fund is overweight in the technology, consumer and healthcare sectors and underweight in the industrials, utilities and telecommunications sectors.

Julius Baer U.S. Midcap Fund

For the period from inception on July 24 through October 31, 2006 the U.S. Midcap Fund returned 10.50%, which outperformed the Russell Midcap Index return of 9.84%.

Outperformance versus the Russell Midcap benchmark was driven by our stock selection. In particular, our technology, consumer discretionary and utilities holdings performed well, which more than offset unfavorable relative stock performance in the healthcare and energy sectors. Our sector positioning had a modest positive impact to performance. In terms of portfolio positioning, the Fund is overweight in the technology and health care sectors and underweight in the utilities and materials sectors.

Julius Baer U.S. Multicap Fund

For the period from inception on July 24 through October 31, 2006 the U.S. Multicap Fund returned 11.00%, which outperformed the Russell 3000 Index return of 9.95%.

Outperformance versus the Russell 3000 benchmark was driven by our stock selection. In particular, our technology and consumer discretionary sector holdings performed well, which more than offset unfavorable relative stock performance in the financials and industrials sectors. Our sector positioning had a modest positive impact to performance. In terms of portfolio positioning, the Fund is overweight in the technology and health care sectors and underweight in the utilities and materials sectors.

Julius Baer Funds    2006 Annual Report

In summary, we are in the business of discovering and investing in companies whose stock market values increase with the improvements and success of their respective businesses. We are excited about the collective potential of our portfolio holdings and the tremendous investment opportunities that abound.

Samuel Dedio

U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund Portfolio Manager

Past performance does not guarantee future results.

Please refer to the prospectus for more complete information on the special risks associated with investing in the Julius Baer U.S. Equity Funds, including, but not limited to: stock market risk, smaller companies risk, liquidity risk, foreign investment risk, derivatives risk.

The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the individuals, JBIM, the funds, or any affiliated company.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market, with all values expressed in U.S. dollars.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index, with all values expressed in U.S. dollars.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index, with all values expressed in U.S. dollars.

Julius Baer Funds    2006 Annual Report

SHAREHOLDER EXPENSES (Unaudited)

As a stockholder of the Julius Baer Global Equity Fund, or a shareholder of Julius Baer International Equity Fund, Julius Baer International Equity II Fund, Julius Baer Total Return Bond Fund, Julius Baer Global High Income Fund, Julius Baer U.S. Microcap Fund, Julius Baer U.S. Smallcap Fund, Julius Baer U.S. Midcap Fund or Julius Baer U.S. Multicap Fund, you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in Julius Baer Global Equity Fund, Julius Baer International Equity Fund, Julius Baer International Equity Fund II, Julius Baer Total Return Bond Fund, Julius Baer Global High Income Fund, Julius Baer U.S. Microcap Fund, Julius Baer U.S. Smallcap Fund, Julius Baer U.S. Midcap Fund or Julius Baer U.S. Multicap Fund and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 to October 31, 2006.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Julius Baer Funds    2006 Annual Report

Global Equity Fund Class A

	Beginning Account Value 05/01/06	Ending Account Value 10/31/06	Annualized Expense Ratio	Expense Paid during Period
Actual	$1,000.00	$1,021.70	1.40%	$7.13
Hypothetical	$1,000.00	$1,018.10	1.40%	$7.12

Global Equity Fund Class I

	Beginning Account Value 05/01/06	Ending Account Value 10/31/06	Annualized Expense Ratio	Expense Paid during Period
Actual	$1,000.00	$1,021.70	1.15%	$5.86
Hypothetical	$1,000.00	$1,019.40	1.15%	$5.85

International Equity Fund Class A

	Beginning Account Value 05/01/06	Ending Account Value 10/31/06	Annualized Expense Ratio	Expense Paid during Period
Actual	$1,000.00	$1,018.00	1.16%	$5.90
Hypothetical	$1,000.00	$1,019.40	1.16%	$5.90

International Equity Fund Class I

	Beginning Account Value 05/01/06	Ending Account Value 10/31/06	Annualized Expense Ratio	Expense Paid during Period
Actual	$1,000.00	$1,019.20	0.92%	$4.68
Hypothetical	$1,000.00	$1,020.60	0.92%	$4.69

International Equity Fund II Class A

	Beginning Account Value 05/01/06	Ending Account Value 10/31/06	Annualized Expense Ratio	Expense Paid during Period
Actual	$1,000.00	$1,011.50	1.32%	$6.64
Hypothetical	$1,000.00	$1,018.60	1.32%	$6.67

International Equity Fund II Class I

	Beginning Account Value 05/01/06	Ending Account Value 10/31/06	Annualized Expense Ratio	Expense Paid during Period
Actual	$1,000.00	$1,013.60	1.05%	$5.28
Hypothetical	$1,000.00	$1,020.00	1.05%	$5.30

Total Return Bond Fund Class A

	Beginning Account Value 05/01/06	Ending Account Value 10/31/06	Annualized Expense Ratio	Expense Paid during Period
Actual	$1,000.00	$1,040.30	0.69%	$3.55
Hypothetical	$1,000.00	$1,021.70	0.69%	$3.52

Total Return Bond Fund Class I

	Beginning Account Value 05/01/06	Ending Account Value 10/31/06	Annualized Expense Ratio	Expense Paid during Period
Actual	$1,000.00	$1,040.50	0.44%	$2.26
Hypothetical	$1,000.00	$1,023.00	0.44%	$2.24

Julius Baer Funds    2006 Annual Report

Global High Income Fund Class A

	Beginning Account Value 05/01/06	Ending Account Value 10/31/06	Annualized Expense Ratio	Expense Paid during Period
Actual	$1,000.00	$1,037.80	1.07%	$5.14
Hypothetical	$1,000.00	$1,020.20	1.07%	$5.09

Global High Income Fund Class I

	Beginning Account Value 05/01/06	Ending Account Value 10/31/06	Annualized Expense Ratio	Expense Paid during Period
Actual	$1,000.00	$1,039.20	0.79%	$3.91
Hypothetical	$1,000.00	$1,021.40	0.79%	$3.87

U.S. Microcap Fund Class A

	Beginning Account Value 07/24/06*	Ending Account Value 10/31/06	Annualized Expense Ratio	Expense Paid during Period
Actual	$1,000.00	$1,126.00	0.97%	$5.19
Hypothetical	$1,000.00	$1,020.30	0.97%	$4.94

U.S. Microcap Fund Class I

	Beginning Account Value 07/24/06*	Ending Account Value 10/31/06	Annualized Expense Ratio	Expense Paid during Period
Actual	$1,000.00	$1,126.00	0.81%	$4.32
Hypothetical	$1,000.00	$1,021.10	0.81%	$4.13

U.S. Smallcap Fund Class A

	Beginning Account Value 07/24/06*	Ending Account Value 10/31/06	Annualized Expense Ratio	Expense Paid during Period
Actual	$1,000.00	$1,110.00	0.81%	$4.29
Hypothetical	$1,000.00	$1,021.10	0.81%	$4.13

U.S. Smallcap Fund Class I

	Beginning Account Value 07/24/06*	Ending Account Value 10/31/06	Annualized Expense Ratio	Expense Paid during Period
Actual	$1,000.00	$1,111.00	0.65%	$3.44
Hypothetical	$1,000.00	$1,021.90	0.65%	$3.31

U.S. Midcap Fund Class A

	Beginning Account Value 07/24/06*	Ending Account Value 10/31/06	Annualized Expense Ratio	Expense Paid during Period
Actual	$1,000.00	$1,105.00	0.73%	$3.85
Hypothetical	$1,000.00	$1,021.50	0.73%	$3.72

U.S. Midcap Fund Class I

	Beginning Account Value 07/24/06*	Ending Account Value 10/31/06	Annualized Expense Ratio	Expense Paid during Period
Actual	$1,000.00	$1,106.00	0.56%	$3.00
Hypothetical	$1,000.00	$1,022.40	0.56%	$2.85

*  Commencement of operations

Julius Baer Funds    2006 Annual Report

U.S. Multicap Fund Class A

	Beginning Account Value 07/24/06*	Ending Account Value 10/31/06	Annualized Expense Ratio	Expense Paid during Period
Actual	$1,000.00	$1,110.00	0.70%	$3.72
Hypothetical	$1,000.00	$1,021.70	0.70%	$3.57

U.S. Multicap Fund Class I

	Beginning Account Value 07/24/06*	Ending Account Value 10/31/06	Annualized Expense Ratio	Expense Paid during Period
Actual	$1,000.00	$1,111.00	0.54%	$2.86
Hypothetical	$1,000.00	$1,022.50	0.54%	$2.75

*  Commencement of operations

Julius Baer Funds    2006 Annual Report

Julius Baer Global Equity Fund Inc.(1)

It is the Julius Baer Global Equity Fund Inc.'s, policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended October 31, 2006	21.56%
Five years ended 10/31/06	(2.47)%
Ten years ended 10/31/06	(3.47)%
7/1/04 - 10/31/06(1)	18.76%

*  All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in shares of Julius Baer Global Equity Fund
Inc. vs. MSCI World Index (in U.S. dollars) July 1, 2004-October 31, 2006†

†  Hypothetical illustration of $10,000 invested on July 1, 2004 assuming reinvestment of dividends and capital gains distributions through October 31, 2006. No adjustment has been made for shareholder tax liability on dividends or cap gains distributions. The MSCI World Index is a market capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas, Europe/Middle East and Asia/Pacific regions.

(1)  On July 1, 2004, the Fund changed its name from The European Warrant Fund, Inc. and converted from a close-end, non diversified investment company ("closed-end fund") to an open-end diversified investment company with a different investment objective, different investment strategies, different management team and a new investment adviser (an affiliate of the closed-end Fund's adviser). Until the close of business on June 30, 2004, the Fund operated as a closed-end Fund and its common stock (which then comprised of a single share class) was listed on the NYSE. After the close of business on June 30, 2004, all of the common stock was converted into Class A shares of the Fund, and the Fund began seeking to maximize total return principally through capital appreciation by investing in a diversified portfolio of equity securities of issuers located throughout the world. For periods prior thereto, all historical performance information for Class A shares reflects the Net Asset Value (NAV) performance of the Fund's common stock while it was a closed-end fund.

  Note: All figures cited here and on the following pages represent past performance of the Global Equity Fund, Inc., and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

Julius Baer Funds    2006 Annual Report

Julius Baer International Equity Fund

It is the Julius Baer International Equity Fund's policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/06	31.20%
Five Years Ended 10/31/06	19.11%
Ten Years Ended 10/31/06	6.47%
Inception (10/4/93) through 10/31/06	12.16%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*  All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The International Equity Fund Class A commenced operations on October 4, 1993. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Julius Baer International Equity Fund vs. Morgan Stanley EAFE Index October 31, 1996-October 31, 2006†

†  Hypothetical illustration of $10,000 invested on October 31, 1996 assuming reinvestment of dividends and capital gains distributions through October 31, 2006. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the Interational Equity Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Morgan Stanley EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product. Indexes do not incur expenses and are not available for investment.

Julius Baer Funds    2006 Annual Report

Julius Baer International Equity Fund II

It is the Julius Baer International Equity Fund II's policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/06	28.73%
Inception (5/4/2005) through 10/31/06	25.64%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*  All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The International Equity Fund II Class A commenced operations on May 4, 2005. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Julius Baer International Equity Fund II vs. Morgan Stanley EAFE Index October 31, 1995-October 31, 2005†

†  Hypothetical illustration of $10,000 invested on May 4, 2005 assuming reinvestment of dividends and capital gains distributions through October 31, 2006. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the Interational Equity Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Morgan Stanley EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product. Indexes do not incur expenses and are not available for investment.

Julius Baer Funds    2006 Annual Report

Julius Baer Total Return Bond Fund

It is the Julius Baer Total Return Bond Fund's policy to declare and pay monthly dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/06	4.98%
Five Years Ended 10/31/06	6.41%
Ten Years Ended 10/31/06	5.63%
Inception (7/1/92) through 10/31/06	6.09%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*  All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Julius Baer Total Return Bond Fund commenced operations on July 1, 1992 and the service providers waived their advisory, sub-advisory and administration fees from 7/1/92 to 10/31/92 and from 9/1/98 to 10/31/03; without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Julius Baer Total Return Bond Fund vs. a Blended Merrill Lynch and JP Morgan Index and Lehman Brothers U.S. Aggregate Bond Index October 31, 1995-October 31, 2006†

†  Hypothetical illustration of $10,000 invested on October 31, 1996 assuming reinvestment of dividends and capital gains distributions and application of fee waivers through October 31, 2006. This period was one in which stock and bond prices fluctuated and the results should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Income Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Merrill Lynch and JP Morgan combined benchmark index for performance comparison consists of 80% of the Merrill Lynch 1-10 year U.S. Government/Corporate Index and 20% of the JP Morgan Global Government Bond (non-U.S.) Index. The Lehman Brothers U.S. Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities, tracks the performance of debt instruments issued by corporations and the U.S. Government and its agencies. Indexes do not incur expenses and are not available for investment.

(1)  Effective July 1, 2005 the benchmark for comparison changed to the Lehman Brothers U.S. Aggregate Bond Index.

Julius Baer Funds    2006 Annual Report

Julius Baer Global High Income Fund
(Formerly Julius Baer Global High Yield Bond Fund)

It is the Julius Baer Global High Income Fund's policy to declare and pay monthly dividends from its net investment income and distribute net realized capital gains, if any, annually.

Total Return*—Class A

Year Ended 10/31/06	10.49%
Inception (12/17/02) through 10/31/06	12.83%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*  Total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Global High Income Fund commenced operations on December 17, 2002 and the Adviser had contractually agreed to reimburse certain expenses of the Fund through 2/28/2006; without such reimbursements total returns woiuld have been lower.

Growth of $10,000 invested in Class A shares of Julius Baer Global High Income Fund vs. Merrill Lynch Global High Yield Constrained Index December 17, 2002-October 31, 2006†

†  Hypothetical illustration of $10,000 invested on December 17, 2002 assuming reinvestment of dividends and capital gains distributions and application of fee waivers through 2/28/2006. This period was one in which stock and bond prices fluctuated and the results should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Income Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade of foreign currency long-term debt rating (based on a composite of Moody's Investors Service, Inc. and Standard & Poor's Rating Service). Indexes do not incur expenses and are not available for investment.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS   October 31, 2006

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—87.4%
	United States—35.9%
11,287	3COM Corp*	$54,856
8,700	Aetna Inc	358,614
4,250	Alltel Corp	226,567
4,570	Altria Group	371,678
5,934	American International Group	398,587
1,664	Amgen Inc*	126,314
3,500	Apple Computer*	283,780
3,700	Avery Dennison	233,618
13,548	Bank of America	729,831
6,420	Bank of New York	220,655
5,304	Baxter International	243,825
3,168	Becton Dickinson	221,855
8,680	Boeing Co	693,185
6,380	Chevron Corp (2)	428,736
3,689	Chipotle Mexican Grill-Class B*	215,438
24,980	Cisco Systems*	602,767
9,930	ConocoPhillips	598,183
7,570	Conseco Inc*	153,974
4,160	Corn Products International	150,550
4,210	Dentsply International	131,689
1,030	Eli Lilly	57,690
7,157	Emerson Electric	604,051
5,030	Fannie Mae	298,078
31,907	General Electric	1,120,255
6,108	Genworth Financial-Class A	204,252
650	Google Inc-Class A*	309,653
3,420	Henry Schein* (2)	169,940
7,690	Hewlett-Packard	297,911
4,783	Home Depot	178,549
1,900	Humana Inc	114,000
7,136	IBM Corp	658,867
16,790	Intel Corp	358,299
11,895	JPMorgan Chase	564,299
8,320	Kroger Co	187,117
2,840	Legg Mason (2)	255,657
3,430	Lockheed Martin	298,170
11,659	Macquarie Infrastructure	347,788
6,858	McDonald's Corp	287,350
910	Medco Health Solutions*	48,685

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	United States—Continued
3,770	MedImmune Inc* (2)	$120,791
6,940	Merck & Co	315,215
2,292	Merrill Lynch	200,367
2,473	Molson Coors Brewing-Class B	176,028
7,920	Morgan Stanley (2)	605,326
5,800	Newfield Exploration	236,582
21,595	News Corp-Class B* (2)	469,475
2,810	Nuveen Investments-Class A	138,533
2,380	Oceaneering International*	85,656
9,800	Omnicom Group (2)	994,210
5,040	Patterson Cos* (2)	165,564
5,924	Pepsico Inc	375,819
18,435	Pfizer Inc	491,293
5,522	Procter & Gamble	350,040
5,037	Prudential Financial	387,496
2,381	Raytheon Co	118,931
4,240	RenaissanceRe Holdings	230,656
3,870	RTI International Metals* (2)	237,308
17,210	Schering-Plough	381,029
5,870	Sirona Dental Systems (2)	217,190
10,360	Smurfit-Stone Container*	110,438
11,890	Toll Brothers*	343,740
2,532	United Parcel Service-Class B	190,786
5,540	United Technologies	364,089
1,300	Valero Energy	68,029
7,742	Verizon Communications	286,454
7,170	Wachovia Corp	397,935
5,910	Wyeth	301,587
8,780	Xerox Corp*	149,260
		21,315,140
	France—6.0%
1,073	Air Liquide	228,437
436	Atos Origin*	24,819
2,061	BNP Paribas	226,623
1,567	Bouygues SA	91,362
1,061	CIE de Saint-Gobain	78,205
2,341	Electricite de France	141,957
6,830	France Telecom	177,401

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	France—Continued
640	Gaz de France	$25,731
1,213	Generale de Sante	43,598
240	Hermes International	26,053
1,783	JC Decaux	45,515
2,984	Lafarge SA	401,049
447	Lagardere S.C.A.	32,149
3,007	LVMH Moet Hennessy Louis Vuitton	313,371
1,020	Neuf Cegetel*	30,789
909	Pernod-Ricard	182,036
925	PPR	138,015
985	Publicis Groupe	38,118
478	Renault SA	55,915
3,122	Sanofi-Aventis	265,385
567	Societe Generale	94,224
2,821	Societe Television Francaise 1	95,848
1,899	Suez SA	84,978
8,380	Total SA	567,413
580	Veolia Environnement	35,511
565	Vinci SA	63,640
1,510	Vivendi	57,183
		3,565,325
	United Kingdom—5.8%
11,541	Aegis Group	29,440
5,009	Anglo American	225,843
2,919	BAE Systems	23,355
2,683	Balfour Beatty	20,737
1,530	BHP Billiton	29,502
9,322	BP PLC	103,654
4,757	Burberry Group	50,717
26,195	Compass Group	140,139
17,378	Diageo PLC	321,499
3,040	Firstgroup PLC	31,150
13,237	GlaxoSmithkline PLC	353,448
9,190	Highland Gold Mining*	29,403
1,807	Imperial Tobacco	64,000
13,130	KKR Private Equity Investors	285,577
1,010	National Express	18,782
1,643	Peter Hambro Mining*	37,290
5,665	Prudential PLC	69,419
3,840	Reckitt Benckiser	167,057

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	United Kingdom—Continued
7,460	Rentokil Initial	$21,556
1,120	Rio Tinto	61,777
22,485	Rolls-Royce Group	201,450
825,199	Rolls-Royce Group-Class B*	1,574
893	SABMiller PLC	17,270
4,823	Scottish & Newcastle	51,880
15,860	Smith & Nephew	154,950
1,703	Smiths Group	30,727
33,900	Tesco PLC	254,420
175,037	Vodafone Group	450,683
7,359	William Hill	91,371
1,024	Wolseley PLC	24,198
6,655	WPP Group	85,232
		3,448,100
	Germany—4.9%
1,531	Aareal Bank*	65,267
576	Adidas AG	28,863
476	Bilfinger Berger	29,672
7,403	Commerzbank AG	262,772
207	Continental AG	23,150
1,487	Deutsche Bank	187,155
1,048	Deutsche Boerse	168,994
10,538	Deutsche Post	291,869
1,022	Deutsche Postbank	76,022
947	E.ON AG	113,618
7,036	Fraport AG	483,594
835	Fresenius AG	150,761
910	Fresenius Medical Care	121,421
630	Gagfah SA*	18,285
804	Henkel KGaA	96,307
1,243	Hypo Real Estate Holding	78,135
870	IKB Deutsche Industriebank	30,570
8,557	IVG Immobilien	308,320
930	KarstadtQuelle AG*	21,841
2,240	Landesbank Berlin Holding*	17,154
320	MAN AG	28,447
180	Merck KGaA	18,977
60	Puma AG	21,276
498	Rhoen-Klinikum AG	20,626

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Germany—Continued
300	SAP AG	$59,687
2,046	Siemens AG	184,105
298	Solarworld AG	16,028
110	Wacker Chemie*	13,220
		2,936,136
	Japan—4.8%
260	Acom Co	9,987
820	Aeon Credit Service	18,303
330	Aiful Corp	11,380
710	Aisin Seiki	21,817
3,300	Bosch Corp	18,619
1,995	Canon Inc	106,770
3,040	Chiba Bank	27,194
520	Credit Saison	18,775
1,870	Daihatsu Motor	18,803
1,300	Daikin Industries	36,618
1,420	Daiwa Securities	16,084
1,340	Denso Corp	51,013
780	Eisai Co	39,880
15	Fuji Television Network	31,241
2,118	Fujitsu Ltd	17,247
2,872	Honda Motor	101,490
550	Hoya Corp	21,220
330	Ibiden Co	17,267
2,850	Itochu Corp	22,673
12	Japan Tobacco	52,238
753	JS Group	15,426
740	JSR Corp (2)	18,570
3,419	Kubota Corp	29,855
300	Kyocera Corp	26,862
820	Makita Corp	24,357
8,674	Matsushita Electric Industrial	181,025
2,000	Mitsubishi Electric	17,413
13	Mitsubishi UFJ Financial	163,117
1,817	Mitsui Fudosan	44,667
23	Mizuho Financial	178,849
1,008	NGK Spark Plug	21,209
1,840	NHK Spring	20,307
150	Nintendo Co	30,626

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Japan—Continued
1,000	Nippon Electric Glass	$21,510
4	Nippon Telegraph & Telephone	20,110
840	Nitto Denko	47,824
900	NOK Corp	23,584
3,106	Nomura Holdings	54,747
2,000	NSK Ltd	16,730
20	NTT DoCoMo	30,558
120	ORIX Corp	33,750
480	Promise Co	17,331
4,380	Ricoh Co	86,363
2	Sapporo Hokuyo	19,974
700	Sega Sammy	17,566
14,630	Seiyu Ltd*	22,853
1,960	Sharp Corp	34,882
1,648	Sony Corp	68,224
1,480	Stanley Electric	29,308
4,000	Sumitomo Chemical	28,475
1,288	Sumitomo Corp	16,909
1,260	Sumitomo Electric Industries	17,810
3,080	Sumitomo Metal Industries	11,568
19	Sumitomo Mitsui Financial	207,588
2,420	Suzuki Motor	68,579
850	Takeda Pharmaceutical	54,488
460	Takefuji Corp	16,648
2,000	Teijin Ltd	11,148
3,610	The Bank of Fukuoka	28,780
6,118	The Bank of Yokohama	47,208
2,230	The Sumitomo Trust & Banking	23,946
2,000	Toray Industries	14,391
3,510	Toyota Motor	207,625
480	Yamada Denki	47,691
1,270	Yamaha Motor	34,689
1,400	Yamato Holdings	21,821
		2,835,580
	Switzerland—4.0%
1,930	Adecco SA	119,243
430	BKW FMB Energie	41,657
3,757	Compagnie Financiere Richemont	185,909

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Switzerland—Continued
2,755	Credit Suisse-Registered	$166,117
383	Dufry Group*	30,730
20	Givaudan-Registered	16,561
3,925	Holcim Ltd	337,957
1,293	Nestle SA-Registered	441,794
5,939	Novartis AG-Registered	360,489
1,593	Roche Holding	278,809
119	SGS SA	126,381
480	Syngenta AG-Registered*	77,527
980	The Swatch Group	193,424
		2,376,598
	Italy—3.6%
2,112	Assicurazioni Generali*	83,673
28,819	Banca CR Firenze	96,004
14,560	Banca Intesa	99,423
36,254	Banca Intesa-RNC	240,341
650	Banca Italease	36,296
2,229	Banca Popolare dell' Emilia Romagna	52,632
10,384	Banca Popolare di Milano	153,079
13,860	Banca Popolare Italiana*	184,155
2,984	Banche Popolari Unite	82,038
3,055	Banco Popolare di Verona e Novara	81,962
29,254	Beni Stabili	33,082
2,760	Bulgari SpA	38,468
4,100	Buzzi Unicem	108,585
28,321	Capitalia SpA	249,599
5,751	Credito Emiliano	82,872
1,210	Finmeccanica SpA	29,158
4,349	Geox SpA	57,451
1,266	Luxottica Group	39,023
5,755	Parmalat SpA*	20,604
11,940	Telecom Italia	36,080
39,729	UniCredito Italiano	328,842
		2,133,367
	Poland—2.9%
421	Agora SA	3,960
671	Bank BPH	191,901
8,109	Bank PEKAO	546,380

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Poland—Continued
1,690	Bank Zachodni WBK*	$114,985
2,533	Budimex SA*	61,008
2,837	CCC SA*	41,783
1,428	Opoczno SA*	20,914
45,406	PKO Bank Polski	572,241
9,538	Polski Koncern Miesny Duda*	50,690
12,683	Telekomunikacja Polska	93,188
		1,697,050
	Russia—2.2%
400	AvtoVAZ GDR	26,548
440	Gazpromneft	1,804
1,426	LUKOIL ADR	113,738
849	MMC Norilsk Nickel ADR	125,737
21,814	NovaTek OAO	126,957
5,458	OAO Gazprom ADR (2)	230,546
1,477	OAO Rosneft Oil	12,658
19,614	OAO Rosneft Oil GDR	168,680
1,679	Polyus Gold ADR* (2)	79,920
77	Sberbank RF	173,250
2,510	TMK OAO	13,554
32,521	TNK-BP	74,473
1,418	Unified Energy System GDR	106,775
5,830	Uralkaliy CLS	8,745
5,300	Uralsvyazinform ADR (2)	40,598
2,921	VolgaTelecom ADR	21,907
		1,325,890
	Netherlands—2.2%
1,324	Euronext NV	132,656
833	Heineken NV	37,754
6,712	ING Groep	297,356
6,812	Royal KPN	91,031
1,862	Royal Numico	83,251
6,117	Royal Philips Electronics	213,689
6,189	TNT NV	238,244
6,615	Unilever NV	163,120
1,380	Vedior NV	25,240
		1,282,341

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Sweden—1.8%
2,509	Capio AB (2)	$58,022
2,701	Getinge AB-Class B*	47,782
1,219	Modern Times Group-Class B	70,222
15,052	Nordea AB	207,394
8,915	Skandinaviska Enskilda Banken	249,374
3,293	Skanska AB-Class B	58,711
8,167	Swedbank AB	267,468
13,009	Telefonaktiebolaget LM Ericsson-Class B	49,360
8,433	TeliaSonera AB	61,308
		1,069,641
	Austria—1.6%
2,997	Erste Bank der Oesterreichischen Sparkassen	204,076
626	Flughafen Wien	56,129
5,535	Immoeast Immobilien Anlagen*	69,516
2,597	OMV AG*	141,172
1,320	Raiffeisen International Bank Holding	151,041
3,550	Telekom Austria	88,355
1,649	Wiener Staedtische Versicherung	106,077
2,030	Wienerberger AG	105,531
		921,897
	Czech Republic—1.1%
4,278	Komercni Banka	665,550
	Finland—1.1%
250	Elisa Oyj-Class A	6,318
8,328	Fortum Oyj	229,171
9,072	Nokia Oyj	180,054
1,000	Nokia Oyj ADR (2)	19,880
1,920	Sampo Oyj-Class A	41,611
1,530	Sanoma-WSOY Oyj-Class B	39,466
420	Stockmann Oyj-Class B	17,626
550	Wartsila Oyj-Class B	25,237
3,540	YIT Oyj	88,016
		647,379
	Australia—1.1%
3,666	BHP Billiton	77,392
4,087	Brambles Industries	39,471

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Australia—Continued
925	CSL Ltd	$40,150
1,580	John Fairfax Holdings	5,942
81,945	Macquarie Airports Management	203,556
10,060	Newcrest Mining	185,671
800	Publishing & Broadcasting	11,998
1,211	Rio Tinto	73,471
		637,651
	Hungary—1.0%
29,506	Magyar Telekom Telecommunications*	137,326
12,901	OTP Bank	453,488
80	Richter Gedeon	16,775
		607,589
	Belgium—0.9%
397	Almancora Comm Va	52,343
2,708	Fortis	113,680
3,413	KBC Groupe	372,889
		538,912
	Norway—0.7%
5,696	Acta Holding	26,299
1,200	Cermaq ASA	14,768
6,014	DnB NOR	78,704
2,530	Norsk Hydro*	58,116
730	Orkla ASA	37,388
77,890	PAN Fish*	60,969
3,558	Statoil ASA	89,889
4,300	Telenor ASA	67,876
		434,009
	Romania—0.6%
16,490	BRD-Groupe Societe Generale	116,110
90,930	Impact SA*	18,977
1,019,413	SNP Petrom	233,097
		368,184

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Hong Kong—0.6%
11,320	China Merchants Holdings International	$33,100
16,000	Clear Media*	22,416
64,630	Emperor Entertainment Hotel	11,547
30,850	Galaxy Entertainment*	28,668
14,790	Hutchison Telecommunications International*	28,476
23,200	Melco International Development	56,835
114,130	Shun TAK	150,799
54,600	Texwinca Holdings	35,791
		367,632
	Turkey—0.6%
3,984	Acibadem Saglik Hizmetleri ve Ticaret	43,690
4,990	Anadolu Sigorta*	9,098
23,563	Dogan Sirketler Grubu	100,938
10,032	Haci Omer Sabanci	42,287
19,589	Turkiye Garanti Bankasi	71,831
13,637	Turkiye Is Bankasi	88,327
1,520	Yapi Kredi Sigorta*	6,876
		363,047
	Canada—0.6%
4,071	Bema Gold*	17,513
510	Centerra Gold*	5,075
3,929	Eldorado Gold*	16,727
13,100	Ivanhoe Mines*	136,793
1,230	Potash Corp of Saskatchewan	154,424
		330,532
	Mexico—0.5%
750	Cemex SAB ADR	23,055
630	Desarrolladora Homex ADR*	27,657
240	Fomento Economico Mexicano ADR	23,206
1,214	Grupo Aeroportuario del Sureste ADR	46,047
23,004	Grupo Financiero Banorte	83,368
2,570	Grupo Televisa ADR	63,428
		266,761
	Cyprus—0.4%
22,993	Bank of Cyprus	260,602

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	China—0.3%
175,970	Beijing Capital International Airport-Class H	$112,861
26,500	Weiqiao Textile-Class H	36,377
49,040	Wumart Stores-Class H*	45,698
		194,936
	Greece—0.3%
2,837	Alpha Bank	82,559
4,241	Hellenic Telecommunication Organization*	109,884
		192,443
	Spain—0.3%
17,645	Corporacion Mapfre	78,149
382	Inditex SA	18,264
4,720	Telefonica SA	90,968
		187,381
	South Korea—0.3%
210	Hyundai Motor	17,073
92	NHN Corp*	9,130
208	Samsung Electronics	134,884
		161,087
	Croatia—0.2%
102	Atlantska Plovidba	15,916
528	Dom Holding*	15,561
84	Ericsson Nikola Tesla	36,060
205	FIMA Validus*	5,473
18	Institut Gradevinarstva Hrvatske	12,483
492	Podravka d.d.	41,798
347	Proficio Dd* (1)	4,151
32	Viadukt Dd	7,213
		138,655
	India—0.2%
2,050	State Bank of India GDR	129,150
	Denmark—0.2%
1,230	Novo-Nordisk-Class B*	92,890

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Philippines—0.1%
7,190	Ayala Corp	$70,688
12,084	Bank of the Philippine Islands	15,032
		85,720
	Portugal—0.1%
6,600	Energias de Portugal	29,652
2,914	Portugal Telecom-Registered	36,300
		65,952
	Ireland—0.1%
20,332	Dragon Oil*	60,882
	Venezuela—0.1%
2,860	CIA Anonima Nacional TeleFonos De Venezuela ADR	55,513
	Multinational—0.1%
190	Central European Media Enterprises-Class A*	14,026
640	Millicom International Cellular* (2)	31,923
		45,949
	Thailand—0.1%
2,490	Bangkok Bank	7,798
2,210	Bangkok Bank-Foreign Registered Shares	7,222
59,600	Krung Thai Bank	21,100
		36,120
	Estonia—0.1%
795	Tallink Group*	4,495
3,974	Tallink Group*	22,470
		26,965
	Egypt—0.0%
470	Orascom Telecom Holding GDR	26,461
	Brazil—0.0%
1,121	Diagnosticos da America	22,022
	Kazakhstan—0.0%
890	Kazakhgold GDR*	21,253
	TOTAL COMMON STOCKS (Cost $48,654,821)	51,938,292

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
PREFERRED STOCKS—0.2%
	Germany—0.2%
3,280	ProsiebenSat.1 Media	$93,776
	Croatia—0.0%
32	Adris Grupa	24,722
	TOTAL PREFERRED STOCKS (Cost $103,476)	118,498
INVESTMENT FUNDS—3.6%
	United States—3.4%
5,830	Diamonds Trust Series I Index Fund-Large Capital (2)	703,856
11,550	iShares S&P 100 Index Fund	741,048
4,280	SPDR Trust Series 1 (2)	589,741
		2,034,645
	Romania—0.2%
19,500	SIF 1 Banat Crisana Arad	19,322
21,000	SIF 2 Moldova Bacau	22,942
16,000	SIF 3 Transilvania Brasov	14,982
29,000	SIF 4 Muntenia Bucuresti	18,420
18,500	SIF 5 Oltenia Craiova	22,024
		97,690
	Luxembourg—0.0%
1,850	Prologis European Properties	34,946
	TOTAL INVESTMENT FUNDS (Cost $2,089,585)	2,167,281
RIGHTS—0.0%
	Italy—0.0%
2,229	Banca Popolare Emilia Romagna Rights, Expires 11/28/2006*	825
2,229	Banca Popolare Emilia Romagna Rights, Expires 11/28/2006*	447
	TOTAL RIGHTS (Cost $0)	1,272
WARRANTS—1.1%
	India—1.1%
8,048	Banking Index Benchmark Exchange Traded Scheme-Bank BeES, Issued by Citigroup, Expires 01/20/2010*	100,479
5,506	Bharti Airtel-Class A, Issued by CLSA, Expires 05/31/2010*†	69,943
8,741	Canara Bank, Issued by Citigroup, Expires 01/19/2009*	57,846
5,200	India Cements, Ltd, Issued by ABNA, Expires 06/04/2007*	24,856

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
WARRANTS—Continued
	India—Continued
4,037	State Bank of India, Issued by Citigroup, Expires 01/19/2009*†	$117,268
8,820	State Bank of India, Issued by CLSA, Expires 05/13/2010*†	257,509
	TOTAL WARRANTS (Cost $519,883)	627,901

Face Value	Currency
STRUCTURED NOTES—0.3%
		Philippines—0.3%
8	USD	Phillippines Notes, due 10/17/2008 (Cost $182,307)†*	191,409
U.S. GOVERNMENT OBLIGATION—0.1%
		United States—0.1%
50,000	USD	U.S. Treasury Bills 4.670% due 11/09/2006	49,949
20,000	USD	U.S. Treasury Bills 4.725% due 11/09/2006 (3)	19,979

TOTAL U.S. GOVERNMENT OBLIGATION (Cost $69,928)	69,928
SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITY LENDING—8.0%

165,669	Abbey National, with rates ranging from 5.270%-5.280% and maturity dates ranging from 11/16/2006-12/01/2006	165,669
75,305	ABN Amro Bank NV 5.305% due 11/21/2006	75,305
58,838	Banco Santander Central Hispano 5.275% due 11/14/2006	58,838
75,296	BancoBilbao Vizcaya Argentaria 5.310% due 01/03/2007	75,296
192,780	Bank of America, with rates ranging from 5.270-5.310% and maturity dates ranging from 11/10/2006-07/10/2007	192,780
147,597	Bank of Nova Scotia 5.270% due 11/13/2006	147,597
240,976	Barclays, with rates ranging from 5.300%-5.306% and maturity dates ranging from 11/03/2006-01/03/2007	240,976
239,942	Barton Capital, with rates ranging from 5.266%-5.270% and maturity dates ranging from 11/01/2006-11/07/2006	239,942
139,765	Bear Stearns & Co 5.447% due 03/07/2007	139,765
180,731	BGI Institutional 5.242% due 11/01/2006	180,731
120,488	BNP Paribas, with a rate of 5.280% and maturity dates ranging from 12/12/2006-12/15/2006	120,488
45,183	CAFCO Funding 5.289% due 11/17/2006	45,183
75,305	Calyon 5.250% due 11/06/2006	75,305

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Face Value	Currency	Description	Market Value (Note 2)
SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITY LENDING—Continued
90,366		Canadian Imperial Bank of Commerce 5.280% due 11/29/2006	$90,366
77,060		Charta 5.314% due 11/01/2006	77,060
45,183		Clipper Receivables 5.280% due 11/15/2006	45,183
66,165		Commonwealth Bank of Australia 5.286% due 11/30/2006	66,165
124,596		Compass Securitization, with rates ranging from 5.292%-5.305 and maturity dates ranging from 11/29/2006-12/15/2006	124,596
30,122		CRC Funding 5.314% due 12/19/2006	30,122
150,610		Credit Suisse First Boston, with a rate of 5.310% and maturity dates ranging from 11/13/2006-11/14/2006	150,610
210,370		Fairway Finance, with rates ranging from 5.277%-5.299% and maturity dates ranging from 11/15/2006-11/22/2006	210,370
42,171		Falcon Asset Securitization 5.292% due 11/14/2006	42,171
90,365		Fortis Bank, with rates ranging from 5.260%-5.300% and maturity dates ranging from 11/07/2006-11/20/2006	90,365
150,610		General Electric Capital Corporation, with rates ranging from 5.265%-5.285% and maturity dates ranging from 11/03/2006-11/22/2006	150,610
45,183		Govco Incorporated 5.276% due 11/10/2006	45,183
29,394		Greyhawk Funding 5.296% due 11/27/2006	29,394
45,183		HBOS Halifax Bank of Scotland 5.300% due 01/08/2007	45,183
65,586		Jupiter Securitization 5.284% due 11/06/2006	65,586
44,435		Kitty Hawk Funding 5.286% due 11/29/2006	44,435
59,648		Lexington Parker Capital 5.291% due 11/09/2006	59,648
59,562		Liberty Street 5.284% due 11/13/2006	59,562
576,577		Merrimac Cash Fund-Premium Class 5.092% due 11/01/2006	576,577
30,122		Old Line Funding 5.276% due 11/15/2006	30,122
73,871		Ranger Funding, with rates ranging from 5.294%-5.296% and maturity dates ranging from 11/16/2006-11/29/2006	73,871
60,244		Royal Bank of Canada 5.300% due 11/17/2006	60,244
74,689		Sheffiled Receivables, with rates ranging from 5.267%-5.275% and maturity dates ranging from 11/02/2006-11/08/2006	74,689
60,244		Skandinaviska Enskilda Banken 5.290% due 12/11/2006	60,244
271,097		Societe Generale, with rates ranging from 5.270%-5.280% and maturity dates ranging from 11/01/2006-12/04/2006	271,097
103,078		Svenska Handlesbanken 5.300% due 11/01/2006	103,078
44,457		Three Pillars Funding 5.285% due 11/20/2006	44,457
75,305		Toronto Dominion Bank 5.300% due 12/11/2006	75,305

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

Face Value	Currency	Description	Market Value (Note 2)
SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITY LENDING—Continued
104,351		Variable Funding Capital, with rates ranging from 5.267%-5.287% and maturity dates ranging from 11/07/2006-11/28/2006	$104,351
110,064		Yorktown Capital, with rates ranging from 5.292%-5.297% and maturity dates ranging from 11/15/2006-12/14/2006	110,064
		TOTAL SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITY LENDING (Cost $4,768,583)	4,768,583
REPURCHASE AGREEMENT—3.0%
		United States—3.0%
1,766,356	USD	Investors Bank & Trust company Repurchase Agreement, dated 10/31/2006, due 11/01/2006, with a maturity value $1,766,533 and an effective yield of 3.60%, collateralized by a U.S. Government and Agent Obligation, with a rate of 8.625%, a maturity date of 02/25/2015, and an aggregate market value of $1,854,674. (Cost $1,766,356)	1,766,356
		TOTAL INVESTMENTS—103.7% (Cost $58,154,939)	61,649,520
		OTHER ASSETS AND LIABILITIES (Net)—(3.7%)	(2,199,287)
		TOTAL NET ASSETS—100.0%	$59,450,233

Notes to the Portfolio of Investments:

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

(1)  Illiquid security

(2)  All or a portion of this security was on loan to brokers at October 31, 2006.

(3)  Security has been pledged for futures collateral.

*  Non-income producing security.

†  Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

    Aggregate cost for federal income tax purposes was $58,284,022.

Glossary of Currencies

  USD  — United States Dollar

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

October 31, 2006

Julius Baer Global Equity Fund Inc.

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

	Contracts to Receive
Expiration Date	Local Currency		Value in USD	In Exchange for USD	Net Unrealized Appreciation (Depreciation)
11/14/2006	CAD	1,455,110	1,299,175	1,302,928	$(3,753)
11/01/2006	CHF	42,691	34,322	34,183	139
12/27/2006	CZK	1,208,532	55,051	54,744	307
11/01/2006	EUR	3,560	4,543	4,543	0
01/31/2007	JPY	265,445,000	2,293,666	2,289,948	3,718
11/01/2006	NOK	306,426	46,847	46,704	143
Net unrealized appreciation on forward foreign exchange contracts to buy					$554

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

	Contracts to Deliver
Expiration Date	Local Currency		Value in USD	In Exchange for USD	Net Unrealized Depreciation
12/27/2006	CZK	7,797,582	355,192	351,936	$(3,256)
01/31/2007	EUR	1,259,911	1,615,308	1,612,157	(3,151)
11/03/2006	HUF	2,703,036	13,243	13,211	(32)
12/27/2006	HUF	20,971,008	102,330	96,708	(5,622)
11/01/2006	MXN	348,889	32,420	32,417	(3)
11/03/2006	PLN	111,560	36,757	36,699	(58)
12/27/2006	PLN	577,920	190,779	187,014	(3,765)
11/01/2006	TRY	6,648	4,556	4,543	(13)
12/22/2006	TRY	207,110	139,364	136,077	(3,287)
Net unrealized depreciation on forward foreign exchange contracts to sell					$(19,187)

Glossary of Currencies

CAD  — Canadian Dollar

CHF  — Swiss Franc

CZK  — Czech Koruna

EUR  — Euro

HUF  — Hungarian Forint

JPY  — Japanese Yen

MXN  — Mexican Nuevo Peso

NOK  — Norwegian Krone

PLN  — Polish Zloty

TRY  — Turkish Lira

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)  October 31, 2006

Julius Baer Global Equity Fund Inc.  (Percentage of Net Assets)

At October 31, 2006, sector diversification of the Fund's investments were as follows:

	% of Net Assets	Market Value (Note 2)
INDUSTRY SECTOR
Financials	34.0%	$20,239,389
Industrials	11.2	6,639,031
Consumer Discretionary	10.0	5,952,915
Healthcare	8.1	4,803,076
Consumer Staples	6.5	3,850,971
Energy	6.1	3,640,881
Information Technology	6.0	3,566,621
Materials	5.5	3,252,618
Telecommunications	3.8	2,272,696
Utilities	1.4	826,455
Cash & Cash Equivalents	11.1	6,604,867	*
Total Investments	103.7	61,649,520
Other Assets and Liabilities (Net)	(3.7)	(2,199,287	)*
Net Assets	100.0%	$59,450,233

*  Cash and Cash Equivalents and Other Assets ans Liabilities (Net) include the margin requirements for $889,933 of notional market value for futures, which is 1.50% of net assets.

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS  October 31, 2006

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—89.7%
	France—9.7%
125,691	Accor SA	$8,727,158
672,419	Air Liquide	143,154,764
176,906	Atos Origin*	10,070,411
969,858	BNP Paribas	106,643,212
1,030,549	Bouygues SA	60,084,787
488,634	CIE de Saint-Gobain	36,016,827
1,348,427	Electricite de France (1)	81,767,789
62,099	Eurazeo	7,926,006
3,840,947	France Telecom	99,763,692
264,485	Gaz de France (1)	10,633,626
1,054,213	Generale de Sante	37,890,541
1,905,570	Havas SA (1)	9,242,262
121,326	Hermes International	13,170,370
530,862	JC Decaux	13,551,314
1,673,152	Lafarge SA	224,871,052
167,858	Lagardere S.C.A.	12,072,737
1,710,067	LVMH Moet Hennessy Louis Vuitton (1)	178,212,884
479,412	Neuf Cegetel*	14,471,376
510,356	Pernod-Ricard (1)	102,203,543
471,183	PPR	70,303,008
230,504	Publicis Groupe	8,920,259
174,424	Remy Cointreau	9,323,580
263,358	Renault SA	30,806,955
1,779,637	Sanofi-Aventis	151,277,883
189,298	Societe Generale	31,457,687
1,725,825	Societe Television Francaise 1 (1)	58,637,384
1,038,579	Suez SA	46,475,196
4,360,320	Total SA (1)	295,238,870
327,895	Veolia Environnement	20,075,866
309,802	Vinci SA (1)	34,895,443
953,597	Vivendi	36,112,055
		1,963,998,537
	United Kingdom—9.6%
7,060,145	Aegis Group	18,010,055
2,777,202	Anglo American	125,216,790
779,302	Arriva PLC	10,627,215
1,312,150	Ashmore Group*	4,873,810
1,628,031	BAE Systems	13,025,736

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	United Kingdom—Continued
817,685	Balfour Beatty	$6,319,994
518,369	BHP Billiton	9,995,345
2,152,109	BP PLC	23,929,876
2,744,056	Burberry Group	29,255,829
1,873,767	Ceres Power*	8,648,456
14,121,095	Compass Group	75,545,546
9,778,046	Diageo PLC	180,897,029
1,037,480	Firstgroup PLC	10,630,747
7,315,028	GlaxoSmithkline PLC	195,322,220
157,468	Go-Ahead Group	6,048,663
6,558,611	Highland Gold Mining*	20,983,698
1,046,724	Imperial Tobacco	37,072,486
1,178,029	Intertek Group	18,491,130
7,327,894	KKR Private Equity Investors*†	159,381,694
789,537	Metro International-Class A*	869,197
320,183	National Express	5,954,023
916,337	Peter Hambro Mining* (1)	20,797,437
3,267,899	Prudential PLC	40,045,100
6,671,454	QinetiQ PLC	23,476,021
2,126,155	Reckitt Benckiser	92,497,039
3,132,500	Rentokil Initial	9,051,308
567,601	Rio Tinto	31,307,549
10,596,667	Rolls-Royce Group*	94,938,792
388,897,678	Rolls-Royce Group-Class B	741,725
612,019	SABMiller PLC*	11,836,151
2,108,678	Scottish & Newcastle	22,682,817
8,922,330	Smith & Nephew	87,170,166
810,869	Smiths Group	14,630,173
672,416	Southern Cross Healthcare*	3,885,870
2,447,538	Stagecoach Group	6,511,953
19,111,745	Tesco PLC	143,434,196
98,452,351	Vodafone Group	253,493,883
3,345,744	William Hill	41,541,418
607,022	Wolseley PLC	14,344,432
4,675,852	WPP Group	59,884,496
		1,933,370,065
	Japan—7.9%
86,660	Acom Co	3,328,667

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Japan—Continued
465,349	Aeon Credit Service	$10,386,988
114,150	Aiful Corp	3,936,375
421,927	Aisin Seiki	12,965,193
1,107,556	Bosch Corp (1)	6,248,940
1,157,188	Canon Inc	61,931,362
1,230,000	Chiba Bank	11,002,859
262,147	Credit Saison	9,465,083
631,000	Daihatsu Motor	6,344,740
356,400	Daikin Industries	10,039,008
795,458	Daiwa Securities	9,010,053
675,906	Denso Corp	25,731,217
1,347	Dentsu Inc	3,702,224
3,148	East Japan Railway	21,979,975
282,500	Eisai Co	14,443,899
171,600	Exedy Corp	5,024,011
177,900	Fanuc Ltd	15,412,786
4,086	Fuji Television Network	8,509,957
1,059,000	Fujitsu Ltd	8,623,499
1,743,752	Honda Motor	61,620,360
558,132	Hoya Corp	21,533,495
180,860	Ibiden Co	9,463,290
1,366,297	Itochu Corp	10,869,266
7,661	Japan Tobacco	33,349,921
331,931	JS Group	6,799,833
297,728	JSR Corp (1)	7,471,472
22,990	Keyence Corp	5,082,506
1,224,148	Koito Manufacturing	17,272,132
1,149,269	Kubota Corp	10,035,442
100,900	Kyocera Corp	9,034,535
255,332	Makita Corp	7,584,442
5,288,151	Matsushita Electric Industrial	110,362,590
677,000	Mitsubishi Electric	5,894,243
11,045	Mitsubishi UFJ Financial	138,586,915
439,728	Mitsubishi UFJ Securities	5,367,343
524,222	Mitsui Fudosan (1)	12,886,854
857,326	Mitsui Mining & Smelting	4,141,919
15,519	Mizuho Financial	120,676,104
292,553	NGK Spark Plug (1)	6,155,462
755,133	NHK Spring	8,334,147

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Japan—Continued
70,606	Nintendo Co	$14,415,906
352,000	Nippon Electric Glass	7,571,508
3,635	Nippon Telegraph & Telephone	18,275,063
342,000	Nissan Chemical Industries	4,399,249
905,126	Nissan Motor	10,823,964
516,131	Nitto Denko	29,384,950
405,100	NOK Corp (1)	10,615,484
1,210,249	Nomura Holdings	21,332,117
935,000	NSK Ltd (1)	7,821,262
12,140	NTT DoCoMo	18,548,589
69,450	ORIX Corp	19,532,905
161,830	Promise Co	5,843,036
1,747	Resona Holdings (1)	5,308,625
1,356,000	Ricoh Co	26,736,887
485	Sapporo Hokuyo	4,843,583
412,400	Sega Sammy	10,349,161
2,222,625	Seiyu Ltd* (1)	3,471,814
169,841	Seven & I	5,436,420
804,000	Sharp Corp	14,308,736
937,608	Sony Corp	38,815,235
443,688	Stanley Electric	8,786,276
2,103,000	Sumitomo Chemical	14,970,782
879,652	Sumitomo Corp	11,547,990
713,700	Sumitomo Electric Industries	10,088,235
1,345,175	Sumitomo Metal Industries	5,052,085
8,310	Sumitomo Mitsui Financial	90,792,540
425,000	Suruga Bank	5,274,636
1,215,400	Suzuki Motor (1)	34,442,644
318,800	Takeda Pharmaceutical	20,436,072
153,720	Takefuji Corp (1)	5,563,337
804,000	Teijin Ltd	4,481,345
1,365,000	The Bank of Fukuoka	10,882,250
361,726	The Bank of Kyoto	3,708,189
2,052,686	The Bank of Yokohama	15,839,086
1,093,000	The Gunma Bank	7,622,218
454,603	The Shizuoka Bank (1)	4,850,444
1,777,653	The Sumitomo Trust & Banking	19,088,280
434,000	Toppan Printing	4,749,161
1,135,431	Toray Industries	8,170,102

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Japan—Continued
1,965,489	Toyota Motor	$116,263,401
146,900	ULVAC Inc	4,300,858
218,380	Yamada Denki	21,697,266
723,281	Yamaha Motor	19,755,872
333,587	Yamato Holdings	5,199,350
380,585	Yokogawa Electric (1)	5,213,938
		1,597,219,958
	Germany—7.7%
934,625	Aareal Bank* (1)	39,843,148
309,046	Adidas AG	15,486,141
626,720	Bilfinger Berger	39,067,803
4,123,525	Commerzbank AG	146,365,730
124,463	Continental AG	13,919,169
1,650,000	Curanum AG	16,889,940
842,703	Deutsche Bank	106,063,336
498,919	Deutsche Boerse	80,452,714
5,510,424	Deutsche Post	152,621,084
506,310	Deutsche Postbank	37,662,213
610,160	Deutsche Wohnen	39,328,275
298,967	DIC Asset*	10,569,947
480,806	E.ON AG	57,685,613
3,049,500	Fraport AG (1)	209,596,549
322,212	Fresenius AG	58,176,173
367,859	Fresenius Medical Care	49,083,290
353,450	Gagfah SA*	10,258,603
391,289	Henkel KGaA	46,870,728
684,771	Hypo Real Estate Holding	43,044,868
453,848	IKB Deutsche Industriebank	15,947,273
100,019	Interhyp AG* (1)	9,421,253
1,044,630	IVG Immobilien	37,639,440
452,232	KarstadtQuelle AG* (1)	10,620,596
584,894	Landesbank Berlin Holding*	4,479,177
193,712	MAN AG	17,220,566
233,899	Marseille-Kliniken AG	4,313,859
1,047,872	Medicilin AG*	5,403,304
140,634	Merck KGaA (1)	14,826,552
347,003	MTU Aero Engines Holding	14,239,148
307,601	MVV Energie	9,226,254

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Germany—Continued
653,843	Patrizia Immobilien*	$16,673,960
532,355	Praktiker Bau-Und Heimwerkermaerkte	16,952,809
10,324	Puma AG	3,660,976
653,578	Rhoen-Klinikum AG	27,069,604
177,182	SAP AG	35,251,677
1,252,486	Siemens AG	112,702,041
169,135	Solarworld AG (1)	9,096,992
56,132	Wacker Chemie*	6,746,006
		1,544,476,811
	Switzerland—6.6%
1,033,652	Adecco SA*	63,863,132
130,657	BKW FMB Energie	12,657,610
2,157,625	Compagnie Financiere Richemont	106,766,747
1,541,874	Credit Suisse-Registered	92,969,852
265,721	Dufry Group*	21,320,059
135,222	Flughafen Zuerich	36,962,238
11,723	Givaudan-Registered	9,707,513
1,940,205	Holcim Ltd	167,058,693
736,189	Nestle SA-Registered	251,541,846
3,295,816	Novartis AG-Registered	200,051,540
895,518	Roche Holding	156,734,549
39,330	SGS SA	41,769,450
317,637	Syngenta AG-Registered*	51,303,030
552,673	The Swatch Group	109,081,659
86,347	Unilabs*	2,846,185
		1,324,634,103
	Italy—5.7%
1,459,225	Assicurazioni Generali*	57,811,436
497,094	Autostrada Torino-Milano (1)	10,551,168
15,123,033	Banca CR Firenze	50,378,959
6,990,240	Banca Intesa	47,732,662
17,400,467	Banca Intesa-RNC	115,353,993
406,912	Banca Italease	22,722,093
599,984	Banca Popolare dell' Emilia Romagna (1)	14,167,107
391,498	Banca Popolare dell'Etruria e del Lazio	7,912,567
449,825	Banca Popolare di Intra* (1)	7,916,161
5,875,014	Banca Popolare di Milano (1)	86,608,531

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Italy—Continued
1,217,726	Banca Popolare di Sondrio (1)	$21,448,575
7,757,350	Banca Popolare Italiana* (1)	103,070,385
1,464,052	Banche Popolari Unite (1)	40,250,565
1,317,296	Banco Popolare di Verona e Novara (1)	35,341,572
6,696,801	Beni Stabili (1)	7,573,051
1,145,390	Bulgari SpA (1)	15,964,150
2,225,111	Buzzi Unicem	58,930,424
13,125,163	Capitalia SpA	115,674,644
3,379,666	Credito Emiliano	48,700,958
657,492	Finmeccanica SpA	15,843,906
753,641	Geox SpA	9,955,765
3,124,699	Impregilo SpA*	13,928,822
518,770	Luxottica Group	15,990,490
2,922,880	Parmalat SpA*	10,464,383
1,292,320	Piccolo Credito Valtellinese	21,012,377
462,470	Societa Iniziative Autostradali e Servizi (1)	6,183,116
6,718,143	Telecom Italia	20,300,607
19,681,970	UniCredito Italiano	162,910,219
		1,144,698,686
	Poland—5.2%
3,085,052	Agora SA	29,020,357
246,037	Bank BPH	70,364,612
684,562	Bank Handlowy w Warszawie	17,254,738
14,495,985	Bank Millenium	33,099,018
3,340,615	Bank PEKAO	225,088,802
1,707,144	Bank Zachodni WBK*	116,151,377
133,183	BRE Bank	12,725,678
882,915	Budimex SA*	21,265,247
725,544	CCC SA*	10,685,760
2,858,730	Cersanit-Krasnystaw*	37,864,597
870,600	Globe Trade Centre*	9,580,745
444,274	Grupa Kety	28,778,527
882,334	Inter Cars*	11,192,520
89,026	Inter Groclin Auto*	1,705,692
217,022	JC Auto	1,494,460
1,316,446	NFI Empik Media & Fashion*	5,768,845
598,502	Opoczno SA*	8,765,396
366,592	Orbis SA	6,160,094

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Poland—Continued
83,076	PBG SA*	$6,350,351
23,766,268	PKO Bank Polski	299,520,519
334,695	Polish Energy Partners	1,421,465
583,884	Polska Grupa Farmaceutyczna	14,457,384
2,404,170	Polski Koncern Miesny Duda*	12,777,141
709,930	Sniezka SA	8,537,732
10,000,000	Stalexport SA*	9,785,671
82,385	Stomil Sanok	4,533,136
24,508	Techmex SA*	171,594
6,988,086	Telekomunikacja Polska	51,344,893
		1,055,866,351
	Russia—3.9%
433,831	Alpha Cement JSC* (2)	28,199,015
289,222	AvtoVAZ GDR	19,195,722
39,735,668	Central Telecommunication	23,344,705
567,981	CTC Media* (1)	13,784,899
135,748	Gazpromneft	556,567
547,651	Kuban Energetic Sale (2)	0
547,651	Kuban Generation (2)	5,613,423
547,651	Kubanenergo OJSC	16,429,530
720,248	LUKOIL ADR (1)	57,446,980
415,902	MMC Norilsk Nickel ADR (1)	61,595,086
336,961	North-West Telecom ADR	18,701,335
4,746,683	NovaTek OAO	27,625,695
80,262	NovaTek OAO GDR†	4,671,248
66,772,886	Novorossiysk Trade Port (2)	2,874,573
2,133,154	OAO Gazprom ADR (1)	90,104,425
284,395	OAO Rosneft Oil	2,437,265
8,360,267	OAO Rosneft Oil GDR (1)	71,898,296
71,234	Open Investments*	14,941,331
106,118	Polyus Gold*	5,051,217
1,124,333	Polyus Gold ADR*	53,518,251
754,914	RBC Information Systems*	8,077,580
42,501	Sberbank RF	95,627,250
131,021	Sibirtelecom ADR* (1)	8,699,794
1,247,062	Southern Telecommunication ADR (1)	7,544,725
1,411,552	TMK OAO	7,622,381
8,001,294	TNK-BP	18,322,963

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Russia—Continued
809,299	Unified Energy System GDR (1)	$60,940,215
4,837,848	Uralkaliy CLS	7,256,772
1,042,702	Urals Energy*	7,755,904
381,900	Veropharm CLS*	10,769,580
2,725,137	VolgaTelecom	10,219,264
205,040	VolgaTelecom ADR	1,537,800
64,215	Volskcement-Class BRD* (2)	11,879,775
477,522	Wimm-Bill-Dann Foods ADR	20,127,552
		794,371,118
	Netherlands—3.9%
336,851	Amrest Holdings	6,936,686
371,101	Draka Holding	8,052,131
128,799	Eurocastle Investment	5,753,741
719,428	Euronext NV	72,081,991
502,956	Heineken NV	22,795,570
3,652,842	ING Groep	161,828,603
4,034,049	Plaza Centers*	14,079,910
3,736,494	Royal KPN	49,932,206
1,040,315	Royal Numico (1)	46,513,046
3,414,262	Royal Philips Electronics	119,272,803
2,155,992	Spazio Investment	36,929,161
3,447,241	TNT NV (1)	132,700,563
3,696,906	Unilever NV (1)	91,162,308
787,639	Vedior NV	14,405,993
		782,444,712
	Sweden—3.2%
191,146	Autoliv Inc (1)	10,839,212
1,648,616	Capio AB (1)	38,125,415
612,278	Elekta AB-Class B	12,717,991
1,476,609	Getinge AB-Class B* (1)	26,121,915
237,650	Hennes & Mauritz-Class B	10,251,194
895,397	KappAhl Holding (1)	7,253,541
687,195	Modern Times Group-Class B	39,586,939
7,521,140	Nordea AB	103,629,965
1,130,660	Omhex AB	20,549,911
491,881	Securitas AB-Class B	6,470,864
491,881	Securitas Direct-Class B (1)	1,498,516

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Sweden—Continued
491,881	Securitas Systems-Class B	$1,641,556
5,003,229	Skandinaviska Enskilda Banken	139,952,399
1,842,368	Skanska AB-Class B	32,847,492
4,561,334	Swedbank AB	149,383,152
7,103,522	Telefonaktiebolaget LM Ericsson-Class B	26,952,738
3,689,048	TeliaSonera AB	26,819,595
		654,642,395
	Austria—2.7%
1,992,379	CA Immobilien International	35,245,605
1,669,827	Erste Bank der Oesterreichischen Sparkassen	113,703,985
671,218	Flughafen Wien	60,183,814
3,085,042	Immoeast Immobilien Anlagen* (1)	38,745,919
1,465,599	OMV AG*	79,669,590
746,829	Raiffeisen International Bank (1)	85,455,742
2,042,601	Telekom Austria	50,837,939
607,871	Wiener Staedtische Versicherung	39,103,150
786,242	Wienerberger AG	40,873,369
		543,819,113
	Finland—2.2%
273,783	Atria Group*	6,153,690
139,492	Elisa Oyj-Class A	3,525,204
4,693,907	Fortum Oyj	129,167,430
1,467,618	HK-Ruokatalo Oyj-Class A*	21,073,435
5,117,272	Nokia Oyj	101,563,738
789,582	Olvi Oyj	19,248,655
1,097,682	Outokumpu Technology	20,875,294
411,564	Rakentajain Konevuokraam-Class B	7,926,773
474,605	Ramirent Oyj	21,692,341
943,050	Sampo Oyj-Class A	20,438,179
725,049	Sanoma-WSOY Oyj-Class B (1)	18,702,663
430,680	Stockmann Oyj-Class B (1)	18,074,084
207,888	Wartsila Oyj-Class B	9,538,896
1,980,514	YIT Oyj	49,242,110
		447,222,492

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Hungary—1.7%
110,765	Egis PLC	$14,488,860
16,722,236	Magyar Telekom Telecommunications*	77,828,445
6,739,270	OTP Bank	236,894,599
21,132	Richter Gedeon	4,431,031
		333,642,935
	Hong Kong—1.6%
7,300,217	China Merchants Holdings International	21,346,350
30,433,082	Clear Media*	42,636,238
40,296,244	Emperor Entertainment Hotel	7,199,226
23,335,459	Galaxy Entertainment*	21,685,083
38,099,570	GOME Electrical Appliances	32,809,629
7,828,736	Hutchison Telecommunications International*	15,073,354
32,617,305	Melco International Development	79,905,637
64,805,107	Shun TAK	85,626,619
23,667,274	Texwinca Holdings	15,514,038
		321,796,174
	Belgium—1.6%
262,782	Almancora Comm Va	34,647,007
1,865,126	Fortis	78,296,407
1,888,853	KBC Groupe	206,367,692
		319,311,106
	Australia—1.6%
1,190,950	Austereo Group	2,064,421
2,140,069	BHP Billiton	45,178,201
1,863,506	Brambles Industries (1)	17,997,085
132,524	CAT Oil*	2,894,105
534,771	CSL Ltd	23,211,867
530,382	John Fairfax	1,994,719
28,660,890	Macquarie Airports Management	71,195,327
5,717,837	Newcrest Mining	105,530,244
138,796	Prime Television	381,296
134,226	Publishing & Broadcasting	2,013,016
678,650	Rio Tinto	41,173,587
178,845	Southern Cross Broadcasting	2,078,756
786,814	Ten Network	2,094,533
		317,807,157

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Czech Republic—1.3%
1,708,612	Komercni Banka	$265,817,241
	Norway—1.2%
2,164,722	Acta Holding	9,994,665
2,503,800	Austevoll Seafood*	14,545,960
839,468	Cermaq ASA (1)	10,331,400
3,214,415	DnB NOR	42,066,355
1,435,879	Norsk Hydro*	32,983,102
420,773	Orkla ASA	21,550,227
25,884,869	PAN Fish* (1)	20,261,664
2,021,364	Statoil ASA	51,067,567
2,026,030	Telenor ASA	31,981,226
1,201,402	Tomra Systems (1)	8,072,469
		242,854,635
	Romania—1.2%
1,950,900	Antibiotice SA	1,232,058
1,900,000	Asigurarea Romaneasca-Asirom* (2)	235,086
22,113,009	Biofarm Bucuresti*	5,497,754
8,572,587	BRD-Groupe Societe Generale	60,361,566
7,773,600	Compa-Sibi*	3,639,643
16,622,500	Condmag*	5,037,670
59,449,499	Impact SA*	12,406,889
693,300	Policolor*	503,267
2,164,000	Rolast Pitesti*	63,305
363,488,100	Rompetrol Rafinare	11,556,897
59,500	Santierul Naval Braila* (2)	82,711
561,087,557	SNP Petrom	128,297,462
10,251,100	Socep Constanta	930,159
118,690	Transelectrica SA*	1,425,900
8,152,018	Zentiva SA*	4,734,041
		236,004,408
	Turkey—1.1%
2,625,287	Acibadem Saglik Hizmetleri ve Ticaret	28,789,988
633,196	Aksigorta AS	2,647,358
46,397	Alarko Gayrimenkul Yatirim Ortakligi*	906,316
2,048,481	Anadolu Sigorta*	3,734,722
401,142	BIM Birlesik Magazalar	17,733,831
1,443,869	Cimsa Cimento Sanayi ve Ticaret	8,857,181

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Turkey—Continued
12,510,546	Dogan Sirketler Grubu	$53,592,126
3,471,304	Eczacibasi Ilac Sanayi*	11,134,820
3,555,326	Haci Omer Sabanci	14,986,467
563,499	Selcuk Ecza Deposu Ticaret ve Sanayi*	1,892,491
9,433,817	Turkiye Garanti Bankasi	34,592,818
6,969,153	Turkiye Is Bankasi	45,139,476
553,611	Yapi Kredi Sigorta*	2,504,340
		226,511,934
	Mexico—1.1%
376,867	Cemex SAB ADR	11,584,892
1,898,611	Consorcio ARA	10,770,922
2,628,521	Controladora Comercial Mexicana	5,339,405
9,613,131	Corporacion Moctezuma	22,332,436
169,020	Desarrolladora Homex ADR*	7,419,978
1,949,326	Empresas ICA Sociedad Controladora*	6,675,030
120,801	Fomento Economico Mexicano ADR	11,680,249
337,689	Grupo Aeroportuario del Pacifico ADR	12,744,383
881,302	Grupo Aeroportuario del Sureste ADR (1)	33,427,785
2,107,000	Grupo Cementos de Chihuahua	8,419,072
12,537,547	Grupo Financiero Banorte	45,436,870
1,437,086	Grupo Televisa ADR	35,467,282
2,423,263	Urbi Desarrollos Urbanos*	7,388,189
		218,686,493
	Spain—0.8%
9,772,530	Corporacion Mapfre	43,281,895
745,171	Grifols SA*	7,799,012
657,950	Grupo Empresarial Ence (1)	32,482,477
211,749	Inditex SA	10,124,158
3,705,241	Telefonica SA	71,410,684
		165,098,226
	Canada—0.7%
2,136,661	Bema Gold*	9,191,580
159,456	Centerra Gold*	1,586,804
3,958,181	Eldorado Gold*	16,850,840
4,450,055	Ivanhoe Mines*	46,468,511

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Canada—Continued
577,853	Potash Corp of Saskatchewan	$72,548,156
		146,645,891
	Ukraine—0.7%
214,485	Anthousa Ltd GDR†	5,201,401
191,865,265	Bank Aval* (2)	18,262,906
3,601,515	Bank Forum (2)	23,950,522
2,053,250	Centrenergo* (2)	2,317,166
165,000	Centrenergo ADR* (2)	1,862,084
20,500	Dniproenergo* (2)	2,014,392
10,700	Ivano-Frankivskcement (2)	642,000
5,285,714	JSCB Ukrsotsbank* (2)	1,840,950
2,750,000	Kirovogradoblenergo* (2)	2,074,442
69,861,005	Lutsk Automobile Plant (2)	6,636,795
64,091	Retail Group* (2)	16,022,750
18,800	Rodovid Bank* (2)	14,645,200
2,750,000	Slavutich Brewery* (2)	3,523,821
1,328,616,000	Ukrinbank* (2)	14,614,776
24,898	Ukrnafta Oil ADR* (2)	9,009,222
24,623,666	UkrTelecom*	4,176,858
573,260	UkrTelecom GDR	4,755,923
15,000	Zakhidenergo* (2)	573,797
595,792	Zakhidenergo GDR* (2)	5,697,723
400,000	Zhytomyroblenergo* (2)	308,883
		138,131,611
	Venezuela—0.7%
730,579	Banco Provincial (2)	374,255
112,623	Banco Venezolano de Credito (2)	186,193
15,843,815	Cemex Venezuela Saca-1 (2)	6,271,710
3,536,369	CIA Anonima Nacional TeleFonos De Venezuela ADR	68,640,922
9,029,312	Electricidad de Caracas (2)	2,350,573
19,969,105	Mercantil Servicios Financieros-Class B (2)*	43,708,282
262,677,795	Siderurgica Venezolana Sivensa SACA* (2)	12,104,490
		133,636,425
	Denmark—0.6%
113,550	ALK-Abello A/S* (1)	17,403,416
678,749	Novo-Nordisk-Class B*	51,259,236

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Denmark—Continued
335,340	Royal UNIBREW (1)	$38,762,651
212,657	Vestas Wind Systems* (1)	5,990,594
		113,415,897
	Cyprus—0.6%
8,169,028	Bank of Cyprus	92,587,665
1,369,000	Cyprus Popular Bank	11,672,119
2,147,511	Hellenic Bank	8,716,303
		112,976,087
	United States—0.5%
2,976,168	News Corp	65,293,101
2,000,260	News Corp-Class B (1)	43,485,652
		108,778,753
	Greece—0.5%
1,374,528	Alpha Bank	39,999,837
128,599	Fourlis SA	2,494,887
2,464,820	Hellenic Telecommunication Organization*	63,863,252
		106,357,976
	China—0.5%
77,347,451	Beijing Capital International Airport-Class H	49,608,147
10,867,372	Shenzhen Chiwan Wharf-Class B	17,725,260
6,677,369	Weiqiao Textile-Class H	9,166,068
27,342,132	Wumart Stores-Class H*	25,478,674
		101,978,149
	South Korea—0.4%
117,813	Hyundai Motor	9,578,089
22,812	NHN Corp*	2,263,768
115,488	Samsung Electronics	74,891,921
		86,733,778
	Brazil—0.4%
1,059,348	Brascan Residential Properties*	8,497,576
813,940	Diagnosticos da America	15,989,467
1,421,739	Klabin Segall*	9,974,782
730,935	Medial Saude*	7,418,751

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Brazil—Continued
244,357	Medial Saude ADR*†	$2,474,429
1,628,412	Santos-Brasil SA*	17,441,831
1,016,783	Terna Participacoes*	10,738,522
		72,535,358
	Bulgaria—0.3%
7,602,910	Bulgarian Telecommunication	50,069,094
212,919	DZI Insurance & Reinsurance* (2)	19,177,510
119,028	Sopharma AD	528,271
		69,774,875
	Ireland—0.3%
18,833,648	Dragon Oil*	56,395,146
	Portugal—0.3%
3,601,000	Energias de Portugal	16,178,400
870,846	Jeronimo Martins	16,672,564
1,706,095	Portugal Telecom-Registered	21,253,126
		54,104,090
	Multinational—0.2%
119,605	Central European Media Enterprises-Class A* (1)	8,829,241
736,174	Millicom International Cellular* (1)	36,720,359
		45,549,600
	India—0.2%
601,919	State Bank of India GDR (1)	37,920,897
	Serbia—0.2%
2,859	Agrobanka AD*	1,413,282
344,461	AIK Banka AD*	28,288,232
2,625	Komercijalna Banka* (2)	2,616,661
130,820	Tigar AD*	3,678,650
		35,996,825
	Philippines—0.2%
2,301,135	Ayala Corp	22,623,518
14,065,941	Ayala Land	4,303,884
1,885,377	Bank of the Philippine Islands	2,345,373

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Philippines—Continued
101,369	Philippine Long Distance Telephone	$4,799,977
		34,072,752
	Thailand—0.2%
1,354,489	Bangkok Bank	4,242,000
845,100	Bangkok Bank-Foreign Registered Shares	2,761,765
37,329,500	Bank of Ayudhya	19,010,394
20,018,473	Krung Thai Bank	7,087,150
		33,101,309
	New Zealand—0.1%
18,940,995	Auckland International Airport (1)	25,871,164
	Indonesia—0.1%
35,835,820	Indofood Sukses Makmur	5,230,358
5,545,740	Semen Gresik Persero	17,709,853
		22,940,211
	Estonia—0.1%
994,500	Olympic Entertainment*	7,907,926
384,088	Tallink Group*	2,171,722
1,920,438	Tallink Group*	10,858,599
		20,938,247
	Malaysia—0.1%
5,508,346	Steppe Cement*	19,961,007
	Egypt—0.1%
175,558	Orascom Telecom Holding GDR (1)	9,883,915
3,016,090	Telecom Egypt	8,546,027
		18,429,942
	Kazakhstan—0.1%
1,608,996	BMB Munai* (1)	9,299,997
362,475	Kazakhgold GDR*	8,655,903
		17,955,900
	Latvia—0.1%
1,424,182	Parex Bank* (2)(3)	11,747,446

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Croatia—0.0%
8,149	Atlantska Plovidba	$1,271,570
20,979	Dom Holding*	618,304
11,424	Ericsson Nikola Tesla	4,904,135
12,811	FIMA Validus*	342,034
779	Institut Gradevinarstva Hrvatske (2)	540,245
27,137	Podravka d.d.	2,305,428
3,957	Proficio Dd* (2)	47,338
		10,029,054
	Lebanon—0.0%
386,000	Solidere-Class A	6,948,000
	Morocco—0.0%
21,439	Ciments du Maroc	5,553,346
	Argentina—0.0%
647,899	Grupo Financiero Galicia ADR* (1)	5,053,612
	Lithuania—0.0%
179,733	Rokiskio Suris	2,923,298
	TOTAL COMMON STOCKS (Cost $13,090,635,165)	18,090,751,296
PREFERRED STOCKS—0.4%
	Germany—0.3%
70,840	Henkel KGaA	9,489,226
1,874,394	ProsiebenSat.1 Media	53,589,374
		63,078,600
	Croatia—0.1%
4,541	Adris Grupa	3,508,271
	Russia—0.0%
7,570	Silvinit (2)	1,324,750
	TOTAL PREFERRED STOCKS (Cost $38,397,244)	67,911,621
INVESTMENT FUNDS—0.4%
	Romania—0.2%
5,488,000	SIF 1 Banat Crisana Arad	5,437,805
5,190,500	SIF 2 Moldova Bacau	5,670,516
5,460,500	SIF 3 Transilvania Brasov	5,113,273

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
INVESTMENT FUNDS—Continued
	Romania—Continued
8,070,000	SIF 4 Muntenia Bucuresti	$5,125,762
5,801,500	SIF 5 Oltenia Craiova	6,906,548
		28,253,904
	Luxembourg—0.1%
1,237,938	Prologis European Properties	23,384,624
	Australia—0.1%
10,812,849	Australian Infrastructure Fund	18,910,602
	Russia—0.0%
3,277,081	RenShares Utilites* (2)	6,685,245
	TOTAL INVESTMENT FUNDS (Cost $63,496,882)	77,234,375
RIGHTS—0.0%
	Italy—0.0%
599,984	Banca Popolare Emilia Romagna Rights, Expires 11/28/2006*	222,079
599,984	Banca Popolare Emilia Romagna Rights, Expires 11/28/2006*	120,229
	TOTAL RIGHTS (Cost $0)	342,308
WARRANTS—2.0%
	India—1.9%
329,062	Apollo Hospital Enterprise, issued by CLSA, Expires 07/20/2010*† (2)	3,239,813
4,489,350	Banking Index Benchmark Exchange Traded Scheme- Bank BeES, Issued by Citigroup, Expires 01/20/2010*	56,049,535
3,136,819	Bharti Airtel-Class A, Issued by CLSA, Expires 05/31/2010*†	39,847,126
4,278,617	Canara Bank, Issued by Citigroup, Expires 01/19/2009*	28,314,901
2,389,110	India Cements, Ltd, Issued by ABNA, Expires 06/04/2007*	11,419,946
1,665,305	State Bank of India, Issued by Citigroup, Expires 01/19/2009*†	48,374,446
6,355,228	State Bank of India, Issued by CLSA, Expires 05/13/2010*†	185,547,237
929,807	State Bank of India, issued by CLSA, Expires 08/11/2011†	6,348,071
		379,141,075

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
WARRANTS—Continued
	Bulgaria—0.1%
301,290	Bulgarian American Credit Bank JSCO, Expires 03/30/2007* (2)	$7,464,653
1,961,673	DZI Insurance & Reinsurance, Expires 02/28/2007* (2)	9,201,396
		16,666,049
	Austria—0.0%
704,990	Bank of Georgia, issued by Bank of Austria, Expires 09/14/2007	8,998,140
	Russia—0.0%
117	Russian Domestic Small-Cap Basket, issued by UBS, Expires 12/22/2007*†	1,532,700
	TOTAL WARRANTS (Cost $313,585,567)	406,337,964

Face Value	Currency
FOREIGN GOVERNMENT BONDS—0.1%
		Bulgaria—0.1%
12,071,674	BGN	Bulgaria Compensation Notes* (2)	4,892,804
3,842,865	BGN	Bulgaria Housing Compensation Notes* (2)	1,580,136
29,663,486	BGN	Bulgaria Registered Compensation Vouchers* (2)	11,926,187
	TOTAL FOREIGN GOVERNMENT BONDS (Cost $19,710,351)		18,399,127
STRUCTURED NOTES—0.2%
		Philippines—0.2%
1,679	USD	Phillippines Notes, due 10/17/2008 (Cost $38,261,791)†	40,171,951
U.S. GOVERNMENT AND AGENCY OBLIGATION—0.2%
		United States—0.2%
39,980,000	USD	U.S. Treasury Bill 4.725% due 11/09/2006 (Cost $39,938,021) (4)	39,938,021

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund  (Percentage of Net Assets)

Face Value	Currency	Description	Market Value (Note 2)
SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITY LENDING—6.7%
47,184,634		Abbey National, rates ranging from 5.270%-5.280%
		and maturity dates ranging from
		11/16/2006-12/01/2006	$47,184,634
21,447,560		ABN Amro Bank NV 5.305% due 11/21/2006	21,447,560
16,757,694		Banco Santander Central Hispano 5.275% due 11/14/2006	16,757,694
21,447,561		BancoBilbao Vizcaya Argentaria 5.310% due 01/03/2007	21,447,561
54,905,757		Bank of America, rates ranging from 5.270%-5.310% and maturity dates ranging from 11/10/2006-07/10/2007	54,905,757
42,037,220		Bank of Nova Scotia 5.270% due 11/13/2006	42,037,220
68,632,195		Barclays, rates ranging from 5.300%-5.305% and maturity dates ranging from 11/03/2006-01/03/2007	68,632,195
68,338,185		Barton Capital, rates ranging from 5.266%-5.270% and maturity dates ranging from 11/01/2006-11/07/2006	68,338,185
39,806,673		Bear Stearns & Co 5.447% due 03/07/2007	39,806,673
51,474,146		BGI Institutional 5.242% due 11/01/2006	51,474,146
34,316,098		BNP Paribas, with a rate of 5.280% and maturity dates ranging from 12/12/2006-12/15/2006	34,316,098
12,868,536		CAFCO Funding 5.289% due 11/17/2006	12,868,536
21,447,561		Calyon 5.250% due 11/06/2006	21,447,561
25,737,073		Canadian Imperial Bank of Commerce 5.280% due 11/29/2006	25,737,073
21,947,540		Charta 5.314% due 11/01/2006	21,947,540
12,868,537		Clipper Receivables 5.280% due 11/15/2006	12,868,537
18,844,527		Commonwealth Bank of Australia 5.286% due 11/30/2006	18,844,527
35,486,289		Compass Securitization, rates ranging from 5.292%-5.305% and maturity dates ranging from 11/29/2006-12/15/2006	35,486,289
8,579,024		CRC Funding 5.314% due 12/19/2006	8,579,024
42,895,122		Credit Suisse First Boston, with a rate of 5.310% and maturity dates ranging from 11/13/2006-11/14/2006	42,895,122

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund  (Percentage of Net Assets)

Face Value	Currency	Description	Market Value (Note 2)
SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITY LENDING—Continued
59,915,287		Fairway Finance, rates ranging from
		5.277%-5.299% and maturity dates ranging
		from 11/15/2006-11/22/2006	$59,915,287
12,010,634		Falcon Asset Securitization 5.292% due 11/14/2006	12,010,634
25,737,073		Fortis Bank, rates ranging from 5.260%-5.300% and maturity dates ranging from 11/07/2006-11/20/2006	25,737,073
42,895,122		General Electric Capital Corporation, rates ranging from 5.265%-5.285% and maturity dates ranging from 11/03/2006-11/22/2006	42,895,122
12,868,537		Govco Incorporated 5.276% due 11/10/2006	12,868,537
8,371,806		Greyhawk Funding 5.296% due 11/27/2006	8,371,806
12,868,537		HBOS Halifax Bank of Scotland 5.300% due 01/08/2007	12,868,537
18,679,563		Jupiter Securitization 5.284% due 11/06/2006	18,679,563
12,655,443		Kitty Hawk Funding 5.286% due 11/29/2006	12,655,443
16,988,506		Lexington Parker Capital 5.291% due 11/09/2006	16,988,506
16,963,758		Liberty Street 5.284% due 11/13/2006	16,963,758
164,215,338		Merrimac Cash Fund-Premium Class 5.092% due 11/01/2006	164,215,338
8,579,024		Old Line Funding 5.276% due 11/15/2006	8,579,024
21,039,402		Ranger Funding, rates ranging from 5.294%-5.296% and maturity dates ranging from 11/16/2006-11/29/2006	21,039,402
17,158,049		Royal Bank of Canada 5.300% due 11/17/2006	17,158,049
21,272,072		Sheffiled Receivables, rates ranging from 5.267%-5.275% and maturity dates ranging from 11/02/2006-11/08/2006	21,272,072
17,158,049		Skandinaviska Enskilda Banken 5.290% due 12/11/2006	17,158,049
77,211,219		Societe Generale, rates ranging from 5.270%-5.280% and maturity dates ranging from 11/01/2006-12/04/2006	77,211,219
29,357,624		Svenska Handlesbanken 5.300% due 11/01/2006	29,357,624
12,661,711		Three Pillars Funding 5.285% due 11/20/2006	12,661,711
21,447,561		Toronto Dominion Bank 5.300% due 12/11/2006	21,447,561

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund  (Percentage of Net Assets)

Face Value	Currency	Description	Market Value (Note 2)
SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITY LENDING—Continued
29,720,063		Variable Funding Capital, rates ranging from
		5.267%-5.287% and maturity dates ranging
		from 11/07/2006-11/28/2006	$29,720,063
31,347,183		Yorktown Capital, rates ranging from 5.292%-5.297% and maturity dates ranging from 11/15/2006-12/14/2006	31,347,183
		TOTAL SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITY LENDING (Cost $1,358,143,493)	1,358,143,493
REPURCHASE AGREEMENT—1.8%
		United States—1.8%
366,018,019	USD	Investors Bank & Trust Company Repurchase Agreement, dated 10/31/2006, due 11/01/2006, with a maturity value of $366,054,621 and an effective yield of 3.60%, collateralized by U.S. Government and Agency Obligations, with rates ranging from 4.221%-8.875%, maturities from 08/25/2015-08/15/2036, and an aggregate market value of $384,318,920. (Cost $366,018,019)	366,018,019
		TOTAL INVESTMENTS—101.5% (Cost $15,328,186,533)	20,465,248,175
		OTHER ASSETS AND LIABILITIES (Net)—(1.5%)	(295,135,969)
		TOTAL NET ASSETS—100.0%	$20,170,112,206

Notes to the Portfolio of Investments:

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

(1)  All or a portion of this security was on loan to brokers at October 31, 2006.

(2)  Illiquid security

(3)  Security valued at fair value utilizing the fair value model in accordance with valuation policies approved by the board of directors.

(4)  Security has been pledged for futures collateral.

*  Non-income producing security.

†  Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

    Aggregate cost for federal income tax purposes was $15,458,013,233.

Glossary of Currencies

  BGN  — Bulgarian Lev

  USD  — United States Dollar

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

October 31, 2006

Julius Baer International Equity Fund

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

	Contracts to Receive
Expiration Date	Local Currency		Value in USD	In Exchange for USD	Net Unrealized Appreciation (Depreciation)
11/02/2006	CAD	10,100,000	9,014,498	8,977,779	$36,719
11/01/2006	CHF	7,930,685	6,375,918	6,354,715	21,203
11/01/2006	EUR	62,000,000	79,133,700	78,913,600	220,100
12/27/2006	GBP	59,136,140	112,835,034	112,416,916	418,118
12/26/2006	JPY	43,589,880,789	374,830,638	377,976,296	(3,145,658)
01/22/2007	JPY	26,477,720,000	228,513,260	225,136,322	3,376,938
01/30/2007	JPY	27,695,000,000	239,275,706	236,259,096	3,016,610
01/31/2007	JPY	42,914,000,000	370,812,675	370,211,573	601,102
11/02/2006	PLN	1,396,411	460,095	458,637	1,458
11/01/2006	RON	2,211,300	802,591	801,777	814
11/03/2006	UAH	12,972,083	2,574,982	2,569,492	5,490
11/06/2006	UAH	645,645	128,144	129,000	(856)
11/15/2006	UAH	120,809,511	23,967,386	23,925,044	42,342
Net unrealized appreciation on forward foreign exchange contracts to buy					$4,594,380

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

	Contracts to Deliver
Expiration Date	Local Currency		Value in USD	In Exchange for USD	Net Unrealized Depreciation
12/27/2006	CZK	4,596,912,098	209,396,289	207,547,442	$(1,848,847)
01/31/2007	EUR	238,933,193	306,331,640	305,734,132	(597,508)
12/27/2006	HUF	6,413,325,474	31,294,457	29,574,939	(1,719,518)
11/03/2006	PHP	23,239,199	466,276	465,716	(560)
12/27/2006	PLN	272,254,543	89,874,875	88,101,139	(1,773,736)
12/26/2006	TRY	79,003,549	53,087,076	51,686,980	(1,400,096)
Net unrealized depreciation on forward foreign exchange contracts to sell					$(7,340,265)

Glossary of Currencies

CAD  — Canadian Dollar

CHF  — Swiss Franc

CZK  — Czech Koruna

EUR  — Euro

GBP  — British Pound Sterling

HUF  — Hungarian Forint

JPY  — Japanese Yen

PHP  — Philippine Peso

PLN  — Polish Zloty

RON  — Romania Lei

TRY  — Turkish Lira

UAH  — Ukraine Hryvna

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)  October 31, 2006

Julius Baer International Equity Fund  (Percentage of Net Assets)

At October 31, 2006, sector diversification of the Fund's non-cash equivalents investments were as follows:

	% of Net Assets	Market Value (Note 2)
INDUSTRY SECTOR
Financials	35.5%	$7,155,453,500
Consumer Discretionary	10.4	2,093,234,413
Industrials	9.4	1,889,821,334
Materials	7.8	1,565,553,123
Consumer Staples	7.0	1,417,055,502
Healthcare	6.2	1,244,680,995
Telecommunications	5.8	1,172,867,544
Energy	5.8	1,167,778,560
Information Technology	2.5	509,818,283
Utilities	2.4	484,885,388
Cash & Cash Equivalents	8.7	1,764,099,533	*
Total Investments	101.5	20,465,248,175
Other Assets and Liabilities (Net)	(1.5)	(295,135,969	)*
Net Assets	100.0%	$20,170,112,206

*  Cash and Cash Equivalents and Other Assets and Liabilities (Net) include the margin requirements for $556,428,459 of notional market value for futures, which is 2.7% of net assets, and $53,870,686 in market value for swaps, which is 0.3% of net assets.

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS  October 31, 2006

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—90.5%
	France—10.5%
14,999	Accor SA	$1,041,432
122,015	Air Liquide	25,976,405
26,536	Atos Origin*	1,510,567
135,265	BNP Paribas	14,873,408
208,237	Bouygues SA	12,140,981
82,031	CIE de Saint-Gobain	6,046,440
224,328	Electricite de France (1)	13,603,113
8,899	Eurazeo	1,135,824
703,623	France Telecom	18,275,709
45,249	Gaz de France (1)	1,819,237
7,356	Havas SA	35,678
23,610	Hermes International	2,562,950
139,617	JC Decaux	3,564,003
276,403	Lafarge SA	37,148,468
22,158	Lagardere S.C.A.	1,593,655
314,431	LVMH Moet Hennessy Louis Vuitton	32,768,105
106,672	Neuf Cegetel*	3,219,967
97,749	Pernod-Ricard (1)	19,575,148
115,358	PPR	17,212,027
37,674	Publicis Groupe	1,457,944
29,109	Remy Cointreau	1,555,979
40,358	Renault SA	4,720,977
293,123	Sanofi-Aventis	24,916,894
32,818	Societe Generale	5,453,721
355,705	Societe Television Francaise 1	12,085,589
143,472	Suez SA	6,420,204
669,733	Total SA (1)	45,347,868
56,249	Veolia Environnement	3,443,930
48,697	Vinci SA	5,485,127
149,665	Vivendi	5,667,709
		330,659,059
	United Kingdom—10.0%
1,582,244	Aegis Group	4,036,220
430,995	Anglo American	19,432,440
128,473	Arriva PLC	1,751,965
219,919	BAE Systems	1,759,553
123,618	Balfour Beatty	955,460
175,286	BHP Billiton	3,379,917

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	United Kingdom—Continued
329,194	BP PLC	$3,660,396
438,193	Burberry Group	4,671,807
2,797,815	Compass Group	14,967,852
1,580,854	Diageo PLC	29,246,313
235,227	Firstgroup PLC	2,410,301
1,171,400	GlaxoSmithkline PLC	31,278,137
161,626	Imperial Tobacco	5,724,410
908,377	KKR Private Equity Investors*†	19,757,200
209,458	KKR Private Equity Investors†	4,555,712
72,595	National Express	1,349,954
69,944	Peter Hambro Mining*	1,587,468
465,273	Prudential PLC	5,701,493
397,745	Reckitt Benckiser	17,303,647
461,924	Rentokil Initial	1,334,722
116,294	Rio Tinto	6,414,506
1,945,925	Rolls-Royce Group*	17,434,139
61,319,644	Rolls-Royce Group-Class B	116,952
107,470	SABMiller PLC	2,078,418
497,120	Scottish & Newcastle	5,347,465
1,965,441	Smith & Nephew	19,202,139
111,431	Smiths Group	2,010,503
578,049	Stagecoach Group	1,537,965
3,114,787	Tesco PLC	23,376,566
16,455,695	Vodafone Group	42,369,918
635,858	William Hill	7,894,939
121,235	Wolseley PLC	2,864,883
836,769	WPP Group	10,716,654
		316,230,014
	Germany—8.2%
44,477	Adidas AG	2,228,720
57,943	Bilfinger Berger	3,611,989
723,733	Commerzbank AG	25,689,115
20,348	Continental AG	2,275,594
149,908	Deutsche Bank	18,867,552
83,717	Deutsche Boerse	13,499,706
1,056,493	Deutsche Post	29,261,470
96,886	Deutsche Postbank	7,206,931
69,468	E.ON AG	8,334,555

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Germany—Continued
635,715	Fraport AG (1)	$43,693,612
88,240	Fresenius AG	15,931,950
101,492	Fresenius Medical Care	13,542,040
103,675	Gagfah SA*	3,009,084
82,266	Henkel KGaA	9,854,270
131,192	Hypo Real Estate	8,246,760
84,283	IKB Deutsche Industriebank	2,961,529
283,935	IVG Immobilien (1)	10,230,564
96,249	KarstadtQuelle AG* (1)	2,260,392
143,137	Landesbank Berlin*	1,096,157
30,728	MAN AG	2,731,651
24,465	Merck KGaA	2,579,260
2,455	Puma AG	870,563
128,697	Rhoen-Klinikum AG	5,330,315
27,469	SAP AG	5,465,162
204,335	Siemens AG	18,386,610
20,215	Solarworld AG (1)	1,087,272
9,611	Wacker Chemie*	1,155,061
		259,407,884
	Japan—7.9%
44,420	Acom Co	1,706,201
110,316	Aeon Credit Service	2,462,348
51,950	Aiful Corp	1,791,456
83,048	Aisin Seiki	2,551,942
155,616	Canon Inc	8,328,388
189,000	Chiba Bank	1,690,683
51,023	Credit Saison	1,842,237
162,000	Daihatsu Motor	1,628,919
64,700	Daikin Industries	1,822,457
91,928	Daiwa Securities	1,041,257
122,329	Denso Corp	4,656,970
268	Dentsu Inc	736,597
507	East Japan Railway	3,539,977
40,200	Eisai Co	2,055,380
31,100	Fanuc Ltd	2,694,422
983	Fuji Television Network	2,047,305
155,467	Fujitsu Ltd	1,265,977
240,232	Honda Motor	8,489,270

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Japan—Continued
73,838	Hoya Corp	$2,848,771
43,110	Ibiden Co	2,255,681
183,000	Itochu Corp	1,455,815
1,250	Japan Tobacco	5,441,509
60,291	JS Group	1,235,102
61,717	JSR Corp (1)	1,548,786
2,420	Keyence Corp	535,001
280,484	Kubota Corp	2,449,192
10,600	Kyocera Corp	949,119
43,396	Makita Corp	1,289,045
933,322	Matsushita Electric Industrial	19,478,232
110,000	Mitsubishi Electric	957,706
1,770	Mitsubishi UFJ Financial	22,209,039
50,360	Mitsubishi UFJ Securities	614,697
103,793	Mitsui Fudosan	2,551,524
138,629	Mitsui Mining & Smelting	669,745
2,411	Mizuho Financial	18,747,992
63,361	NGK Spark Plug	1,333,147
92,294	NHK Spring	1,018,618
11,441	Nintendo Co	2,335,954
69,000	Nippon Electric Glass	1,484,188
447	Nippon Telegraph & Telephone	2,247,305
58,000	Nissan Chemical Industries	746,071
109,873	Nissan Motor	1,313,918
87,878	Nitto Denko	5,003,169
35,400	NOK Corp	927,643
220,054	Nomura Holdings	3,878,721
102,000	NSK Ltd	853,229
1,480	NTT DoCoMo	2,261,278
11,300	ORIX Corp	3,178,140
59,300	Promise Co	2,141,087
269	Resona Holdings	817,413
254,000	Ricoh Co	5,008,237
75	Sapporo Hokuyo	749,008
69,200	Sega Sammy	1,736,571
246,000	Seiyu Ltd* (1)	384,260
19,554	Seven & I	625,902
93,000	Sharp Corp	1,655,115
169,348	Sony Corp	7,010,694

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Japan—Continued
42,161	Stanley Electric	$834,907
199,000	Sumitomo Chemical	1,416,636
118,111	Sumitomo Corp	1,550,550
145,000	Sumitomo Electric Industries	2,049,592
147,158	Sumitomo Metal Industries	552,683
1,065	Sumitomo Mitsui Financial	11,635,867
65,000	Suruga Bank	806,709
245,700	Suzuki Motor	6,962,776
52,996	Takeda Pharmaceutical	3,397,208
53,210	Takefuji Corp (1)	1,925,743
91,000	Teijin Ltd	507,217
221,000	The Bank of Fukuoka	1,761,888
104,396	The Bank of Kyoto	1,070,203
295,593	The Bank of Yokohama	2,280,876
100,000	The Gunma Bank	697,367
93,119	The Shizuoka Bank	993,545
134,633	The Sumitomo Trust & Banking	1,445,677
63,000	Toppan Printing	689,394
172,286	Toray Industries	1,239,700
309,294	Toyota Motor	18,295,484
25,500	Yamada Denki	2,533,567
122,647	Yamaha Motor	3,350,010
40,505	Yamato Holdings	631,319
38,665	Yokogawa Electric	529,703
		249,457,031
	Switzerland—7.0%
193,483	Adecco SA*	11,954,149
23,360	BKW FMB Energie	2,263,038
392,322	Compagnie Financiere Richemont	19,413,449
258,611	Credit Suisse-Registered	15,593,379
2,384	Givaudan-Registered	1,974,129
380,149	Holcim Ltd	32,732,209
118,982	Nestle SA-Registered	40,653,897
508,932	Novartis AG-Registered	30,891,479
141,933	Roche Holding	24,841,270
10,656	SGS SA	11,316,940
68,506	Syngenta AG-Registered*	11,064,723
102,194	The Swatch Group	20,170,139
		222,868,801

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Italy—6.0%
224,514	Assicurazioni Generali*	$8,894,774
2,314,607	Banca CR Firenze	7,710,589
1,001,532	Banca Intesa	6,838,934
3,592,568	Banca Intesa-RNC	23,816,433
82,933	Banca Italease	4,631,005
101,303	Banca Popolare dell' Emilia Romagna (1)	2,392,015
984,865	Banca Popolare di Milano (1)	14,518,725
209,784	Banca Popolare di Sondrio	3,695,058
1,216,838	Banca Popolare Italiana*	16,167,887
248,572	Banche Popolari Unite	6,833,885
293,931	Banco Popolare di Verona e Novara (1)	7,885,839
329,538	Bulgari SpA	4,593,016
598,583	Buzzi Unicem (1)	15,853,029
2,187,369	Capitalia SpA	19,277,713
584,075	Credito Emiliano	8,416,516
106,063	Finmeccanica SpA	2,555,852
152,117	Geox SpA	2,009,499
95,529	Luxottica Group	2,944,572
455,327	Parmalat SpA*	1,630,144
1,264,805	Telecom Italia	3,821,935
3,055,177	UniCredito Italiano	25,288,096
		189,775,516
	Poland—5.1%
58,025	Bank BPH	16,594,685
261,315	Bank Handlowy w Warszawie	6,586,579
605,326	Bank PEKAO	40,786,533
318,944	Bank Zachodni WBK*	21,700,445
21,677	BRE Bank	2,071,244
195,540	Globe Trade Centre	2,151,871
3,935,365	PKO Bank Polski	49,596,452
2,974,768	Telekomunikacja Polska	21,857,079
		161,344,888
	Russia—3.9%
130,713	CTC Media*	3,172,405
18,923	Gazpromneft	77,584
142,752	LUKOIL ADR	11,385,900
108,705	MMC Norilsk Nickel ADR	16,099,211

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Russia—Continued
745,347	NovaTek OAO	$4,337,920
28,775	NovaTek OAO GDR†	1,674,705
395,462	OAO Gazprom ADR (1)	16,704,315
1,896,261	OAO Rosneft Oil GDR (1)	16,307,845
151,956	Polyus Gold*	7,233,106
74,092	Polyus Gold ADR* (1)	3,526,779
7,758	Sberbank RF	17,455,500
442,927	TMK OAO	2,391,806
870,631	TNK-BP	1,993,745
251,512	Unified Energy System GDR (1)	18,938,854
953,776	Uralkaliy CLS	1,430,664
		122,730,339
	Netherlands—3.8%
109,717	Euronext NV	10,992,928
92,974	Heineken NV	4,213,878
586,757	ING Groep	25,994,572
588,677	Royal KPN	7,866,717
241,823	Royal Numico	10,812,037
562,244	Royal Philips Electronics	19,641,263
573,628	TNT NV	22,081,647
670,518	Unilever NV (1)	16,534,358
181,435	Vedior NV	3,318,463
		121,455,863
	Sweden—3.4%
30,708	Autoliv Inc (1)	1,741,342
355,432	Getinge AB-Class B*	6,287,761
54,574	Hennes & Mauritz-Class B	2,354,087
152,968	Modern Times Group-Class B	8,811,960
1,395,117	Nordea AB	19,222,608
48,058	Securitas AB-Class B	632,220
48,058	Securitas Direct-Class B (1)	146,409
48,058	Securitas Systems-Class B	160,384
849,876	Skandinaviska Enskilda Banken	23,773,084
450,860	Skanska AB-Class B	8,038,362
782,102	Swedbank AB	25,613,748
1,195,312	Telefonaktiebolaget LM Ericsson-Class B	4,535,346
707,049	TeliaSonera AB	5,140,288
		106,457,599

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Austria—2.7%
270,271	Erste Bank der Oesterreichischen Sparkassen	$18,403,637
900,125	Immoeast Immobilien Anlagen*	11,304,925
98,310	IMMOFINANZ Immobilien Anlagen*	1,192,041
267,335	OMV AG*	14,532,263
115,007	Raiffeisen International Bank Holding	13,159,650
372,908	Telekom Austria	9,281,242
120,797	Wiener Staedtische Versicherung	7,770,634
208,372	Wienerberger AG	10,832,372
		86,476,764
	Hungary—2.1%
4,559,902	Magyar Telekom Telecommunications*	21,222,645
1,226,570	OTP Bank	43,115,621
14,947	Richter Gedeon	3,134,139
		67,472,405
	Australia—2.0%
284,677	BHP Billiton	6,009,710
292,762	Brambles Industries (1)	2,827,392
104,588	CSL Ltd	4,539,668
409,633	John Fairfax	1,540,593
6,747,376	Macquarie Airports Management	16,760,877
1,212,171	Newcrest Mining	22,372,219
103,667	Publishing & Broadcasting	1,554,716
131,297	Rio Tinto	7,965,768
		63,570,943
	Finland—2.0%
30,639	Elisa Oyj-Class A	774,301
785,761	Fortum Oyj	21,622,654
806,036	Nokia Oyj	15,997,592
159,787	Sampo Oyj-Class A	3,462,971
130,213	Sanoma-WSOY Oyj-Class B	3,358,849
28,110	Wartsila Oyj-Class B	1,289,821
647,288	YIT Oyj	16,093,714
		62,599,902

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Hong Kong—1.8%
3,087,437	China Merchants Holdings International	$9,027,884
6,400,121	Galaxy Entertainment*	5,947,479
2,323,899	Hutchison Telecommunications International*	4,474,407
7,654,977	Melco International Development	18,753,107
13,161,771	Shun TAK Holdings	17,390,573
		55,593,450
	Belgium—1.7%
322,434	Almancora Comm Va	42,511,941
292,084	Fortis	12,261,438
		54,773,379
	Czech Republic—1.5%
283,610	Komercni Banka	44,122,614
152,787	Telefonica O2 Czech Republic	3,215,511
		47,338,125
	Canada—1.3%
511,605	Bema Gold*	2,200,844
44,049	Centerra Gold*	438,347
1,674,152	Ivanhoe Mines*	17,481,885
154,726	Potash Corp of Saskatchewan	19,425,504
		39,546,580
	Mexico—1.2%
137,585	Cemex SAB ADR	4,229,363
480,154	Fomento Economico Mexicano	4,648,321
3,370,166	Grupo Financiero Banorte	12,213,697
362,266	Grupo Televisa ADR	8,940,725
2,415,758	Urbi Desarrollos Urbanos*	7,365,307
		37,397,413
	Turkey—1.1%
2,407,458	Dogan Sirketler Grubu	10,312,963
1,795,903	Haci Omer Sabanci	7,570,119
2,007,020	Turkiye Garanti Bankasi	7,359,532
1,350,961	Turkiye Is Bankasi	8,750,227
		33,992,841

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Norway—1.0%
417,640	DnB NOR	$5,465,564
187,457	Norsk Hydro*	4,306,013
91,371	Orkla ASA	4,679,639
4,332,104	PAN Fish* (1)	3,391,002
314,595	Statoil ASA	7,947,901
382,930	Telenor ASA	6,044,615
		31,834,734
	Romania—0.9%
1,198,017	BRD-Groupe Societe Generale	8,435,515
90,824,880	SNP Petrom	20,767,884
		29,203,399
	Spain—0.8%
2,052,490	Corporacion Mapfre	9,090,344
46,382	Inditex SA	2,217,619
659,287	Telefonica SA	12,706,363
		24,014,326
	South Korea—0.7%
36,463	Hyundai Motor	2,964,409
15,056	NHN Corp*	1,494,095
24,899	Samsung Electronics	16,146,560
		20,605,064
	Cyprus—0.6%
1,767,781	Bank of Cyprus	20,036,009
	United States—0.5%
455,868	News Corp	10,001,127
322,088	News Corp-Class B (1)	7,002,193
		17,003,320
	Greece—0.5%
211,204	Alpha Bank	6,146,201
398,822	Hellenic Telecommunication Organization*	10,333,440
		16,479,641

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Philippines—0.4%
554,278	Ayala Corp	$5,449,362
10,599,283	Ayala Land	3,243,159
772,396	Bank of the Philippine Islands	960,846
29,861	Philippine Long Distance Telephone	1,413,964
		11,067,331
	Multinational—0.3%
65,954	Central European Media Enterprises-Class A* (1)	4,868,724
106,967	Millicom International Cellular* (1)	5,335,514
		10,204,238
	Denmark—0.3%
118,451	Novo-Nordisk-Class B*	8,945,439
39,696	Vestas Wind Systems*	1,118,245
		10,063,684
	Ukraine—0.2%
5,575	Ukrnafta Oil ADR* (2)	2,017,287
1,876,334	UkrTelecom*	318,278
627,195	UkrTelecom GDR	5,203,382
		7,538,947
	Venezuela—0.2%
378,944	CIA Anonima Nacional TeleFonos De Venezuela ADR	7,355,303
	Portugal—0.2%
657,161	Energias de Portugal	2,952,461
233,460	Portugal Telecom-Registered	2,908,252
		5,860,713
	China—0.2%
8,821,756	Beijing Capital International Airport-Class H	5,657,988
173	China Life Insurance-Class H	364
		5,658,352
	Thailand—0.2%
997,572	Bangkok Bank	3,124,204
100,500	Bangkok Bank-Foreign Registered Shares	328,431
5,208,672	Krung Thai Bank	1,844,029
		5,296,664

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Egypt—0.1%
35,133	Orascom Telecom Holding GDR (1)	$1,977,988
698,860	Telecom Egypt	1,980,205
		3,958,193
	India—0.1%
62,525	State Bank of India GDR	3,939,075
	Brazil—0.1%
129,433	Voctorantim Celulose Papel ADR (1)	2,362,152
	TOTAL COMMON STOCKS (Cost $2,531,326,940)	2,861,629,941
PREFERRED STOCKS—0.4%
	Germany—0.4%
3,451	Henkel KGaA	462,272
400,299	ProsiebenSat.1 Media	11,444,644
	TOTAL PREFERRED STOCKS (Cost $9,643,917)	11,906,916
INVESTMENT FUNDS—0.2%
	Luxembourg—0.2%
238,710	Prologis European Properties (Cost $4,393,478)	4,509,227
RIGHTS—0.0%
	Italy—0.0%
101,303	Banca Popolare Emilia Romagna Rights, Expires 11/28/2006*	37,497
101,303	Banca Popolare Emilia Romagna Rights, Expires 11/28/2006*	20,300
	TOTAL RIGHTS (Cost $0)	57,797
WARRANTS—2.4%
	India—2.4%
1,169,169	Banking Index Benchmark Exchange Traded Scheme-Bank BeES, Issued by Citigroup, Expires 01/20/2010*	14,597,075
595,957	Bharti Airtel-Class A, Issued by CLSA, Expires 05/31/2010*†	7,570,463
1,391,073	Canara Bank, Issued by Citigroup, Expires 01/19/2009*	9,205,801
576,500	State Bank of India, Issued by Citigroup, Expires 01/19/2009*†	16,746,403
984,752	State Bank of India, Issued by CLSA, Expires 05/13/2010*†	28,750,819
	TOTAL WARRANTS (Cost $63,437,211)	76,870,561

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Face Value	Currency	Description	Market Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATION—0.2%
		United States—0.2%
		U.S. Treasury Bill
8,000,000		4.650% due 11/09/2006 (Cost $7,991,733) (3)	$7,991,733
SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITY LENDING—7.0%
7,649,696		Abbey National, rates ranging from 5.270%-5.280% and maturity dates ranging from 11/16/2006-12/01/2006	7,649,696
3,477,136		ABN Amro Bank NV 5.305% due 11/21/2006	3,477,136
2,716,801		Banco Santander Central Hispano 5.275% due 11/14/2006	2,716,801
3,477,134		BancoBilbao Vizcaya Argentaria 5.310% due 01/03/2007	3,477,134
8,901,464		Bank of America, rates ranging from 5.270%-5.310% and maturity dates ranging from 11/10/2006-07/10/2007	8,901,464
6,815,183		Bank of Nova Scotia 5.270% due 11/13/2006	6,815,183
11,126,829		Barclays, rates ranging from 5.300%-5.305% and maturity dates ranging from 11/03/2006-01/03/2007	11,126,829
11,079,165		Barton Capital, rates ranging from 5.266%-5.270% and maturity dates ranging from 11/07/2006-01/03/2007	11,079,165
6,453,561		Bear Stearns & Co 5.447% due 03/07/2007	6,453,561
8,345,123		BGI Institutional 5.242% due 11/01/2006	8,345,123
5,563,415		BNP Paribas, with a rate of 5.280% and maturity dates ranging from 12/12/2006-12/15/2006	5,563,415
2,086,281		CAFCO Funding 5.289% due 11/17/2006	2,086,281
3,477,134		Calyon 5.250% due 11/06/2006	3,477,134
4,172,561		Canadian Imperial Bank of Commerce 5.280% due 11/29/2006	4,172,561
3,558,192		Charta 5.314% due 11/01/2006	3,558,192
2,086,281		Clipper Receivables 5.280% due 11/15/2006	2,086,281
3,055,124		Commonwealth Bank of Australia 5.286% due 11/30/2006	3,055,124
5,753,129		Compass Securitization, rates ranging from 5.292%-5.305% and maturity dates ranging from 11/29/2006-12/15/2006	5,753,129
1,390,854		CRC Funding 5.314% due 12/19/2006	1,390,854
6,954,268		Credit Suisse First Boston, with a rate of 5.310% and maturity dates ranging from 11/13/2006-11/14/2006	6,954,268
9,713,622		Fairway Finance, rates ranging from 5.277%-5.299% and maturity dates ranging from 11/15/2006-11/22/2006	9,713,622
1,947,195		Falcon Asset Securitization 5.292% due 11/14/2006	1,947,195
4,172,562		Fortis Bank, rates ranging from 5.260%-5.300% and maturity dates ranging from 11/07/2006-11/20/2006	4,172,562

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Face Value	Currency	Description	Market Value (Note 2)
SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITY LENDING—Continued
6,954,268		General Electric Capital Corporation, rates ranging from 5.265%-5.285% and maturity dates ranging from 11/03/2006-11/22/2006	$6,954,268
2,086,281		Govco Incorporated 5.276% due 11/10/2006	2,086,281
1,357,259		Greyhawk Funding 5.296% due 11/27/2006	1,357,259
2,086,281		HBOS Halifax Bank of Scotland 5.300% due 01/08/2007	2,086,281
3,028,379		Jupiter Securitization 5.284% due 11/06/2006	3,028,379
2,051,733		Kitty Hawk Funding 5.286% due 11/29/2006	2,051,733
2,754,221		Lexington Parker Capital 5.291% due 11/09/2006	2,754,221
2,750,209		Liberty Street 5.284% due 11/13/2006	2,750,209
26,623,018		Merrimac Cash Fund-Premium Class 5.092% due 11/01/2006	26,623,018
1,390,854		Old Line Funding 5.276% due 11/15/2006	1,390,854
3,410,963		Ranger Funding, rates ranging from 5.294%-5.296% and maturity dates ranging from 11/16/2006-11/29/2006	3,410,963
2,781,708		Royal Bank of Canada 5.300% due 11/17/2006	2,781,708
3,448,684		Sheffiled Receivables, rates ranging from 5.267%-5.275% and maturity dates ranging from 11/02/2006-11/08/2006	3,448,684
2,781,708		Skandinaviska Enskilda Banken 5.290% due 12/11/2006	2,781,708
12,517,683		Societe Generale, rates ranging from 5.270%-5.280% and maturity dates ranging from 11/01/2006-12/04/2006	12,517,683
4,759,534		Svenska Handlesbanken 5.300% due 11/01/2006	4,759,534
2,052,750		Three Pillars Funding 5.285% due 11/20/2006	2,052,750
3,477,134		Toronto Dominion Bank 5.300% due 12/11/2006	3,477,134
4,818,294		Variable Funding Capital, rates ranging from 5.267%-5.287% and maturity dates ranging from 11/07/2006-11/28/2006	4,818,294
5,082,087		Yorktown Capital, rates ranging from 5.292%-5.297% and maturity dates ranging from 11/15/2006-12/14/2006	5,082,087
		TOTAL SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITY LENDING (Cost $220,185,758)	220,185,758

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer International Equity Fund II  (Percentage of Net Assets)

Face Value	Currency	Description	Market Value (Note 2)
REPURCHASE AGREEMENT—3.3%
		United States—3.3%
104,732,119	USD	Investors Bank & Trust Company Repurchase Agreement,
		dated 10/31/2006, due 11/01/2006, with a maturity
		value of $104,742,592 and an effective yield of 3.60%,
		collateralized by U.S. Government and Agency Obligations,
		with rates ranging from 5.670%-8.980%, maturities from
		12/25/2016-02/15/2036, and an aggregate market value
		of $109,968,725. (Cost $104,732,119)	$104,732,119
TOTAL INVESTMENTS—104.0% (Cost $2,941,711,156)			3,287,884,052
		OTHER ASSETS AND LIABILITIES (NET)—(4.0%)	(125,599,057)
		TOTAL NET ASSETS—100.0%	$3,162,284,995

Notes to the Portfolio of Investments:

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

(1)  All or a portion of this security was on loan to brokers at October 31, 2006.

(2)  Illiquid security

(3)  Security has been pledged for futures collateral.

*  Non-income producing security.

†  Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

    Aggregate cost for federal income tax purposes was $2,962,333,921.

Glossary of Currencies

  USD  — United States Dollar

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

October 31, 2006

Julius Baer International Equity Fund II

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

	Contracts to Receive
Expiration Date	Local Currency		Value in USD	In Exchange for USD	Net Unrealized Appreciation (Depreciation)
11/01/2006	CHF	2,194,020	1,763,895	1,756,762	$7,133
11/06/2006	DKK	5,249,318	899,115	906,149	(7,034)
11/01/2006	EUR	7,317,413	9,339,581	9,347,264	(7,683)
11/22/2006	EUR	15,650,000	19,996,396	20,147,340	(150,944)
11/29/2006	EUR	21,727,000	27,771,587	27,886,604	(115,017)
11/30/2006	EUR	29,700,000	37,964,767	38,219,148	(254,381)
11/06/2006	GBP	401,427	765,648	754,904	10,744
11/30/2006	GBP	5,055,000	9,643,449	9,553,394	90,055
12/11/2006	GBP	558,634	1,065,793	1,048,164	17,629
12/22/2006	GBP	3,610,200	6,888,238	6,807,754	80,484
12/27/2006	GBP	1,668,000	3,182,636	3,171,001	11,635
01/19/2007	GBP	2,541,000	4,849,046	4,758,023	91,023
01/22/2007	GBP	5,740,000	10,953,962	10,731,045	222,917
11/01/2006	HKD	10,908,999	1,402,140	1,403,033	(893)
11/07/2006	JPY	806,855,000	6,891,793	7,102,347	(210,554)
11/08/2006	JPY	3,227,882,744	27,574,907	28,327,123	(752,216)
11/16/2006	JPY	1,169,000,000	9,997,409	10,168,224	(170,815)
11/22/2006	JPY	1,150,000,000	9,843,025	10,051,569	(208,544)
11/27/2006	JPY	1,004,286,400	8,601,749	8,731,331	(129,582)
11/30/2006	JPY	4,300,000,000	36,844,847	37,327,037	(482,190)
12/22/2006	JPY	2,552,164,780	21,934,163	22,046,273	(112,110)
12/26/2006	JPY	160,220,900	1,377,744	1,388,998	(11,254)
01/09/2007	JPY	734,252,640	6,325,859	6,303,572	22,287
01/12/2007	JPY	2,426,000,000	20,909,291	20,543,653	365,638
01/19/2007	JPY	2,125,618,000	18,337,548	18,144,369	193,179
01/22/2007	JPY	3,638,544,846	31,402,090	30,938,034	464,056
01/31/2007	JPY	5,886,000,000	50,859,939	50,777,493	82,446
11/01/2006	NOK	29,198,407	4,463,940	4,450,298	13,642
11/30/2006	NOK	216,500,000	33,149,278	33,372,898	(223,620)
11/02/2006	PLN	7,761,798	2,557,387	2,544,601	12,786
11/01/2006	SEK	28,654,866	3,968,048	3,959,550	8,498
Net unrealized depreciation on forward foreign exchange contracts to buy					$(1,142,685)

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued)

October 31, 2006

Julius Baer International Equity Fund II

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

	Contracts to Deliver
Expiration Date	Local Currency		Value in USD	In Exchange for USD	Net Unrealized Appreciation (Depreciation)
11/22/2006	CZK	32,582,000	1,480,138	1,506,146	$26,008
12/18/2006	CZK	389,697,000	17,738,962	17,572,917	(166,045)
12/27/2006	CZK	26,279,692	1,197,080	1,186,014	(11,066)
11/22/2006	EUR	15,650,000	19,996,396	20,142,019	145,623
11/29/2006	EUR	21,727,000	27,771,587	27,973,947	202,360
11/30/2006	EUR	29,700,000	37,964,767	38,241,720	276,953
01/31/2007	EUR	31,100,000	39,872,710	39,794,938	(77,772)
11/03/2006	HUF	738,775,506	3,619,369	3,610,828	(8,541)
12/18/2006	HUF	1,782,641,000	8,704,435	8,254,114	(450,321)
12/27/2006	HUF	26,922,463	131,371	124,152	(7,219)
11/01/2006	MXN	30,440,168	2,828,644	2,828,355	(289)
11/03/2006	PLN	3,684,730	1,214,059	1,212,122	(1,937)
12/27/2006	PLN	1,313,945	433,751	425,190	(8,561)
11/01/2006	TRY	1,573,824	1,078,700	1,076,487	(2,213)
12/26/2006	TRY	403,460	271,108	263,958	(7,150)
Net unrealized depreciation on forward foreign exchange contracts to sell					$(90,170)

Glossary of Currencies

CHF  — Swiss Franc

CZK  — Czech Koruna

DKK  — Danish Krone

EUR  — Euro

GBP  — British Pound Sterling

HKD  — Hong Kong Dollar

HUF  — Hungarian Forint

JPY  — Japanese Yen

MXN  — Mexican Nuevo Peso

NOK  — Norwegian Krone

PLN  — Polish Zloty

SEK  — Swedish Krona

TRY  — Turkish Lira

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)  October 31, 2006

Julius Baer International Equity Fund II  (Percentage of Net Assets)

At October 31, 2006, sector diversification of the Fund's non-cash equivalents investments were as follows:

	% of Net Assets	Market Value (Note 2)
INDUSTRY SECTOR
Financials	36.4%	$1,151,373,251
Consumer Discretionary	10.5	331,491,264
Industrials	9.1	286,706,297
Materials	8.1	254,687,633
Consumer Staples	6.6	209,343,032
Telecommunications	6.5	204,667,278
Energy	5.8	184,348,176
Healthcare	5.6	178,459,584
Information Technology	2.5	78,330,947
Utilities	2.4	75,566,979
Cash & Cash Equivalents	10.5	332,909,611	*
Total Investments	104.0	3,287,884,052
Other Assets and Liabilities (Net)	(4.0)	(125,599,057	)*
Net Assets	100.0%	$3,162,284,995

*  Cash and Cash Equivalents and Other Assets and Liabilities (Net) include the margin requirements for $92,875,019 of notional market value for futures, which is 2.94% of net assets.

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS  October 31, 2006

Julius Baer Total Return Bond Fund  (Percentage of Net Assets)

Face Value	Currency		Market Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATION—61.5%
		Federal Home Loan Bank
18,000,000	USD	0.000% due 11/07/2006	$17,984,670
2,000,000	USD	4.580% due 02/22/2007 (1)	1,998,172
6,000,000	USD	4.625% due 08/08/2007	5,974,290
4,391,785	USD	4.720% due 09/20/2012	4,299,832
			30,256,964
		Federal Home Loan Mortgage
3,800,000	USD	3.750% due 11/15/2006	3,797,667
3,600,000	USD	4.050% due 06/28/2007	3,572,942
12,000,000	USD	5.500% due 11/01/2021*	12,007,500
3,484,865	USD	4.625% due 09/01/2035 (1)	3,432,961
			22,811,070
		Federal National Mortgage Association
15,000,000	USD	5.500% due 11/01/2021*	15,018,750
33,500,000	USD	6.000% due 11/01/2021*	34,023,437
2,548,457	USD	4.404% due 01/01/2034 (1)	2,515,787
3,903,320	USD	4.666% due 11/01/2035 (1)	3,849,306
19,100,000	USD	5.000% due 11/01/2036*	18,443,438
40,200,000	USD	6.500% due 11/01/2036*	40,978,875
			114,829,593
		Government National Mortgage Association
71,036	USD	7.000% due 04/15/2032	73,493
26,100,000	USD	6.000% due 11/01/2036*	26,458,875
			26,532,368
		U.S. Treasury Bond
6,000,000	USD	6.125% due 08/15/2023	6,984,378
		U.S. Treasury Inflation Indexed Bond
5,135,950	USD	2.375% due 01/15/2025	4,991,101
		U.S. Treasury Inflation Indexed Notes
22,740,339	USD	3.625% due 01/15/2008	22,781,203
17,846,070	USD	2.000% due 01/15/2016	18,070,556
			40,851,759

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Total Return Bond Fund  (Percentage of Net Assets)

Face Value	Currency		Market Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATION—Continued
		U.S. Treasury Notes
5,460,000	USD	4.500% due 09/30/2011	$5,442,725
24,565,000	USD	5.125% due 05/15/2016	25,543,768
7,611,000	USD	4.875% due 08/15/2016	7,771,546
24,000,000	USD	4.500% due 02/15/2036	23,171,256
			61,929,295
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION (Cost $307,350,675)			309,186,528
ASSET BACKED SECURITIES—33.4%
3,000,000	USD	American Express Credit Account Master Trust, Series 2002-1, Class A 5.430% due 09/15/2009 (1)	3,003,013
4,837,077	USD	Astoria Depositor Corp, Series 2005, Class A 5.744% due 05/01/2016†	4,816,205
2,700,000	USD	Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A4 5.414% due 09/10/2047	2,723,370
6,151,268	USD	Bank One Auto Securitization Trust, Series 2003-1, Class A4 2.430% due 03/22/2010	6,070,092
4,600,000	USD	Bank One Issuance Trust, Series 2002-A1, Class A1 5.430% due 01/15/2010 (1)	4,606,064
26,000,000	USD	Bank One Issuance Trust, Series 2004-A2, Class A2 5.350% due 10/15/2009 (1)	26,019,994
3,803,386	USD	Caterpillar Financial Asset Trust, Series 2006-A, Class A1 5.455% due 06/25/2007	3,805,965
10,800,000	USD	Chase Credit Card Master Trust, Series 2001-6, Class A 5.450% due 03/16/2009 (1)	10,806,604
4,000,000	USD	Citibank Credit Card Issuance Trust, Series 2002-A1, Class A1 4.950% due 02/09/2009	3,997,901

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Total Return Bond Fund  (Percentage of Net Assets)

Face Value	Currency		Market Value (Note 2)
ASSET BACKED SECURITIES—Continued
12,000,000	USD	Citibank Credit Card Issuance Trust, Series 2003-A4, Class A4 5.460% due 03/20/2009 (1)	$12,011,666
4,000,000	USD	Citibank Credit Card Issuance Trust, Series 2004-A1, Class A1 2.550% due 01/20/2009	3,978,310
2,683,069	USD	City Mortgage MBS Finance B.V., Series 2006-1A, Class AFL 6.930% due 09/10/2033 (1)†	2,693,131
4,100,000	USD	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4 5.769% due 06/10/2046 (1)	4,260,196
2,300,000	USD	Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3 5.467% due 09/15/2039	2,325,310
10,000,000	USD	Daimler Chrysler Master Owner Trust, Series 2004-A, Class A 5.340% due 01/15/2009 (1)	10,007,174
7,000,000	USD	Discover Card Master Trust I, Series 2002-3, Class A 5.430% due 11/17/2009 (1)	7,009,227
2,000,000	USD	Discover Card Master Trust I, Series 2003-1, Class A3 5.460% due 04/16/2010 (1)	2,003,882
3,379,573	USD	Ford Credit Auto Owner Trust, Series 2006-B, Class A1 5.405% due 09/15/2007†	3,381,396
1,322,544	USD	GE Equipment Small Ticket LLC, Series 2005-1A, Class A2 4.280% due 10/22/2007†	1,321,092
3,181,504	USD	Harley-Davidson Motorcycle Trust, Series 2003-2, Class A2 2.070% due 02/15/2011	3,104,831
3,640,377	USD	Honda Auto Receivables Owner Trust, Series 2006-2, A1 5.425% due 08/21/2007	3,642,899
1,440,000	USD	JPMorgan Chase Commercial Mortgage Securities Corp, Series 2002-CIB4 Class A3 6.162% due 05/12/2034	1,504,352

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Total Return Bond Fund  (Percentage of Net Assets)

Face Value	Currency		Market Value (Note 2)
ASSET BACKED SECURITIES—Continued
3,400,000	USD	LB- UBS Commercial Mortgage Trust, Series 2001-C3, Class A2 6.365% due 12/15/2028	$3,567,316
4,400,000	USD	LB- UBS Commercial Mortgage Trust, Series 2006-C6, Class A4 5.372% due 09/15/2039 (1)	4,426,421
2,000,000	USD	MBNA Credit Card Master Note Trust, Series 2002-A10, Class A10 5.460% due 02/16/2010 (1)	2,003,674
2,300,000	USD	Merrill Lynch/ Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4 5.414% due 07/12/2046 (1)	2,317,181
2,600,000	USD	Morgan Stanley Capital I, Series 2006-T23, Class A4 5.983% due 08/12/2041 (1)	2,718,166
3,350,000	USD	Morgan Stanley Dean Witter Capital I, Series 2001-TOP5, Class A4 6.390% due 10/15/2035	3,519,088
7,500,000	USD	Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, Class A2 5.980% due 01/15/2039	7,774,890
4,400,000	USD	Pinnacle Capital, Inc., Series 2006-A, Class A1 5.415% due 11/25/2007†	4,400,000
474,516	USD	Russian Auto Loans Finance, Series 1, Class A1 7.095% due 08/10/2010 (1)	475,109
2,601,799	USD	Small Business Administration, Series 2005-P10B, Class 1 4.940% due 08/10/2015	2,581,921
4,276,815	USD	Small Business Administration, Series 2006-P10A, Class 1 5.408% due 02/10/2016	4,312,716
4,100,000	USD	Taganka Car Loan Finance PLC, Series 2006-1A, Class A 6.341% due 11/14/2013 (1)†	4,130,110
2,693,253	USD	USAA Auto Owner Trust, Series 2006-3, Class A1 5.405% due 08/15/2007	2,694,901
TOTAL ASSET BACKED SECURITIES (Cost $167,277,858)			168,014,167

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Total Return Bond Fund  (Percentage of Net Assets)

Face Value	Currency		Market Value (Note 2)
CORPORATE BONDS—20.3%
		United States—10.7%
1,800,000	USD	Abbott Laboratories 5.600% due 05/15/2011	$1,836,343
2,300,000	USD	American Express 5.500% due 09/12/2016	2,319,502
3,000,000	USD	BAE Systems Holdings 5.200% due 08/15/2015†	2,880,192
3,560,000	USD	BHP Billiton Finance 5.000% due 12/15/2010	3,547,077
3,250,000	USD	Cargill Inc 3.625% due 03/04/2009†	3,142,925
1,985,000	USD	Centerior Energy 7.130% due 07/01/2007	2,007,812
2,350,000	USD	Cisco Systems 5.250% due 02/22/2011	2,366,436
2,700,000	USD	Citigroup Inc 5.850% due 08/02/2016	2,799,068
2,850,000	USD	ConocoPhillips 8.750% due 05/25/2010	3,181,523
4,200,000	USD	Coors Brewing 6.375% due 05/15/2012	4,380,445
3,800,000	USD	HSBC Finance 5.700% due 06/01/2011	3,881,381
2,600,000	USD	Morgan Stanley 6.600% due 04/01/2012	2,756,629
2,700,000	USD	Principal Life Funding 5.150% due 09/30/2011	2,699,311
3,040,000	USD	Private Export Funding, Series D 5.870% due 07/31/2008	3,090,063
3,000,000	USD	Ryder System (MTN) 5.850% due 11/01/2016	3,025,947
1,485,329	USD	Selkirk Cogen Funding, Series A 8.650% due 12/26/2007	1,517,958

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Total Return Bond Fund  (Percentage of Net Assets)

Face Value	Currency		Market Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued
3,900,000	USD	Toyota Motor Credit 5.450% due 05/18/2011	$3,966,920
2,400,000	USD	Transatlantic Holdings 5.750% due 12/14/2015	2,385,562
2,200,000	USD	Wells Fargo & Co 5.125% due 02/15/2007	2,198,192
			53,983,286
		Supra National—3.3%
21,350,000	NZD	European Investment Bank 6.000% due 07/15/2009	13,880,970
3,000,000	USD	Inter-American Development Bank 0.000% due 12/16/2008	2,700,753
			16,581,723
		Brazil—1.4%
3,000,000	USD	Embraer Overseas 6.375% due 01/24/2017†	3,007,500
2,300,000	USD	Petrobras International 7.750% due 09/15/2014	2,561,050
1,350,000	USD	Petrobras International Finance Co., Note 6.125% due 10/06/2016	1,356,750
			6,925,300
		Netherlands—1.3%
1,800,000	USD	Shell International Finance 5.625% due 06/27/2011	1,847,309
3,750,000	USD	Siemens Finacieringsmat 5.500% due 02/16/2012†	3,805,762
1,055,000	USD	Unilever NV, Series E 5.125% due 12/20/2006	1,054,178
			6,707,249
		United Kingdom—1.1%
1,800,000	USD	Diageo Capital 5.125% due 01/30/2012	1,788,034

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Total Return Bond Fund  (Percentage of Net Assets)

Face Value	Currency		Market Value (Note 2)
CORPORATE BONDS—Continued
		United Kingdom—Continued
3,450,000	USD	Vodafone Group 5.500% due 06/15/2011	$3,477,289
			5,265,323
		Mexico—0.8%
3,428,813	USD	Monterrey Power 9.625% due 11/15/2009†	3,788,839
		Singapore—0.7%
3,650,000	USD	PSA International 5.750% due 06/29/2011†	3,739,655
		Russia—0.6%
2,700,000	USD	Norilsk Nickel 7.125% due 09/30/2009	2,775,033
		Iceland—0.4%
2,000,000	USD	Kaupthing Bank 5.750% due 10/04/2011†	2,001,330
TOTAL CORPORATE BONDS (Cost $101,036,731)			101,767,738
FOREIGN GOVERNMENT BONDS—8.9%
		Mexico—3.0%
140,000,000	MXN	Mexican Bonos 10.000% due 12/05/2024	15,310,833
		Australia—2.9%
		New South Wales Treasury
12,400,000	AUD	8.000% due 03/01/2008	9,799,256
6,400,000	AUD	5.500% due 08/01/2014	4,799,821
			14,599,077
		Israel—1.2%
5,961,000	USD	Israel Trust 0.000% due 11/15/2006	5,948,971
		Iceland—0.9%
305,000,000	ISK	Iceland Rikisbref 9.500% due 06/13/2008	4,451,093
		Turkey—0.6%
3,000,000	USD	Turkey Trust 0.000% due 11/15/2007	2,848,809

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Total Return Bond Fund  (Percentage of Net Assets)

Face Value	Currency		Market Value (Note 2)
FOREIGN GOVERNMENT BONDS—Continued
		France—0.2%
1,400,000	USD	Ccce-Principal Certificate 0.000% due 05/01/2009	$1,234,912
		Luxembourg—0.1%
510,000	USD	VTB Capital (Vneshtorgbank) 5.970% due 08/01/2008 (1)†	510,000
TOTAL FOREIGN GOVERNMENT BONDS (Cost $43,219,781)			44,903,695
REPURCHASE AGREEMENT—4.8%
		United States—4.8%
24,299,604	USD	Investors Bank & Trust Company Repurchase Agreement, dated 10/31/2006, due 11/01/2006, with a maturity value of $24,302,034 and an effective yield of 3.60%, collateralized by U.S. Government and Agency Obligations, with rates ranging from 4.041%-4.595%, maturities ranging from 07/01/2034-09/01/2034, and an aggregate market value of $25,514,585. (Cost $24,299,604)	24,299,604
TOTAL INVESTMENTS—128.9% (Cost $643,184,649)			648,171,732
OTHER ASSETS AND LIABILITIES (NET)—(28.9%)			(145,252,542)
TOTAL NET ASSETS—100.0%			$502,919,190

Portfolio Footnotes:

  (1)  Variable rate security.

  *  TBA - To Be Announced: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.

  †  Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

    Aggregate cost for federal income tax purposes was $643,592,687.

Glossary of Currencies

AUD   —  Australian Dollar

ISK   —  Icelandic Krona

MXN   —  Mexican Nuevo Peso

NZD   —  New Zealand Dollar

USD   —  United States Dollar

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

October 31, 2006

Julius Baer Total Return Bond Fund

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

	Contracts to Receive
Expiration Date	Local Currency		Value in USD	In Exchange for USD	Net Unrealized Appreciation (Depreciation)
01/17/2007	AUD	11,415,012	8,816,558	8,700,000	$116,558
01/23/2007	AUD	16,510,144	12,749,847	12,514,770	235,077
12/15/2006	CAD	5,037,075	4,501,365	4,500,000	1,365
12/15/2006	CAD	7,661,152	6,846,362	6,800,000	46,362
01/30/2007	COP	30,000,000,000	12,895,353	12,801,368	93,985
12/27/2006	EUR	18,600,000	23,807,584	23,902,820	(95,236)
11/08/2006	GBP	12,189,000	23,248,659	23,229,943	18,716
11/24/2006	GBP	6,310,000	12,037,003	12,016,133	20,870
01/16/2007	HUF	1,100,000,000	5,359,138	5,177,689	181,449
12/15/2006	JPY	1,029,610,200	8,840,375	8,900,000	(59,625)
12/15/2006	JPY	2,095,766,500	17,994,540	17,958,266	36,274
11/15/2006	NZD	7,246,100	4,847,917	4,750,000	97,917
12/15/2006	NZD	8,162,034	5,451,044	5,359,399	91,645
12/20/2006	PLN	30,000,000	9,900,977	9,689,609	211,368
12/07/2006	SEK	72,300,000	10,036,346	10,007,438	28,908
01/17/2007	SKK	280,000,000	9,853,006	9,569,705	283,301
12/29/2006	THB	139,500,000	3,801,176	3,777,417	23,759
01/03/2007	THB	139,500,000	3,801,090	3,778,952	22,138
11/13/2006	ZAR	55,800,000	7,551,635	8,225,236	(673,601)
11/30/2006	ZAR	74,400,000	10,054,173	10,012,516	41,657
Net unrealized appreciation on forward foreign exchange contracts to buy					$722,887

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

	Contracts to Deliver
Expiration Date	Local Currency		Value in USD	In Exchange for USD	Net Unrealized Appreciation (Depreciation)
01/17/2007	AUD	14,988,914	11,576,916	11,286,661	$(290,255)
12/15/2006	CAD	9,955,703	8,896,880	8,900,000	3,120
12/15/2006	CAD	2,699,160	2,412,095	2,400,000	(12,095)
11/08/2006	GBP	12,189,000	23,248,659	23,295,956	47,297
11/24/2006	GBP	6,310,000	12,037,003	11,941,170	(95,833)
12/15/2006	JPY	528,070,500	4,534,086	4,500,000	(34,086)
12/15/2006	JPY	2,616,440,850	22,465,122	22,350,000	(115,122)
11/15/2006	NZD	18,830,064	12,598,029	12,270,000	(328,029)
12/15/2006	NZD	10,600,000	7,079,248	6,886,996	(192,252)
12/20/2006	PLN	30,000,000	9,900,977	9,568,310	(332,667)
11/13/2006	ZAR	55,800,000	7,551,635	7,903,683	352,048
11/30/2006	ZAR	37,200,000	5,027,086	4,914,329	(112,757)
Net unrealized depreciation on forward foreign exchange contracts to sell					$(1,110,631)

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued)

October 31, 2006

Julius Baer Total Return Bond Fund

Glossary of Currencies

AUD  — Australian Dollar

CAD  — Canadian Dollar

COP  — Colombian Peso

EUR  — Euro

GBP  — British Pound Sterling

HUF  — Hungarian Forint

JPY  — Japanese Yen

NZD  — New Zealand Dollar

PLN  — Polish Zloty

SEK  — Swedish Krona

SKK  — Slovakia Koruna

THB  — Thai Baht

ZAR  — South African Rand

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)  October 31, 2006

Julius Baer Total Return Bond Fund  (Percentage of Net Assets)

At October 31, 2006, sector diversification of the Fund's non-cash equivalents investments were as follows:

	% of Net Assets	Market Value (Note 2)
INDUSTRY SECTOR
U.S. Government and Agency Obligations	61.5%	$309,186,528
Asset Backed Securities	33.4	168,014,167
Corporate Bonds	20.3	101,767,738
Foreign Government Bonds	8.9	44,903,695
Cash & Cash Equivalents	4.8	24,299,604
Total Investments	128.9	648,171,732
Other Assets and Liabilities (Net)	(28.9)	(145,252,642)
Net Assets	100.0%	$502,919,190

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS   October 31, 2006

Julius Baer Global High Income Fund
(Formerly Julius Baer Global High Yield Bond Fund)  (Percentage of Net Assets)

Face Value	Currency		Market Value (Note 2)
CORPORATE BONDS—79.0%
		United States—59.9%
1,070,000	USD	Airgas Inc 6.250% due 07/15/2014	$1,024,526
530,000	USD	Alliance Imaging 7.250% due 12/15/2012	498,200
810,000	USD	Alliant Techsystems 6.750% due 04/01/2016	805,950
1,205,000	USD	Allied Waste 7.250% due 03/15/2015	1,211,024
560,000	USD	Alpha Natural Resources 10.000% due 06/01/2012	604,800
800,000	USD	American Airlines Series 1999-1, Class B 7.324% due 10/15/2009	798,500
420,000	USD	Buffets Inc 12.500% due 11/01/2014†	424,200
580,000	USD	Callon Petroleum 9.750% due 12/08/2010	598,850
1,080,000	USD	Calpine Generating 10.773% due 04/01/2010 (2) (3)	1,142,100
150,000	USD	Carillon Ltd 15.390% due 01/08/2010 (2)†	151,425
460,000	USD	Case New Holland 6.000% due 06/01/2009	458,850
825,000	USD	Choctaw Resort Development Enterprise 7.250% due 11/15/2019†	825,000
1,090,000	USD	Church & Dwight 6.000% due 12/15/2012	1,047,762
1,050,000	USD	CMS Energy 8.500% due 04/15/2011	1,144,500
635,000	USD	Constellation Brands 7.250% due 09/01/2016	648,494

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Global High Income Fund
(Formerly Julius Baer Global High Yield Bond Fund)  (Percentage of Net Assets)

Face Value	Currency		Market Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued
495,000	USD	Cooper-Standard Automotive 8.375% due 12/15/2014	$367,537
950,000	USD	Crown Cork & Seal 7.500% due 12/15/2096	774,250
1,095,000	USD	Delta Air Lines 7.111% due 09/18/2011	1,098,422
300,000	USD	Dex Media 8.000% due 11/15/2013	304,875
338,000	USD	Dex Media West 9.875% due 08/15/2013	368,843
1,121,000	USD	Dresser-Rand Group 7.375% due 11/01/2014	1,113,994
1,020,000	USD	Edison Mission Energy 7.500% due 06/15/2013†	1,053,150
400,000	USD	El Paso Performance-Linked 7.750% due 07/15/2011†	416,000
500,000	USD	Encore Medical Finance 11.750% due 11/15/2014†	502,500
750,000	USD	Ethyl Corp 8.875% due 05/01/2010	783,750
145,000	USD	Eurus Ltd 11.750% due 04/08/2009 (2)†	143,982
445,000	USD	Festival Fun Parks 10.875% due 04/15/2014†	439,438
400,000	USD	Fisher Scientific International 6.750% due 08/15/2014	409,500
1,300,000	USD	Ford Motor 7.125% due 11/15/2025	975,000
500,000	USD	Ford Motor Credit 7.375% due 02/01/2011	478,166

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Global High Income Fund
(Formerly Julius Baer Global High Yield Bond Fund)  (Percentage of Net Assets)

Face Value	Currency		Market Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued
980,000	USD	Foundation PA Coal 7.250% due 08/01/2014	$977,550
650,000	USD	General Motors 8.375% due 07/15/2033	581,750
425,000	USD	Hertz Corp 10.500% due 01/01/2016†	468,563
1,100,000	USD	Hexcel Corp 6.750% due 02/01/2015	1,072,500
645,000	USD	IASIS Healthcare Capital 8.750% due 06/15/2014	626,456
985,000	USD	Intcomex Inc 11.750% due 01/15/2011†	980,075
1,000,000	USD	JBS SA 10.500% due 08/04/2016†	1,044,500
1,025,000	USD	KI Holdings, Multi-Coupon 0.000% due 11/15/2014 (2)	784,125
960,000	USD	Level 3 Financing 10.750% due 10/15/2011	1,024,800
735,000	USD	Lyondell Chemical 8.250% due 09/15/2016	760,725
855,000	USD	Mohegan Tribal Gaming Authority 6.125% due 02/15/2013	851,794
900,000	USD	MSW Energy Holdings 7.375% due 09/01/2010	918,000
300,000	USD	8.500% due 09/01/2010	312,000
			1,230,000
500,000	USD	Neff Rental/Neff Finance 11.250% due 06/15/2012†	543,750
1,005,000	USD	NRG Energy 7.375% due 02/01/2016	1,018,819

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Global High Income Fund
(Formerly Julius Baer Global High Yield Bond Fund)  (Percentage of Net Assets)

Face Value	Currency		Market Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued
945,000	USD	OM Group 9.250% due 12/15/2011	$989,888
1,060,000	USD	Pinnacle Foods Holding 8.250% due 12/01/2013	1,067,950
250,000	USD	Qwest Communications International 7.500% due 02/15/2014	256,250
500,000	USD	Qwest Corp 7.875% due 09/01/2011	531,875
545,000	USD	Range Resources 6.375% due 03/15/2015	525,925
650,000	USD	RH Donnelley 6.875% due 01/15/2013	615,063
325,000	USD	6.875% due 01/15/2013	307,531
			922,594
750,000	USD	Rural/Metro Holding, Step Note 0.000% due 03/15/2016 (2)	570,000
1,085,000	USD	Serena Software 10.375% due 03/15/2016	1,158,238
900,000	USD	Service Corp International 7.000% due 06/15/2017 (2)†	873,000
600,000	USD	Stanadyne Corp 10.000% due 08/15/2014	615,000
750,000	USD	Sunguard Data Systems 10.250% due 08/15/2015	789,375
840,000	USD	Terex Corp 7.375% due 01/15/2014	856,800
1,370,000	USD	UGS Corp 10.000% due 06/01/2012	1,486,450
670,000	USD	Verso Paper Holdings 9.125% due 08/01/2014†	683,400

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Global High Income Fund
(Formerly Julius Baer Global High Yield Bond Fund)  (Percentage of Net Assets)

Face Value	Currency		Market Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued
1,000,000	USD	VWR International 8.000% due 04/15/2014	$1,032,500
1,000,000	USD	WCA Waste 9.250% due 06/15/2014†	1,040,000
500,000	USD	Wesco Distribution 7.500% due 10/15/2017	507,500
633,000	USD	Witco Corp 6.875% due 02/01/2026	563,370
1,495,000	USD	Wynn Las Vegas 6.625% due 12/01/2014	1,472,575
			48,521,685
		Canada—3.9%
500,000	USD	Gerdau Ameristeel 10.375% due 07/15/2011	542,500
670,000	CAD	Rogers Wireless 7.625% due 12/15/2011	658,704
1,000,000	CAD	Shaw Communications 7.500% due 11/20/2013	968,771
970,000	USD	Utilicorp Canada Finance 7.750% due 06/15/2011	1,029,188
			3,199,163
		Brazil—2.4%
350,000	USD	Cia Energetica de Sao Paulo 9.250% due 08/11/2013†	372,750
350,000	USD	CSN Islands VIII, Multi-coupon 10.500% due 01/15/2015	407,312
1,000,000	USD	Petrobras International 8.375% due 12/10/2018	1,177,500
			1,957,562

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Global High Income Fund
(Formerly Julius Baer Global High Yield Bond Fund)  (Percentage of Net Assets)

Face Value	Currency		Market Value (Note 2)
CORPORATE BONDS—Continued
		Russia—1.9%
350,000	USD	ALROSA Finance 8.875% due 11/17/2014	$402,150
560,000	USD	Norilsk Nickel 7.125% due 09/30/2009	575,562
520,000	USD	TNK-BP Finance 7.500% due 07/18/2016†	544,993
			1,522,705
		Belgium—1.7%
1,546,000	USD	Telenet Group Holding, Step Note 0.000% due 06/15/2014 (2)†	1,397,197
		Norway—1.6%
600,000	USD	Ocean RIG 9.481% due 04/04/2011 (2)	598,500
700,000	USD	Thule Drilling 12.000% due 09/28/2009†	703,937
			1,302,437
		United Kingdom—1.5%
280,000	EUR	Ineos Group Holdings 7.875% due 02/15/2016 †	343,530
635,000	EUR	Ono Finance 10.500% due 05/15/2014	883,426
			1,226,956
		Supra National—1.4%
1,800,000	NZD	European Investment Bank 6.000% due 07/15/2009	1,170,293
		Netherlands—1.1%
300,000	EUR	Bulgaria Steel Finance 12.000% due 05/04/2013	399,496
470,000	USD	GT 2005 Bonds BV 10.250% due 07/21/2010	457,662
			857,158

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Global High Income Fund
(Formerly Julius Baer Global High Yield Bond Fund)  (Percentage of Net Assets)

Face Value	Currency		Market Value (Note 2)
CORPORATE BONDS—Continued
		Kazakhstan—0.8%
500,000	USD	Kazkommerts International BV 8.000% due 11/03/2015†	$516,875
100,000	USD	8.000% due 11/03/2015	103,330
			620,205
		Denmark—0.7%
400,000	EUR	Nordic Telephone 8.250% due 05/01/2016†	559,041
		France—0.7%
400,000	EUR	Europcar Groupe 8.125% due 05/15/2014†	546,278
		Ireland—0.5%
350,000	EUR	JSG Funding 7.750% due 04/01/2015	438,905
		Germany—0.5%
320,000	EUR	TUI AG 5.125% due 12/10/2012	397,200
		Mexico—0.4%
350,000	USD	Corp Durango Series B, Step Note 8.500% due 12/31/2012 (2)	336,875
TOTAL CORPORATE BONDS (Cost $62,647,746)			64,053,660
FOREIGN GOVERNMENT BONDS—7.5%
		Brazil—1.5%
2,750,000	BRL	Brazil Notasdo Tesouro Nacional Series F 10.000% due 01/01/2010	1,177,367
		Mexico—1.3%
10,000,000	MXN	Mexican Bonos 10.000% due 12/05/2024	1,093,631
		Iceland—1.2%
67,000,000	ISK	Iceland Rikisbref 9.500% due 06/13/2008	977,781

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Global High Income Fund
(Formerly Julius Baer Global High Yield Bond Fund)  (Percentage of Net Assets)

Face Value	Currency		Market Value (Note 2)
FOREIGN GOVERNMENT BONDS—Continued
		Colombia—1.1%
2,000,000,000	COP	Republic of Columbia 11.750% due 03/01/2010	$929,777
		Hungary—0.9%
550,000	EUR	Invitel Holdings 11.753% due 04/15/2013 (2)†	723,052
		Vietnam—0.8%
580,000	USD	Socialist Republic of Vietnam 6.875% due 01/15/2016†	609,000
		United States—0.5%
145,000	USD	Helix 04 Ltd 10.899% due 06/30/2009 (2)†	142,606
250,000	USD	Redwood Capital VII 10.620% due 01/09/2008 (2)†	247,910
			390,516
		Ireland—0.2%
150,000	EUR	BCM Ireland Finance 8.215% due 08/15/2016 (2)†	200,068
TOTAL FOREIGN GOVERNMENT BONDS (Cost $5,794,386)			6,101,192
BANK NOTES—1.2%
		United States—1.2%
2,500		Sensata Technologies 7.100% due 12/29/2006	2,489
10,526		7.117% due 12/29/2006	10,475
984,474		7.130% due 01/29/2007	979,704
			992,668
TOTAL BANK NOTES (Cost $993,781)			992,668
CONVERTIBLE DEBT—0.5%
		United States—0.5%
655,000	USD	Northwest Airlines Note Convertible 6.625% due 05/15/2023 (Cost $347,194) (3)	410,194

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Global High Income Fund
(Formerly Julius Baer Global High Yield Bond Fund)  (Percentage of Net Assets)

Face Value	Currency			Market Value (Note 2)
COMMON STOCKS—0.3%
			Bulgaria—0.3%
540,000		BGN	Bulgaria Registered Compensation Vouchers (Cost $250,371)* (1)	$217,107
INVESTMENT FUNDS—0.3%
			Canada—0.3%
36,900	CAD		Osprey Media Income Fund (Cost $227,417)	209,126
REPURCHASE AGREEMENT—1.8%
			United States—1.8%
1,420,446	USD		Investors Bank & Trust Company Repurchase Agreement, dated 10/31/2006, due 11/01/2006, with a maturity value of $1,420,588 and an effective yield of 3.60%, collateralized by a U.S. Government and Agent Obligation, with a rate of 8.125%, a maturity of 09/25/2026, and an aggregate market value of $1,491,469. (Cost $1,420,446)	1,420,446
COMMERCIAL PAPER—6.8%
			United States—6.8%
1,000,000	USD		ConocoPhillips Co 5.300% due 11/03/2006†	999,705
1,000,000	USD		Danske Corp 5.260% due 12/28/2006	991,672
1,000,000	USD		EI Dupont 5.210% due 11/03/2006	999,711
1,500,000	USD		McCormick & Co 5.050% due 11/15/2006†	1,497,055
1,000,000	USD		United Parcel Service 4.960% due 11/15/2006	998,071
				5,486,214
TOTAL COMMERCIAL PAPER (Cost $5,486,214)				5,486,214
TOTAL INVESTMENTS—97.4% (Cost $77,167,555)				78,890,607
OTHER ASSETS AND LIABILITIES (NET)—2.6%				2,138,588
TOTAL NET ASSETS—100.0%				$81,029,195

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer Global High Income Fund
(Formerly Julius Baer Global High Yield Bond Fund)  (Percentage of Net Assets)

Portfolio Footnotes:

  (1)  Illiquid security

  (2)  Variable rate security.

  (3)  Defaulted Security.

  *   Non-income producing security.

  †   Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

    Aggregate cost for federal income tax purposes was $77,181,544.

Glossary of Currencies

BGN  — Bulgarian Lev

BRL  — Brazilian Real

CAD  — Canadian Dollar

COP  — Colombian Peso

EUR  — Euro

ISK  — Icelandic Krona

MXN  — Mexican Nuevo Peso

NZD  — New Zealand Dollar

USD  — United States Dollar

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

October 31, 2006

Julius Baer Global High Income Fund
(Formerly Julius Baer Global High Yield Bond Fund)

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

	Contracts to Receive
Expiration Date	Local Currency		Value in USD	In Exchange for USD	Net Unrealized Appreciation (Depreciation)
11/15/2006	AUD	1,307,908	1,011,801	1,000,000	$11,801
11/15/2006	CAD	283,000	252,680	253,312	(632)
11/15/2006	EUR	962,884	1,229,838	1,214,251	15,587
07/30/2007	IDR	5,691,000,000	604,670	600,000	4,670
09/18/2007	IDR	4,755,000,000	502,319	500,000	2,319
11/15/2006	JPY	206,300,800	1,764,064	1,779,447	(15,383)
11/15/2006	NZD	1,462,000	978,134	962,084	16,050
Net unrealized appreciation on forward foreign exchange contracts to buy					$34,412

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

	Contracts to Deliver
Expiration Date	Local Currency		Value in USD	In Exchange for USD	Net Unrealized Appreciation (Depreciation)
11/15/2006	AUD	1,307,908	1,011,800	971,874	$(39,926)
11/15/2006	CAD	2,050,000	1,830,369	1,838,202	7,833
11/15/2006	EUR	3,516,500	4,491,428	4,475,290	(16,138)
11/15/2006	NZD	1,462,000	978,134	944,057	(34,077)
Net unrealized depreciation on forward foreign exchange contracts to sell					$(82,308)

Glossary of Currencies

AUD  — Australian Dollar

CAD  — Canadian Dollar

EUR  — Euro

IDR  — Indonesian Rupiah

JPY  — Japanese Yen

NZD  — New Zealand Dollar

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector  October 31, 2006

Julius Baer Global High Income Fund
(Formerly Julius Baer Global High Yield Bond Fund)  (Percentage of Net Assets)

At October 31, 2006, sector diversification of the Fund's investments were as follows:

	% of Net Assets	Market Value (Note 2)
INDUSTRY SECTOR
Corporate Bonds	79.0%	$64,053,660
Foreign Government Bonds	7.5	6,101,191
Bank Notes	1.2	992,668
Convertible Debt	0.5	410,194
Common Stock	0.3	217,107
Investment Funds	0.3	209,126
Cash & Cash Equivalents	8.6	6,906,660	*
Total Investments	97.4	78,890,606
Other Assets and Liabilities (Net)	2.6	2,138,589	*
Net Assets	100.0%	$81,029,195

*  Cash and Cash Equivalents and Other Assets and Liabilities (Net) includes $56,136 in market value for swaps, which is 0.1% of net assets.

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS  October 31, 2006

Julius Baer U.S. Microcap Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—99.6%
	Health Care Equipment & Services—15.4%
8,430	Cholestech Corp*	$130,412
4,940	Cutera Inc*	140,741
4,870	Gentiva Health Services*	90,339
2,170	ICU Medical*	91,683
4,640	Intralase Corp*	91,222
2,020	Matria Healthcare*	56,964
3,100	Providence Service*	85,219
4,080	SonoSite Inc*	116,280
3,000	Viasys Healthcare*	85,950
		888,810
	Banks—11.0%
3,500	Bank of the Ozarks	109,655
3,930	Seacoast Banking Corp of Florida	104,341
7,820	Southern Community Financial	77,965
3,400	Sussex Bancorp	51,340
4,740	TIB Financial	83,993
4,620	Vineyard National Bancorp	100,901
5,110	Virginia Commerce Bancorp*	104,040
		632,235
	Semiconductors & Semiconductor Equipment—9.9%
3,230	ATMI Inc*	102,359
17,950	MoSys Inc*	136,061
9,460	Photronics Inc*	132,345
3,620	Standard Microsystems*	111,605
6,210	Ultratech Inc*	88,741
		571,111
	Technology Hardware & Equipment—9.7%
15,850	CalAmp Corp*	105,403
11,390	Ixia*	104,219
6,750	Measurement Specialties*	147,623
6,750	Methode Electronics	74,723
1,520	Novatel Inc*	56,711
3,580	Optium Corp*	72,495
		561,174

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer U.S. Microcap Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Consumer Durables & Apparel—7.4%
9,790	K2 Inc*	$133,731
3,160	K-Swiss Inc-Class A	111,611
4,440	Movado Group	114,330
4,010	WCI Communities*	64,641
		424,313
	Capital Goods—7.1%
4,310	Badger Meter	108,741
6,450	Essex Corp*	126,936
1,610	Heico Corp	58,411
2,260	Trex Company*	59,709
1,190	Triumph Group	57,298
		411,095
	Consumer Services—6.3%
3,210	Buffalo Wild Wings*	165,957
2,310	PF Chang's China Bistro*	96,604
2,080	Red Robin Gourmet Burgers*	100,339
		362,900
	Software & Services—6.2%
11,310	24/7 Real Media*	111,969
1,740	Cass Information Systems	65,093
5,510	Commvault Systems*	98,464
3,090	Heartland Payment Systems	82,565
		358,091
	Energy—5.4%
4,460	Bronco Drilling*	75,998
5,100	Carrizo Oil & Gas*	145,656
15,480	Newpark Resources*	91,022
		312,676
	Real Estate—3.8%
7,830	Education Realty Trust	121,130
5,290	Windrose Medical Properties Trust	98,711
		219,841

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer U.S. Microcap Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Insurance—3.0%
12,650	CRM Holdings*	$112,332
3,080	First Mercury Financial*	63,756
		176,088
	Diversified Financials—2.6%
1,220	Epoch Holding*	8,845
3,910	Evercore Partners Inc-Class A*	143,419
		152,264
	Transportation—2.4%
4,700	Macquarie Infrastructure	140,201
	Materials—2.3%
5,670	Schweitzer-Mauduit International	130,750
	Household & Personal Products—2.2%
3,760	WD-40 Co	127,802
	Food & Staples Retailing—1.8%
5,650	Wild Oats Markets*	101,587
	Food, Beverage & Tobacco—1.7%
2,470	Green Mountain Coffee Roasters*	97,738
	Commercial Services and Supplies—1.4%
4,430	Schawk Inc	83,506
	TOTAL COMMON STOCKS (Cost $5,118,063)	5,752,182

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer U.S. Microcap Fund  (Percentage of Net Assets)

Face Value	Currency	Description	Market Value (Note 2)
REPURCHASE AGREEMENT—1.7%
		Financial Services—1.7%
96,592	USD	Investors Bank & Trust Company Repurchase Agreement, dated 10/31/2006, due 11/01/2006, with a maturity value of $96,602 and an effective yield of 3.60%, collateralized by a U.S. Government and Agent Obligation, with a rate of 6.875%, a maturity of 11/25/2019 and an aggregate market value of $101,422. (Cost $96,592)	$96,592
		TOTAL INVESTMENTS—101.3% (Cost $5,214,655)	5,848,774
		OTHER ASSETS AND LIABILITIES (Net)—(1.3%)	(77,025)
		TOTAL NET ASSETS—100.0%	$5,771,749

Notes to the Portfolio of Investments:

  *  Non-income producing security.

    Aggregate cost for federal income tax purposes was $5,212,516.

Glossary of Currencies

  USD  — United States Dollar

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector  October 31, 2006

Julius Baer U.S. Microcap Fund  (Percentage of Net Assets)

At October 31, 2006, sector diversification of the Fund's non-cash equivalents investments were as follows:

	% of Net Assets	Market Value (Note 2)
INDUSTRY SECTOR
Information Technology	25.8%	$1,490,374
Financials	20.4	1,180,429
Healthcare	15.4	888,809
Consumer Discretionary	13.6	787,214
Industrials	11.0	634,802
Consumer Staples	5.7	327,127
Energy	5.4	312,677
Materials	2.3	130,750
Cash & Cash Equivalents	1.7	96,592
Total Investments	101.3	5,848,774
Other Assets and Liabilities (Net)	(1.3)	(77,025)
Net Assets	100.0%	$5,771,749

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS  October 31, 2006

Julius Baer U.S. Smallcap Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—100.5%
	Banks—12.2%
4,430	Boston Private Financial Holdings	$122,445
2,870	Fidelity Bankshares	113,882
3,100	PrivateBancorp Inc	127,317
3,380	Signature Bank*	102,515
6,210	UCBH Holdings	106,439
2,250	Wintrust Financial	108,585
		681,183
	Health Care Equipment & Services—10.9%
4,160	Angiodynamics Inc*	90,064
2,790	ArthroCare Corp*	112,744
1,890	Healthways Inc*	80,041
1,140	Hologic Inc*	54,891
2,330	MWI Veterinary Supply*	78,078
2,150	Palomar Medical Technologies*	101,243
2,730	Psychiatric Solutions*	90,636
		607,697
	Semiconductors & Semiconductor Equipment—8.7%
9,720	Micrel Inc*	108,475
18,660	MoSys Inc*	141,443
8,490	Photronics Inc*	118,775
9,090	Semtech Corp*	118,443
		487,136
	Software & Services—8.7%
4,440	Commvault Systems*	79,343
2,320	Factset Research Systems	118,088
2,560	Hyperion Solutions*	95,744
2,730	Kronos Inc*	92,547
3,270	THQ Inc*	98,329
		484,051
	Technology Hardware & Equipment—8.7%
3,510	Benchmark Electronics*	93,191
3,830	Ciena Corp*	90,043
5,250	Global Imaging Systems*	114,293
1,620	Itron Inc*	88,193
2,060	Optium Corp*	41,715

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer U.S. Smallcap Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Technology Hardware & Equipment—Continued
2,660	Plantronics Inc	$56,153
		483,588
	Capital Goods—8.0%
2,580	Baldor Electric	82,766
2,440	Gardner Denver*	82,936
5,020	Hexcel Corp*	81,274
2,080	Toro Co	89,773
3,000	Watts Water Technologies-Class A	111,660
		448,409
	Real Estate—7.4%
2,530	CBL & Associates Properties REIT	110,637
1,700	Maguire Properties REIT	72,692
1,730	Sovran Self Storage REIT	102,035
6,850	Windrose Medical Properties Trust REIT	127,821
		413,185
	Consumer Services—6.1%
1,710	Chipoltle Mexican Grill-Class A*	102,429
2,900	Orient-Express Hotels	114,405
4,460	The Cheesecake Factory*	125,995
		342,829
	Energy—5.1%
3,140	Alon USA Energy	88,140
3,920	Carrizo Oil & Gas*	111,955
7,110	Warren Resources*	83,827
		283,922
	Diversified Financials—4.6%
4,260	Calamos Asset Management-Class A	124,477
2,540	International Securities Exchange	130,429
		254,906
	Consumer Durables & Apparel—4.4%
3,510	Jarden Corp*	126,290
2,580	Phillips-Van Heusen	118,061
		244,351

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer U.S. Smallcap Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Media—3.8%
2,700	Catalina Marketing	$68,445
3,500	Morningstar Inc*	143,220
		211,665
	Materials—3.5%
2,060	Cleveland-Cliffs Inc	87,117
1,790	RTI International Metals*	109,763
		196,880
	Food & Staples Retailing—2.0%
3,270	United Natural Foods*	114,123
	Pharmaceuticals, Biotechnology & Life Sciences—1.8%
2,490	Ventana Medical Systems*	100,571
	Retailing—1.8%
1,760	Guess? Inc*	100,232
	Commercial Services and Supplies—1.7%
2,540	Brady Corp-Class A	93,980
	Food, Beverage & Tobacco—1.1%
1,710	Corn Products International	61,885
	TOTAL COMMON STOCKS (Cost $5,149,160)	5,610,593

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer U.S. Smallcap Fund  (Percentage of Net Assets)

Face Value	Currency	Description	Market Value (Note 2)
REPURCHASE AGREEMENT—0.9%
		Financial Services—0.9%
52,507	USD	Investors Bank & Trust Company Repurchase Agreement, dated 10/31/2006, due 11/01/2006, with a maturity value of $52,512 and an effective yield of 3.60%, collateralized by a U.S. Government and Agent Obligation, with a rate of 7.875%, a maturity of 03/25/2029 and an aggregate market value of $55,132. (Cost $52,507)	$52,507
		TOTAL INVESTMENTS—101.4% (Cost $5,201,667)	5,663,100
		OTHER ASSETS AND LIABILITIES (Net)—(1.4%)	(78,317)
		TOTAL NET ASSETS—100.0%	$5,584,783

Notes to the Portfolio of Investments:

  REIT  Real Estate Investment Trust

  *  Non-income producing security.

    Aggregate cost for federal income tax purposes was $5,199,620.

Glossary of Currencies

  USD  — United States Dollar

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector  October 31, 2006

Julius Baer U.S. Smallcap Fund  (Percentage of Net Assets)

At October 31, 2006, sector diversification of the Fund's non-cash equivalents investments were as follows:

	% of Net Assets	Market Value (Note 2)
INDUSTRY SECTOR
Financials	24.2%	$1,349,276
Industrials	9.7	542,389
Consumer Discretionary	16.1	899,077
Healthcare	12.7	708,269
Consumer Staples	3.2	176,007
Information Technology	26.0	1,454,773
Energy	5.1	283,922
Materials	3.5	196,880
Cash & Cash Equivalents	0.9	52,507
Total Investments	101.4	5,663,100
Other Assets and Liabilities (Net)	(1.4)	(78,317)
Net Assets	100.0%	$5,584,783

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS  October 31, 2006

Julius Baer U.S. Midcap Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—99.1%
	Diversified Financials—11.3%
4,860	E*Trade Financial*	$113,141
1,290	IntercontinentalExchange Inc*	108,902
1,420	Legg Mason	127,828
1,980	Moody's Corp	131,274
3,180	Nuveen Investments-Class A	156,774
		637,919
	Technology Hardware & Equipment—10.0%
4,230	Ciena Corp*	99,447
7,879	Juniper Networks*	135,676
3,550	National Instruments	110,689
3,080	NCR Corp*	127,882
2,570	Network Appliance*	93,805
		567,499
	Health Care Equipment & Services—9.8%
1,460	CR Bard	119,662
1,770	Express Scripts*	112,784
2,100	Henry Schein*	104,349
1,010	Intuitive Surgical*	100,172
1,680	Laboratory Corp of America*	115,063
		552,030
	Retailing—6.6%
4,860	Chico's FAS*	116,300
2,700	Nordstrom Inc	127,845
7,510	Urban Outfitters*	131,425
		375,570
	Consumer Services—6.6%
2,060	Station Casinos	124,218
4,920	The Cheesecake Factory*	138,990
2,500	Weight Watchers International	109,000
		372,208
	Energy—6.4%
2,150	BJ Services	64,844
2,060	Helix Energy Solutions Group*	66,538
1,450	Noble Corp	101,645

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer U.S. Midcap Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Energy—Continued
2,360	Ultra Petroleum*	$125,953
		358,980
	Banks—5.9%
1,530	City National	101,837
7,840	Hudson City Bancorp	107,643
5,270	The Colonial BancGroup	125,637
		335,117
	Software & Services—5.6%
6,550	Activision Inc*	101,001
2,820	Fair Isaac	103,297
2,540	Iron Mountain*	110,160
		314,458
	Capital Goods—5.3%
1,730	Oshkosh Truck	78,213
2,370	Terex Corp*	122,671
2,060	USG Corp*	100,714
		301,598
	Consumer Durables & Apparel—5.0%
3,800	Coach Inc*	150,632
1,830	Polo Ralph Lauren	129,930
		280,562
	Commercial Services and Supplies—4.3%
3,190	Cintas Corp	132,066
1,600	Stericycle Inc*	113,136
		245,202
	Pharmaceuticals & Biotechnology—3.9%
870	Allergan Inc	100,485
2,280	Celgene Corp*	121,843
		222,328
	Semiconductors & Semiconductor Equipment—3.5%
1,920	KLA Tencor	94,406

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer U.S. Midcap Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Semiconductors & Semiconductor Equipment—Continued
3,330	Linear Technology	$103,630
		198,036
	Telecommunication Services—2.5%
2,130	NII Holdings-Class B*	138,514
	Food & Staples Retailing—2.2%
1,910	Whole Foods Market	121,934
	Household & Personal Products—2.1%
2,370	Alberto-Culver Co*	120,420
	Real Estate—2.0%
1,080	Boston Properties	115,376
	Utilities—2.0%
4,640	Aqua America	112,520
	Insurance—1.5%
4,190	Conseco Inc*	85,225
	Food, Beverage & Tobacco—1.5%
4,130	Coca-Cola Enterprises	82,724
	Materials—1.1%
2,320	Commercial Metals	61,735
	TOTAL COMMON STOCKS (Cost $5,089,212)	5,599,955

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer U.S. Midcap Fund  (Percentage of Net Assets)

Face Value	Currency	Description	Market Value (Note 2)
REPURCHASE AGREEMENT—3.1%
		Financial Services—3.1%
177,373	USD	Investors Bank & Trust Company Repurchase Agreement, dated 10/31/2006, due 11/01/2006, with a maturity value of $177,391 and an effective yield of 3.60%, collateralized by a U.S. Government and Agent Obligation, with a rate of 9.125%, a maturity of 02/25/2010 and an aggregate market value of $186,241. (Cost $177,373)	$177,373
		TOTAL INVESTMENTS—102.2% (Cost $5,266,585)	5,777,328
		OTHER ASSETS AND LIABILITIES (Net)—(2.2%)	(125,267)
		TOTAL NET ASSETS—100.0%	$5,652,061

Notes to the Portfolio of Investments:

  *  Non-income producing security.

    Aggregate cost for federal income tax purposes was $5,266,403.

Glossary of Currencies

  USD  — United States Dollar

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector  October 31, 2006

Julius Baer U.S. Midcap Fund  (Percentage of Net Assets)

At October 31, 2006, sector diversification of the Fund's non-cash equivalents investments were as follows:

	% of Net Assets	Market Value (Note 2)
INDUSTRY SECTOR
Financials	20.8%	$1,173,637
Information Technology	19.1	1,079,993
Consumer Discretionary	18.2	1,028,340
Healthcare	13.7	774,358
Industrials	7.9	446,086
Energy	6.3	358,980
Consumer Staples	5.8	325,078
Materials	2.9	162,449
Telecommunications	2.4	138,514
Utilities	2.0	112,520
Cash & Cash Equivalents	3.1	177,373
Total Investments	102.2	5,777,328
Other Assets and Liabilities (Net)	(2.2)	(125,267)
Net Assets	100.0%	$5,652,061

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS  October 31, 2006

Julius Baer U.S. Multicap Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—100.2%
	Diversified Financials—16.4%
1,990	Bank of America	$107,202
4,840	E*Trade Financial*	112,675
910	IntercontinentalExchange Inc*	76,822
2,300	JPMorgan Chase	109,112
1,350	Legg Mason	121,527
1,730	Moody's Corp	114,699
1,480	Morgan Stanley	113,116
3,140	Nuveen Investments-Class A	154,802
		909,955
	Health Care Equipment & Services—11.8%
2,560	Aetna Inc	105,523
2,760	ArthroCare Corp*	111,532
1,460	CR Bard	119,662
2,100	Henry Schein*	104,349
1,570	Laboratory Corp of America*	107,529
2,060	Medco Health Solutions*	110,210
		658,805
	Technology Hardware & Equipment—7.9%
1,650	Apple Computer*	133,782
2,870	Hewlett-Packard	111,184
5,881	Juniper Networks*	101,271
2,600	Network Appliance*	94,900
		441,137
	Capital Goods—7.9%
950	Boeing Co	75,867
4,350	General Electric	152,729
1,160	Lockheed Martin	100,839
1,670	United Technologies	109,752
		439,187
	Energy—7.6%
2,160	BJ Services	65,146
3,650	Carrizo Oil & Gas*	104,244
1,960	Exxon Mobil	139,983
2,070	Ultra Petroleum*	110,476
		419,849

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer U.S. Multicap Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Software & Services—5.7%
6,360	Activision Inc*	$98,071
260	Google Inc-Class A*	123,861
4,900	Symantec Corp*	97,216
		319,148
	Insurance—5.3%
4,120	Conseco Inc*	83,801
2,970	Genworth Financial-Class A	99,317
2,010	RenaissanceRe Holdings	109,344
		292,462
	Semiconductors & Semiconductor Equipment—5.1%
5,100	Intel Corp	108,834
1,920	KLA Tencor	94,406
2,500	Linear Technology	77,800
		281,040
	Pharmaceuticals & Biotechnology—4.8%
2,210	Celgene Corp*	118,102
1,170	Genentech Inc*	97,461
1,870	Pfizer Inc	49,836
		265,399
	Consumer Services—4.2%
4,370	The Cheesecake Factory*	123,453
2,500	Weight Watchers International	109,000
		232,453
	Retailing—3.7%
2,160	Nordstrom Inc	102,276
6,020	Urban Outfitters*	105,350
		207,626
	Banks—3.4%
5,530	The Colonial BancGroup	131,835
1,010	Wachovia Corp	56,055
		187,890

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer U.S. Multicap Fund  (Percentage of Net Assets)

Share Amount	Description	Market Value (Note 2)
COMMON STOCKS—Continued
	Telecommunication Services—2.5%
2,110	NII Holdings-Class B*	$137,213
	Household & Personal Products—2.3%
2,010	Procter & Gamble	127,414
	Food, Beverage & Tobacco—2.3%
1,990	Pepsico Inc	126,246
	Consumer Durables & Apparel—2.2%
3,130	Coach Inc*	124,073
	Food & Staples Retailing—2.0%
1,750	Whole Foods Market	111,720
	Media—1.8%
1,000	Omnicom Group	101,450
	Utilities—1.7%
3,950	Aqua America	95,788
	Commercial Services and Supplies—1.6%
2,130	Cintas Corp	88,182
	TOTAL COMMON STOCKS (Cost $5,037,984)	5,567,037

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)  October 31, 2006

Julius Baer U.S. Multicap Fund  (Percentage of Net Assets)

Face Value	Currency	Description	Market Value (Note 2)
REPURCHASE AGREEMENT—1.4%
		Financial Services—1.4%
81,148	USD	Investors Bank & Trust Company Repurchase Agreement, dated 10/31/2006, due 11/01/2006, with a maturity value of $81,157 and an effective yield of 3.60%, collateralized by a U.S. Government and Agent Obligation, with a rate of 5.50%, a maturity of 09/20/2031 and an aggregate market value of $85,206. (Cost $81,148)	$81,148
		TOTAL INVESTMENTS—101.6% (Cost $5,119,132)	5,648,185
		OTHER ASSETS AND LIABILITIES (Net)—(1.6%)	(90,528)
		TOTAL NET ASSETS—100.0%	$5,557,657

Notes to the Portfolio of Investments:

  *  Non-income producing security.

    Aggregate cost for federal income tax purposes was $5,119,132.

Glossary of Currencies

  USD  — United States Dollar

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector  October 31, 2006

Julius Baer U.S. Multicap Fund  (Percentage of Net Assets)

At October 31, 2006, sector diversification of the Fund's non-cash equivalents investments were as follows:

	% of Net Assets	Market Value (Note 2)
INDUSTRY SECTOR
Financials	25.0%	$1,390,308
Information Technology	18.7	1,041,326
Healthcare	16.6	924,204
Consumer Discretionary	12.0	665,602
Industrials	9.5	527,369
Energy	7.5	419,848
Consumer Staples	6.6	365,379
Telecommunications	2.5	137,213
Utilities	1.7	95,788
Cash & Cash Equivalents	1.5	81,148
Total Investments	101.6	5,648,185
Other Assets and Liabilities (Net)	(1.6)	(90,528)
Net Assets	100.0%	$5,557,657

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2006

	Julius Baer Global Equity	Julius Baer International Equity
ASSETS:
Investments in securities, at market value including market value of securities on loan $4,636,490 and $1,283,495,918 respectively (Cost $58,154,939 and $15,328,186,533 respectively)	$61,649,520	$20,465,248,175
Foreign currency, at market value (Cost $1,624,625 and $727,755,875 respectively)	1,631,956	719,572,043
Receivables:
Investments sold	5,949,678	713,682,576
Fund shares sold	17,860	23,744,203
Interest and dividends	66,536	23,621,578
Tax reclaim	17,876	1,790,682
Miscellaneous	—	29,062
Unrealized appreciation on open swap contracts	—	53,870,686
Unrealized appreciation on forward foreign exchange contracts	4,307	7,740,894
Prepaid expense	53,266	166,335
Total Assets	69,390,999	22,009,466,234
LIABILITIES:
Payables:
Investments purchased	4,989,999	445,615,645
Fund shares repurchased	17,832	7,058,548
Daily variation margin on open financial futures contracts	1,612	617,306
Collateral for securities loaned (Note 10)	4,768,583	1,358,143,493
Investment advisory fee (Note 3)	55,740	15,065,720
Unrealized depreciation on forward foreign exchange contracts	22,940	10,486,779
Accrued expenses and other payables	84,060	2,366,537
Total Liabilities	9,940,766	1,839,354,028
NET ASSETS	$59,450,233	$20,170,112,206
NET ASSETS Consist of:
Par value	$1,550	$462,946
Paid in capital in excess of par value	179,597,952	13,008,447,833
Undistributed net investment income	(60,212)	51,753,799
Accumulated net realized gain (loss) on investments sold, financial futures contracts, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	(123,594,222)	1,912,781,149
Net unrealized appreciation on investments, financial futures contracts, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	3,505,165	5,196,666,479
NET ASSETS	$59,450,233	$20,170,112,206
Class A	$29,851,842	$9,092,358,813
Class I	$29,598,391	$11,077,753,393
SHARES OUTSTANDING (Note 7)
Class A	780,875	211,029,559
Class I	769,106	251,916,543
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$38.23	$43.09
Class I	$38.48	$43.97

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2006

	Julius Baer International Equity II	Julius Baer Total Return Bond
ASSETS:
Investments in securities, at market value including market value of securities on loan $209,228,238 and $0 respectively (Cost $2,941,711,156 and $643,184,649 respectively)	$3,287,884,052	$648,171,732
Foreign currency, at market value (Cost $20,589,712 and $685,061 respectively)	20,744,172	412,360
Receivables:
Investments sold	151,058,280	15,275,717
Fund shares sold	14,496,408	5,751,324
Interest and dividends	2,832,862	5,069,244
Tax reclaim	730,247	—
Unrealized appreciation on forward foreign exchange contracts	2,345,096	1,953,814
Prepaid expense	19,404	3,146
Total Assets	3,480,110,521	676,637,337
LIABILITIES:
Payables:
Investments purchased	89,445,196	163,072,814
Fund shares repurchased	1,338,496	60,984
Daily variation margin on open financial futures contracts	132,624	—
Collateral for securities loaned (Note 10)	220,185,758	—
Payable for when-issued securities	—	7,993,187
Investment advisory fee (Note 3)	2,427,735	129,691
Unrealized depreciation on forward foreign exchange contracts	3,577,951	2,341,558
Accrued expenses and other payables	717,766	119,913
Total Liabilities	317,825,526	173,718,147
NET ASSETS	$3,162,284,995	$502,919,190
NET ASSETS Consist of:
Par value	$223,824	$38,356
Paid in capital in excess of par value	2,808,219,921	499,452,987
Undistributed net investment income	10,991,811	1,172,581
Accumulated net realized loss on investments sold, financial futures contracts, forward foreign exchange contracts, and foreign currency related transactions	(4,257,364)	(2,094,983)
Net unrealized appreciation on investments, financial futures contracts, forward foreign exchange contracts, and foreign currency related transactions	347,106,803	4,350,249
NET ASSETS	$3,162,284,995	$502,919,190
Class A	$722,531,452	$103,732,173
Class I	$2,439,753,543	$399,187,017
SHARES OUTSTANDING (Note 7)
Class A	51,339,111	7,933,581
Class I	172,485,179	30,422,437
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$14.07	$13.08
Class I	$14.14	$13.12

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2006

	Julius Baer Global High Income (formerly Julius Baer Global High Yield Bond)	Julius Baer U.S. Microcap
ASSETS:
Investments in securities, at market value (Cost $77,167,555 and $5,214,655 respectively)	$78,890,606	$5,848,774
Foreign currency, at market value (Cost $180,712 and $0 respectively)	182,130	—
Receivables:
Investments sold	811,145	99,780
Fund shares sold	725,670	115,680
Interest and dividends	1,558,734	3,172
Unrealized appreciation on open swap contracts	56,136	—
Prepaid offering costs	—	30,534
Unrealized appreciation on forward foreign exchange contracts	58,260	—
Prepaid expense	500	—
Total Assets	82,283,181	6,097,940
LIABILITIES:
Payables:
Investments purchased	920,000	257,395
Fund shares repurchased	135,884	—
Investment advisory fee (Note 3)	38,712	14,068
Due to investment advisor	—	34,593
Accrued audit expense	—	15,000
Unrealized depreciation on forward foreign exchange contracts	106,156	—
Accrued expenses and other payables	53,234	5,135
Total Liabilities	1,253,986	326,191
NET ASSETS	$81,029,195	$5,771,749
NET ASSETS Consist of:
Par value	$7,470	$513
Paid in capital in excess of par value	78,275,307	5,140,830
Undistributed net investment income (loss)	140,449	(5,852)
Accumulated net realized gain on investments sold, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	864,096	2,139
Net unrealized appreciation on investments , forward foreign exchange contracts, foreign currency related transactions, and swap contracts	1,741,873	634,119
NET ASSETS	$81,029,195	$5,771,749
Class A	$45,929,655	$2,955,481
Class I	$35,099,540	$2,816,268
SHARES OUTSTANDING (Note 7)
Class A	4,178,183	262,573
Class I	3,292,278	250,000
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$10.99	$11.26
Class I	$10.66	$11.27

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2006

	Julius Baer U.S. Smallcap	Julius Baer U.S. Midcap
ASSETS:
Investments in securities, at market value including market value (Cost $5,201,667 and $5,266,585 respectively)	$5,663,100	$5,777,328
Receivables:
Investments sold	92,705	127,695
Interest and dividends	1,467	2,352
Prepaid offering costs	30,534	27,983
Total Assets	5,787,806	5,935,358
LIABILITIES:
Payables:
Investments purchased	135,550	216,863
Investment advisory fee (Note 3)	12,860	11,989
Due to investment advisor	34,593	34,592
Accrued audit expense	15,000	15,000
Accrued expenses and other payables	5,020	4,853
Total Liabilities	203,023	283,297
NET ASSETS	$5,584,783	$5,652,061
NET ASSETS Consist of:
Par value	$503	$511
Paid in capital in excess of par value	5,031,752	5,122,030
Undistributed net investment loss	(4,396)	(4,952)
Accumulated net realized gain on investments sold	95,491	23,729
Net unrealized appreciation on investments	461,433	510,743
NET ASSETS	$5,584,783	$5,652,061
Class A	$2,807,499	$2,886,686
Class I	$2,777,284	$2,765,375
SHARES OUTSTANDING (Note 7)
Class A	252,925	261,175
Class I	250,000	250,000
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$11.10	$11.05
Class I	$11.11	$11.06

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2006

Julius Baer U.S. Multicap
ASSETS:
Investments in securities, at market value (Cost $5,119,132)	$5,648,185
Receivables:
Investments sold	218,283
Interest and dividends	3,120
Prepaid offering costs	26,388
Total Assets	5,895,976
LIABILITIES:
Payables:
Investments purchased	272,429
Investment advisory fee (Note 3)	11,662
Due to investment advisor	34,593
Accrued audit expense	15,000
Accrued expenses and other payables	4,635
Total Liabilities	338,319
NET ASSETS	$5,557,657
NET ASSETS Consist of:
Par value	$500
Paid in capital in excess of par value	5,003,240
Undistributed net investment income	1,721
Accumulated net realized gain on investments sold	23,143
Net unrealized appreciation on investments	529,053
NET ASSETS	$5,557,657
Class A	$2,779,785
Class I	$2,777,872
SHARES OUTSTANDING (Note 7)
Class A	250,376
Class I	250,000
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$11.10
Class I	$11.11

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2006

	Julius Baer Global Equity	Julius Baer International Equity
INVESTMENT INCOME:
Interest†	$55,355	$26,362,760
Dividends††	1,080,905	401,523,471
Total investment income	1,136,260	427,886,231
EXPENSES:
Investment advisory fee (Note 3)	483,185	160,073,776
Custody fees	37,089	13,364,705
Administration fees	243,430	3,098,741
Professional fees	10,357	1,029,577
Trustees' fees and expenses	83,080	572,553
Registration and filing fees	34,028	207,984
Shareholder reports	44,796	937,404
Insurance premium expense	84,679	268,348
Interest expense	2,513	—
Compliance expense	955	321,018
Miscellaneous fees	2,108	105,406
Total expenses common to all classes	1,026,220	179,979,512
Transfer agent fees
Class A	19,446	1,083,268
Class I	4,992	290,783
Distribution and shareholder servicing fees (Class A) (Note 4)	80,425	19,878,846
Total gross expenses	1,131,083	201,232,409
Less:
Custody offset arrangement (Note 3)	(10,396)	(8,984,383)
Expenses waived by investment advisor (Note 3)	(422,846)	—
Net expenses	697,841	192,248,026
NET INVESTMENT INCOME	438,419	235,638,205
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	8,388,177	1,800,734,930
Financial futures contracts	282,653	135,183,949
Interest rate swap contracts	—	631,831
Forward foreign exchange contracts	118,242	4,449,825
Foreign currency transactions	(883,505)	(205,316,795)
Net realized gain on investments	7,905,567	1,735,683,740
Net change in unrealized appreciation (depreciation) on:
Investments	1,535,387	2,745,473,841
Financial futures contracts	(52,403)	(15,733,745)
Interest rate swap contracts	—	15,422,846
Forward foreign exchange contracts	78,614	79,765,982
Foreign currency transactions	2,475	728,729
Net change in unrealized appreciation of investments	1,564,073	2,825,657,653
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	9,469,640	4,561,341,393
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,908,059	$4,796,979,598

  †  Interest income includes security lending income of $10,653 and $18,808,988 for the Global Equity Fund and International Equity Fund, respectively.

  ††  Net of foreign withholdings taxes of $86,669 and $46,086,686 for the Global Equity Fund and International Equity Fund, respectively.

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2006

	Julius Baer International Equity II	Julius Baer Total Return Bond
INVESTMENT INCOME:
Interest†	$3,644,617	$16,036,592
Dividends††	41,120,720	—
Total investment income	44,765,337	16,036,592
EXPENSES:
Investment advisory fee (Note 3)	15,571,583	1,426,234
Custody fees	646,490	101,763
Administration fees	1,034,526	77,511
Professional fees	126,740	41,671
Trustees' fees and expenses	51,232	10,014
Registration and filing fees	260,652	62,125
Shareholder reports	295,094	33,926
Amortization of offering expenses	30,472	—
Insurance premium expense	11,145	4,191
Interest expense	—	5,028
Compliance expense	30,876	5,447
Miscellaneous fees	3,810	2,896
Total expenses common to all classes	18,062,620	1,770,806
Transfer agent fees
Class A	129,226	17,612
Class I	47,289	8,628
Distribution and shareholder servicing fees (Class A) (Note 4)	1,044,158	209,336
Total gross expenses	19,283,293	2,006,382
Less:
Custody offset arrangement (Note 3)	(195,667)	(15,765)
Recoupment of expenses previously assumed by Investment Advisor (Note 3)	206,916	—
Expenses waived by investment advisor (Note 3)	—	(386,741)
Net expenses	19,294,542	1,603,876
NET INVESTMENT INCOME	25,470,795	14,432,716
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	(10,094,896)	(1,587,857)
Financial futures contracts	7,300,037	(139,900)
Forward foreign exchange contracts	(124,390)	(402,989)
Foreign currency transactions	(16,207,001)	598,458
Net realized gain on investments	(19,126,250)	(1,532,288)
Net change in unrealized appreciation (depreciation) on:
Investments	339,415,278	6,395,535
Financial futures contracts	649,211	—
Forward foreign exchange contracts	972,566	(469,751)
Foreign currency transactions	99,348	114,256
Net change in unrealized appreciation of investments	341,136,403	6,040,040
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	322,010,153	4,507,752
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$347,480,948	$18,940,468

  †  Interest income incudes security lending income of $342,389 for the International Equity Fund II.

  ††  Net of withholdings taxes of $4,689,154 for the International Equity Fund II.

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

STATEMENT OF OPERATIONS

For the Period Ended October 31, 2006

	Julius Baer Global High Income (formerly Julius Baer Global High Yield Bond)	Julius Baer U.S. Microcap*
INVESTMENT INCOME:
Interest	$3,712,090	$2,049
Dividends†	69,759	9,425
Total investment income	3,781,849	11,474
EXPENSES:
Investment advisory fee (Note 3)	389,284	17,748
Custody fees	23,232	345
Administration fees	41,745	1,373
Professional fees	27,720	20,775
Trustees' fees and expenses	1,686	81
Registration and filing fees	47,572	154
Shareholder reports	15,139	952
Amortization of offering expenses	—	11,522
Insurance premium expense	599	—
Interest expense	10,088	—
Compliance expense	807	124
Miscellaneous fees	3,914	661
Total expenses common to all classes	561,786	53,735
Transfer agent fees
Class A	11,702	3,632
Class I	4,831	1,519
Distribution and shareholder servicing fees (Class A) (Note 4)	92,117	1,778
Total gross expenses	670,436	60,664
Less:
Custody offset arrangement (Note 3)	(9,904)	—
Expenses waived by investment advisor (Note 3)	(143,847)	(37,233)
Net expenses	516,685	23,431
NET INVESTMENT INCOME	3,265,164	(11,957)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	875,866	8,004
Financial futures contracts	17,649	—
Interest rate swap contracts	150,081	—
Forward foreign exchange contracts	(8,688)	—
Foreign currency transactions	(155,457)	—
Net realized gain on investments	879,451	8,004
Net change in unrealized appreciation on:
Investments	1,147,843	634,119
Interest rate swap contracts	48,990	—
Forward foreign exchange contracts	29,932	—
Foreign currency transactions	16,230	—
Net change in unrealized appreciation of investments	1,242,995	634,119
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,122,446	642,123
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,387,610	$630,166

  †  Net of withholding taxes of $16,748 for the Global High Income Fund.

  *  For the period from July 24, 2006 (commencement of operations).

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

STATEMENT OF OPERATIONS

For the Period Ended October 31, 2006

	Julius Baer U.S. Smallcap*	Julius Baer U.S. Midcap*
INVESTMENT INCOME:
Interest	$1,605	$2,502
Dividends	15,581	9,402
Total investment income	17,186	11,904
EXPENSES:
Investment advisory fee (Note 3)	13,527	11,459
Custody fees	346	346
Administration fees	1,177	1,189
Professional fees	20,778	20,753
Trustees' fees and expenses	82	67
Registration and filing fees	154	154
Shareholder reports	954	838
Amortization of offering expenses	11,522	10,559
Compliance expense	124	77
Miscellaneous fees	659	659
Total expenses common to all classes	49,323	46,101
Transfer agent fees
Class A	3,632	3,630
Class I	1,519	1,517
Distribution and shareholder servicing fees (Class A) (Note 4)	1,780	1,799
Total gross expenses	56,254	53,047
Expenses waived by investment advisor (Note 3)	(37,032)	(35,848)
Net expenses	19,222	17,199
NET INVESTMENT LOSS	(2,036)	(5,295)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain on:
Investments	93,131	24,072
Net realized gain on investments	93,131	24,072
Net change in unrealized appreciation on:
Investments	461,433	510,743
Net change in unrealized appreciation of investments	461,433	510,743
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	554,564	534,815
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$552,528	$529,520

  *  For the period from July 24, 2006 (commencement of operations).

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

STATEMENT OF OPERATIONS

For the Period Ended October 31, 2006

Julius Baer U.S. Multicap*
INVESTMENT INCOME:
Interest	$1,939
Dividends	16,222
Total investment income	18,161
EXPENSES:
Investment advisory fee (Note 3)	10,720
Custody fees	347
Administration fees	1,081
Professional fees	20,738
Trustees' fees and expenses	57
Registration and filing fees	154
Shareholder reports	763
Amortization of offering expenses	9,958
Compliance expense	47
Miscellaneous fees	661
Total expenses common to all classes	44,526
Transfer agent fees
Class A	3,629
Class I	1,515
Distribution and shareholder servicing fees (Class A) (Note 4)	1,788
Total gross expenses	51,458
Expenses waived by investment advisor (Note 3)	(35,018)
Net expenses	16,440
NET INVESTMENT INCOME	1,721
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain on:
Investments	23,143
Net realized gain on investments	23,143
Net change in unrealized appreciation on:
Investments	529,053
Net change in unrealized appreciation of investments	529,053
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	552,196
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$553,917

  *  For the period from July 24, 2006 (commencement of operations).

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Julius Baer Global Equity Fund

	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$438,419	$327,084
Net realized gain on investments	7,905,567	4,522,992
Net change in unrealized appreciation of investments	1,564,073	734,401
Net increase in net assets resulting from operations	9,908,059	5,584,477
DISTRIBUTIONS TO SHAREHOLDERS (Note 2):
Distributions from net investment income
Class A	—	(21,741)
Class I	(989)	(4,503)
Total distributions to shareholders	(989)	(26,244)
FUND SHARE TRANSACTIONS (Note 7):
Proceeds from sale of shares
Class A	10,921,299	14,982,802
Class I	18,354,968	16,623,735
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	—	17,724
Class I	637	3,411
Cost of shares redeemed
Class A	(22,181,768)	(9,572,684)
Class I	(8,973,789)	(884,078)
Fees from redemptions	3,539	1,116
Net increase (decrease) from Fund share transactions	(1,875,114)	21,172,026
Net increase in net assets	8,031,956	26,730,259
NET ASSETS:
Beginning of period	51,418,277	24,688,018
End of period (including undistributed net investment income of $(60,212) and $72,371, respectively)	$59,450,233	$51,418,277

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Julius Baer International Equity Fund

	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$235,638,205	$150,589,093
Net realized gain on investments	1,735,683,740	675,654,779
Net change in unrealized appreciation of investments	2,825,657,653	1,384,631,278
Net increase in net assets resulting from operations	4,796,979,598	2,210,875,150
DISTRIBUTIONS TO SHAREHOLDERS (Note 2):
Distributions from net investment income
Class A	—	(65,706,866)
Class I	—	(71,893,528)
Distributions from realized gain
Class A	(323,074,339)	(84,704,257)
Class I	(394,079,789)	(90,327,774)
Total distributions to shareholders	(717,154,128)	(312,632,425)
FUND SHARE TRANSACTIONS (Note 7):
Proceeds from sale of shares
Class A	1,516,430,147	3,301,554,085
Class I	1,762,515,023	3,854,830,556
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	303,135,073	140,295,305
Class I	352,634,605	139,663,385
Cost of shares redeemed
Class A	(1,596,363,910)	(1,026,587,778)
Class I	(1,487,008,935)	(636,445,754)
Fees from redemptions	558,198	711,284
Net increase from Fund share transactions	851,900,201	5,774,021,083
Net increase in net assets	4,931,725,671	7,672,263,808
NET ASSETS:
Beginning of period	15,238,386,535	7,566,122,727
End of period (including undistributed net investment income of $51,753,799 and $15,823,649, respectively)	$20,170,112,206	$15,238,386,535

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Julius Baer International Equity Fund II

	For the Year Ended October 31, 2006	For the Period Ended October 31, 2005(1)
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income(loss)	$25,470,795	$(24,836)
Net realized loss on investments	(19,126,250)	(1,735,614)
Net change in unrealized appreciation of investments	341,136,403	5,970,400
Net increase in net assets resulting from operations	347,480,948	4,209,950
FUND SHARE TRANSACTIONS (Note 7):
Proceeds from sale of shares
Class A	611,006,976	136,031,555
Class I	1,992,799,751	302,232,671
Cost of shares redeemed
Class A	(100,844,079)	(10,286,728)
Class I	(113,397,417)	(7,148,213)
Fees from redemptions	186,601	12,980
Net increase from Fund share transactions	2,389,751,832	420,842,265
Net increase in net assets	2,737,232,780	425,052,215
NET ASSETS:
Beginning of period	425,052,215	—
End of period (including undistributed net investment income of $10,991,811 and $1,879,635, respectively)	$3,162,284,995	$425,052,215

  (1)  Commenced operations on May 4, 2005.

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Julius Baer Total Return Bond Fund

	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$14,432,716	$5,535,005
Net realized gain (loss) on investments	(1,532,288)	5,672,781
Net change in unrealized appreciation (depreciation) of investments	6,040,040	(6,516,844)
Net increase in net assets resulting from operations	18,940,468	4,690,942
DISTRIBUTIONS TO SHAREHOLDERS (Note 2):
Distributions from net investment income
Class A	(4,633,879)	(2,241,952)
Class I	(13,426,375)	(3,494,839)
Distributions from realized gain
Class A	(517,211)	(434,145)
Class I	(1,194,669)	(253,638)
Total distributions to shareholders	(19,772,134)	(6,424,574)
FUND SHARE TRANSACTIONS (Note 7):
Proceeds from sale of shares
Class A	72,384,334	29,288,075
Class I	290,781,223	124,690,812
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	4,578,373	2,338,413
Class I	12,496,422	3,491,042
Cost of shares redeemed
Class A	(40,748,651)	(21,978,139)
Class I	(45,130,436)	(17,419,639)
Fees from redemptions	22,196	5,764
Net increase from Fund share transactions	294,383,461	120,416,328
Net increase in net assets	293,551,795	118,682,696
NET ASSETS:
Beginning of period	209,367,395	90,684,699
End of period (including undistributed net investment income of $1,172,581 and $4,329,021, respectively)	$502,919,190	$209,367,395

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Julius Baer Global High Income Fund (formerly Julius Baer Global High Yield Bond)

	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$3,265,164	$4,164,813
Net realized gain on investments	879,451	4,033,732
Net change in unrealized appreciation (depreciation) of investments	1,242,995	(4,903,911)
Net increase in net assets resulting from operations	5,387,610	3,294,634
DISTRIBUTIONS TO SHAREHOLDERS (Note 1):
Distributions from net investment income
Class A	(3,603,396)	(2,246,194)
Class I	(1,282,103)	(1,813,691)
Distributions from realized gain
Class A	(2,359,814)	(523,278)
Class I	(499,032)	(569,420)
Total distributions to shareholders	(7,744,345)	(5,152,583)
FUND SHARE TRANSACTIONS (Note 7):
Proceeds from sale of shares
Class A	33,421,918	12,481,178
Class I	31,257,017	2,897,931
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	5,028,917	2,221,011
Class I	1,537,266	535,898
Cost of shares redeemed
Class A	(26,442,289)	(23,353,353)
Class I	(5,182,090)	(39,975,454)
Fees from redemptions	13,225	2,836
Net increase (decrease) from Fund share transactions	39,633,964	(45,189,953)
Net increase (decrease) in net assets	37,277,229	(47,047,902)
NET ASSETS:
Beginning of period	43,751,966	90,799,868
End of period (including undistributed net investment income (loss) of $140,449 and $1,745,535, respectively)	$81,029,195	$43,751,966

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Julius Baer U.S. Microcap Fund

For the Period from July 24, 2006* to October 31, 2006
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment loss	$(11,957)
Net realized gain on investments	8,004
Net change in unrealized appreciation of investments	634,119
Net increase in net assets resulting from operations	630,166
FUND SHARE TRANSACTIONS (Note 7):
Proceeds from sale of shares
Class A	2,661,894
Class I	2,500,000
Cost of shares redeemed
Class A	(20,311)
Net increase from Fund share transactions	5,141,583
Net increase in net assets	5,771,749
NET ASSETS:
End of period (including undistributed net investment income of $(5,852))	$5,771,749

  *  Commencement of operations

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Julius Baer U.S. Smallcap Fund

For the Period from July 24, 2006* to October 31, 2006
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment loss	$(2,036)
Net realized gain on investments	93,131
Net change in unrealized appreciation of investments	461,433
Net increase in net assets resulting from operations	552,528
FUND SHARE TRANSACTIONS (Note 7):
Proceeds from sale of shares
Class A	2,535,318
Class I	2,500,000
Cost of shares redeemed
Class A	(3,063)
Net increase from Fund share transactions	5,032,255
Net increase in net assets	5,584,783
NET ASSETS:
End of period (including undistributed net investment income of $(4,396))	$5,584,783

  *  Commencement of operations

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Julius Baer U.S. Midcap Fund

For the Period from July 24, 2006* to October 31, 2006
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment loss	$(5,295)
Net realized gain on investments	24,072
Net change in unrealized appreciation of investments	510,743
Net increase in net assets resulting from operations	529,520
FUND SHARE TRANSACTIONS (Note 7):
Proceeds from sale of shares
Class A	2,625,610
Class I	2,500,000
Cost of shares redeemed
Class A	(3,069)
Net increase from Fund share transactions	5,122,541
Net increase in net assets	5,652,061
NET ASSETS:
End of period (including undistributed net investment income of $(4,952))	$5,652,061

  *  Commencement of operations

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Julius Baer U.S. Multicap Fund

For the Period from July 24, 2006* to October 31, 2006
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$1,721
Net realized gain on investments	23,143
Net change in unrealized appreciation of investments	529,053
Net increase in net assets resulting from operations	553,917
FUND SHARE TRANSACTIONS (Note 7):
Proceeds from sale of shares
Class A	2,515,010
Class I	2,500,000
Cost of shares redeemed
Class A	(11,270)
Net increase from Fund share transactions	5,003,740
Net increase in net assets	5,557,657
NET ASSETS:
End of period (including undistributed net investment income of $1,721)	$5,557,657

  *  Commencement of operations

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer Global Equity Fund (8)

For a share outstanding throughout each period

	Class A
	Year Ended October 31,		April 01, 2004 through October 31,		Year Ended March 31,
	2006	2005(7)	2004(7)		2004(7)	2003(7)	2002(7)
Net Asset Value, beginning of year	$31.45	$26.90	$25.30		$24.10	$42.50	$76.60
Income (loss) from investment operations:
Net investment income (loss) (2)	0.23	0.21	(0.30)		(0.80)	(0.60)	(0.70)
Net realized and unrealized gain (loss) on investments	6.55	4.36	1.90		2.00	(17.50)	(33.40)
Total income (loss) from investment operations	6.78	4.57	1.60		1.20	(18.10)	(34.10)
Less distributions:
From net investment income	—	(0.02)	—		—	(0.30)	—
Total Distributions	—	(0.02)	—		—	(0.30)	—
Net Asset Value, end of year	$38.23	$31.45	$26.90		$25.30	$24.10	$42.50
Market Value, end of year (8)	$—	$—	$—		$23.600	$19.700	$39.700
Total Return	21.56%	17.00%	6.32	%(5)	19.80%	(49.75)%	(41.19)%
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)	$29,852	$34,608	$24,688		$36,930	$35,122	$62,042
Ratio of net investment income to average net assets	0.65%	0.71%	(1.80	)%(4)	(3.25)%	(2.21)%	(1.11)%
Ratio of expenses to average net assets (1)	1.42%	1.51%	2.37	%(4)(6)	3.31%	2.93%	2.13%
Ratio of expenses to average net assets (1)(3)	1.40%	1.50%	2.30	%(4)(6)	3.25%	2.82%	1.85%
Portfolio turnover rate	162%	118%	204	%(5)	605%	1024%	778%

  (1)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such an action not been taken, the operating expenses ratios would have been:

Ratio of expenses to average net assets (3)	2.24%	2.98%	3.73%	3.50%	3.07%	2.10%
Ratio of expenses to average net assets	2.26%	2.99%	3.80%	3.56%	3.18%	2.38%

  (2)  Based on average shares outstanding during the period.

  (3)  Ratio of expenses including the effect of the expense offset arrangement.

(4)    Annualized

(5)    Not Annualized

  (6)  The current expenses for the period April 1, 2004 to October 31, 2004 exceed the expense cap of 1.75% due to the expense reimbursement not starting until July 1, 2004.

  (7)  Per share amounts were adjusted to reflect a 10 for 1 reverse stock split effective September 15, 2005

  (8)  On July 1, 2004, the Fund changed its name from The European Warrant Fund, Inc. and converted from a close-end, non diversified investment company ("closed-end fund") to an open-end diversified investment company with a different investment objective, different investment strategies, different management team and a new investment adviser (an affiliate of the closed-end Fund's adviser). Until the close of business on June 30, 2004, the Fund operated as a closed-end Fund and its common stock (which then comprised of a single share class) was listed on the NYSE. After the close of business on June 30, 2004, all of the common stock was converted into Class A shares of the Fund, and the Fund began seeking to maximize total return principally through capital appreciation by investing in a diversified portfolio of equity securities of issuers located throughout the world. For periods prior thereto, all historical performance information for Class A shares reflects the Net Asset Value (NAV) performance of the Fund's common stock while it was a closed-end fund.

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer Global Equity Fund

For a share outstanding throughout each period

	Class I
	Year Ended October 31, 2006	Period Ended October 31, 2005(6)(7)
Net Asset Value, beginning of year	$31.58	$30.80
Income from investment operations:
Net investment income (2)	0.38	0.23
Net realized and unrealized gain on investments	6.52	0.56
Total income from investment operations	6.90	0.79
Less distributions:
From net investment income	— (9)	(0.01)
Total Distributions	—	(0.01)
Net Asset Value, end of year	$38.48	$31.58
Total Return	21.89%	2.56	%(5)
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)	$29,598	$16,810
Ratio of net investment income to average net assets	1.06%	1.15	%(4)
Ratio of expenses to average net assets (1)	1.17%	1.17	%(4)
Ratio of expenses to average net assets (1)(3)	1.15%	1.15	%(4)
Portfolio turnover rate	162%	118	%(8)

  (1)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor . Had such an action not been taken, the operating expenses ratios would have been:

Ratio of expenses to average net assets (3)	1.86%	2.49	%(4)
Ratio of expenses to average net assets	1.88%	2.51	%(4)

  (2)  Based on average shares outstanding during the period.

  (3)  Ratio of expenses including the effect of the expense offset arrangement.

  (4)  Annualized.

  (5)  Not Annualized.

  (6)  Class I commenced operations on March 14, 2005.

  (7)  Per share amounts were adjusted to reflect a 10 for 1 reverse stock split effective September 15, 2005.

  (8)  Portfolio turnover is for the period ended October, 31 2005.

  (9)  Rounds to less than $0.01.

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer International Equity Fund

For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value, beginning of year	$34.29	$28.99	$24.45	$19.60	$19.95
Income (loss) from investment operations:
Net investment income (2)	0.50	0.35	0.16	0.24	0.11
Net realized and unrealized gain (loss) on investments	9.87	5.98	4.71	4.93	(0.46)
Total income (loss) from investment operations	10.37	6.33	4.87	5.17	(0.35)
Less distributions:
From net investment income	—	(0.45)	(0.33)	(0.32)	—
From net realized gains on investments	(1.57)	(0.58)	—	—	—
Total Distributions	(1.57)	(1.03)	(0.33)	(0.32)	—
Net Asset Value, end of year	$43.09	$34.29	$28.99	$24.45	$19.60
Total Return	31.20%	22.19%	20.05%	26.78%	(1.75)%
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)	$9,092,359	$7,018,030	$3,721,409	$1,705,074	$615,897
Ratio of net investment income to average net assets	1.28%	1.09%	0.58%	0.83%	0.49%
Ratio of expenses to average net assets (1)	1.24%	1.32%	1.35%	1.37%	1.51%
Ratio of expenses to average net assets	1.19%	1.31%	1.32%	1.31%	1.43%
Portfolio turnover rate	62%	57%	100%	114%	93%

  (1)  Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

  (2)  Based on average shares outstanding during the period.

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer International Equity Fund

For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value, beginning of year	$34.96	$29.47	$24.79	$19.79	$20.08
Income (loss) from investment operations:
Net investment income (2)	0.52	0.44	0.23	0.28	0.21
Net realized and unrealized gain (loss) on investments	10.15	6.09	4.79	5.05	(0.45)
Total income (loss) from investment operations	10.67	6.53	5.02	5.33	(0.24)
Less distributions:
From net investment income	—	(0.46)	(0.34)	(0.33)	(0.05)
From net realized gains on investments	(1.66)	(0.58)	—	—	—
Total Distributions	(1.66)	(1.04)	(0.34)	(0.33)	(0.05)
Net Asset Value, end of year	$43.97	$34.96	$29.47	$24.79	$19.79
Total Return	31.53%	22.52%	20.39%	27.39%	(1.21)%
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)	$11,077,753	$8,220,356	$3,844,713	$1,114,010	$415,159
Ratio of net investment income to average net assets	1.29%	1.33%	0.87%	1.16%	0.99%
Ratio of expenses to average net assets (1)	0.99%	1.05%	1.08%	1.08%	1.00%
Ratio of expenses to average net assets	0.94%	1.04%	1.05%	1.02%	0.92%
Portfolio turnover rate	62%	57%	100%	114%	93%

  (1)  Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

  (2)  Based on average shares outstanding during the period.

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer Internationl Equity Fund II

For a share outstanding throughout each period

	Class A
	Year Ended October 31, 2006		Period Ended October 31, 2005(5)
Net Asset Value, beginning of year	$10.94		$10.00
Income from investment operations:
Net investment income (loss) (7)	0.16		(0.01)
Net realized and unrealized gain on investments	2.97		0.95
Total income from investment operations	3.13		0.94
Net Asset Value, end of year	$14.07		$10.94
Total Return	28.73%		9.30	%(2)
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)	$722,531		$127,435
Ratio of net investment income to average net assets	1.25%		(0.11	)%(3)
Ratio of expenses to average net assets (1)(6)	1.33	%(4)	1.36	%(3)(4)
Ratio of expenses to average net assets	1.32%		1.35	%(3)
Portfolio turnover rate	61%		38	%(2)

  (1)  Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

  (2)  Not annualized.

  (3)  Annualized.

  (4)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the annualized operating expense ratios would have been 1.32% and 2.06% for the periods ended October 31, 2006 and October 31, 2005.

  (5)  Commenced operations on May 4, 2005.

  (6)  On March 1, 2006, the expense cap changed from 1.35% to 1.32%.

  (7)  Based on average shares outstanding during the period.

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer Internationl Equity Fund II

For a share outstanding throughout each period

	Class I
	Year Ended October 31, 2006		Period Ended October 31, 2005(5)
Net Asset Value, beginning of year	$10.96		$10.00
Income from investment operations:
Net investment income (7)	0.20		—
Net realized and unrealized gain on investments	2.98		0.96
Total income from investment operations	3.18		0.96
Net Asset Value, end of year	$14.14		$10.96
Total Return	29.11%		9.60	%(2)
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)	$2,439,754		$297,617
Ratio of net investment income to average net assets	1.54%		(0.01	)%(3)
Ratio of expenses to average net assets (1)(6)	1.06	%(4)	1.09	%(3)(4)
Ratio of expenses to average net assets	1.05%		1.08	%(3)
Portfolio turnover rate	61%		38	%(2)

  (1)  Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

  (2)  Not annualized.

  (3)  Annualized.

  (4)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the annualized operating expense ratio would have been 1.05% and 1.60% for the periods ended October 31, 2006 and October 31, 2005.

  (5)  Commenced operations on May 4, 2005.

  (6)  On March 1, 2006, the expense cap changed from 1.08% to 1.05%.

  (7)  Based on average shares outstanding during the period.

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer Total Return Bond Fund

For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2006		2005		2004	2003	2002(1)
Net Asset Value, beginning of year	$13.33		$13.37		$13.34	$12.55	$12.10
Income from investment operations:
Net investment income (4)	0.56		0.42		0.37	0.30	0.44
Net realized and unrealized gain on investments	0.07		0.10		0.35	0.92	0.49
Total income from investment operations	0.63		0.52		0.72	1.22	0.93
Less distributions:
From net investment income	(0.77)		(0.46)		(0.46)	(0.32)	(0.47)
From net realized gains on investments	(0.11)		(0.10)		(0.23)	(0.11)	—
From capital (Note 2)	—		—		—	—	(0.01)
Total Distributions	(0.88)		(0.56)		(0.69)	(0.43)	(0.48)
Net Asset Value, end of year	$13.08		$13.33		$13.37	$13.34	$12.55
Total Return	4.98%		3.93%		5.50%	9.83%	7.86%
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)	$103,732		$68,223		$58,823	$63,449	$33,858
Ratio of net investment income to average net assets	4.32%		3.11%		2.79%	2.24%	3.65%
Ratio of expenses to average net assets (2)	0.69%		0.78%		1.17%	1.16%	1.28%
Ratio of expenses to average net assets	0.69	%(3)	0.77	%(3)	1.17%	1.16%	1.28	%(3)
Portfolio turnover rate	411%		202%		69%	160%	156%

  (1)  The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002 and increase the ratio of net investment income to average net assets from 3.63% to 3.65%. Per share data and ratios for the periods prior to November 1, 2002 have not been restated to reflect this change in presentation.

  (2)  Expense ratio without taking into consideration any reductions related to custody offset arrangement.

  (3)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratios would have been 0.83%, 0.93% and 1.38%for the periods ended October 31, 2006, 2005 and 2002, respectively.

  (4)  Based on average shares outstanding during the period.

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer Total Return Bond Fund

For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2006		2005		2004	2003	2002(1)
Net Asset Value, beginning of year	$13.38		$13.41		$13.37	$12.56	$12.07
Income from investment operations:
Net investment income (4)	0.60		0.47		0.41	0.37	0.48
Net realized and unrealized gain on investments	0.07		0.08		0.34	0.89	0.50
Total income from investment operations	0.67		0.55		0.75	1.26	0.98
Less distributions:
From net investment income	(0.82)		(0.48)		(0.48)	(0.34)	(0.48)
From net realized gains on investments	(0.11)		(0.10)		(0.23)	(0.11)	—
From capital (Note 2)	—		—		—	—	(0.01)
Total Distributions	(0.93)		(0.58)		(0.71)	(0.45)	(0.49)
Net Asset Value, end of year	$13.12		$13.38		$13.41	$13.37	$12.56
Total Return	5.25%		4.10%		5.82%	10.19%	8.41%
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)	$399,187		$141,145		$31,862	$14,188	$1,167
Ratio of net investment income to average net assets	4.64%		3.50%		3.08%	2.50%	4.00%
Ratio of expenses to average net assets (2)	0.44%		0.47%		0.88%	0.90%	0.85%
Ratio of expenses to average net assets	0.44	%(3)	0.47	%(3)	0.88%	0.89%	0.85	%(3)
Portfolio turnover rate	411%		202%		69%	160%	156%

  (1)  The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002 and increase the ratio of net investment income to average net assets from 3.98% to 4.00%. Per share data and ratios for the periods prior to November 1, 2002 have not been restated to reflect this change in presentation.

  (2)  Expense ratio without taking into consideration any reductions related to custody offset arrangement.

  (3)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratios would have been 0.56%, 0.65% and 0.95% for periods ended October 31, 2006, 2005 and 2002, respectively.

  (4)  Based on average shares outstanding during the period.

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer Global High Income Fund (formerly the Julius Baer Global High Yield Bond Fund)

For a share outstanding throughout each period

	Class A
	Year Ended October 31,					Period Ended October 31,
	2006		2005		2004	2003(1)
Net Asset Value, beginning of year	$11.93		$12.07		$11.43	$10.00
Income from investment operations:
Net investment income (2)	0.68		0.73		0.70	0.64
Net realized and unrealized gain (loss) on investments	0.43		(0.01)		0.72	1.37
Total income from investment operations	1.11		0.72		1.42	2.01
Less distributions:
From net investment income	(1.17)		(0.71)		(0.71)	(0.58)
From net realized gains on investments	(0.88)		(0.15)		(0.07)	—
Total Distributions	(2.05)		(0.86)		(0.78)	(0.58)
Net Asset Value, end of year	$10.99		$11.93		$12.07	$11.43
Total Return	10.49%		6.15%		12.87%	20.57	%(6)
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)	$45,930		$36,166		$45,164	$28,195
Ratio of net investment income to average net assets	6.16%		6.01%		5.97%	6.71	%(3)
Ratio of expenses to average net assets (4)(7)	1.10%		1.28%		1.24%	1.26	%(3)
Ratio of expenses to average net assets (7)	1.08	%(5)	1.25	%(5)	1.25%	1.25	%(3)(5)
Portfolio turnover rate	96%		99%		93%	83	%(6)

  (1)  Class A shares commenced operations on December 17, 2002.

  (2)  Based on average shares outstanding during the period.

  (3)  Annualized.

  (4)  Expense ratio without taking into consideration any expense reductions related to custody offset arrangement and reimbursement of expense previously assumed by the Fund's investment advisor.

  (5)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expenses ratios would have been 1.35%, 1.30% and 1.95% for the periods ended October 31, 2006, October 31, 2005 and October 31, 2003.

  (6)  Not annualized.

  (7)  On March 1, 2006, the expense cap changed from 1.25% to 1.00%.

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer Global High Income Fund (formerly the Julius Baer Global High Yield Bond Fund)

For a share outstanding throughout each period

	Class I
	Year Ended October 31,					Period Ended October 31,
	2006		2005		2004	2003(1)
Net Asset Value, beginning of year	$11.61		$12.01		$11.36	$10.00
Income from investment operations:
Net investment income (2)	0.70		0.78		0.73	0.57
Net realized and unrealized gain (loss) on investments	0.40		(0.05)		0.72	1.35
Total income from investment operations	1.10		0.73		1.45	1.92
Less distributions:
From net investment income	(1.17)		(0.98)		(0.73)	(0.56)
From net realized gains on investments	(0.88)		(0.15)		(0.07)	—
Total Distributions	(2.05)		(1.13)		(0.80)	(0.56)
Net Asset Value, end of year	$10.66		$11.61		$12.01	$11.36
Total Return	10.76%		6.37%		13.28%	19.66	%(6)
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)	$35,100		$7,586		$45,636	$20,839
Ratio of net investment income to average net assets	6.61%		6.47%		6.24%	6.91	%(3)
Ratio of expenses to average net assets (4)(7)	0.81%		1.03%		0.97%	1.02	%(3)
Ratio of expenses to average net assets (7)	0.79	%(5)	1.00	%(5)	1.00%	1.00	%(3)(5)
Portfolio turnover rate	96%		99%		93%	83	%(6)

  (1)  Class I shares commenced operations on January 30, 2003.

  (2)  Based on average shares outstanding during the period.

  (3)  Annualized.

  (4)  Expense ratio without taking into consideration any expense reductions related to custody offset arrangement and reimbursement of expense previously assumed by the Fund's investment advisor.

  (5)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such an action not been taken, the operating expense ratios would have been 1.08%, 1.04% and 1.41% for the periods October 31, 2006, October 31, 2005 and October 31, 2003.

  (6)  Not annualized.

  (7)  On March 1, 2006, the expense cap changed from 1.00% to 0.75%.

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer U.S. Microcap Fund

For a share outstanding throughout each period

	Class A
	Period Ended October 31, 2006(1)
Net Asset Value, beginning of period	$10.00
Income from investment operations:
Net investment loss (5)	(0.03)
Net realized and unrealized gain on investments	1.29
Total income from investment operations	1.26
Net Asset Value, end of period	$11.26
Total Return	12.60	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$2,955
Ratio of net investment loss to average net assets	(0.99	)%(3)
Ratio of expenses to average net assets	1.80	%(3)(4)
Portfolio turnover rate	19	%(2)

  (1)  Commenced operations on July 24, 2006.

  (2)  Not annualized.

  (3)  Annualized.

  (4)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratio would have been 4.52% for the period ended October 31, 2006.

  (5)  Based on average shares outstanding during the period.

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer U.S. Microcap Fund

For a share outstanding throughout each period

	Class I
	Period Ended October 31, 2006(1)
Net Asset Value, beginning of period	$10.00
Income from investment operations:
Net investment loss (5)	(0.02)
Net realized and unrealized gain on investments	1.29
Total income from investment operations	1.27
Net Asset Value, end of period	$11.27
Total Return	12.60	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$2,816
Ratio of net investment loss to average net assets	(0.69	)%(3)
Ratio of expenses to average net assets	1.50	%(3)(4)
Portfolio turnover rate	19	%(2)

  (1)  Commenced operations on July 24, 2006.

  (2)  Not annualized.

  (3)  Annualized.

  (4)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratio would have been 4.03% for the period ended October 31, 2006.

  (5)  Based on average shares outstanding during the period.

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer U.S. Smallcap Fund

For a share outstanding throughout each period

	Class A
	Period Ended October 31, 2006(1)
Net Asset Value, beginning of period	$10.00
Income from investment operations:
Net investment loss (5)	(0.01)
Net realized and unrealized gain on investments	1.11
Total income from investment operations	1.10
Net Asset Value, end of period	$11.10
Total Return	11.00	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$2,807
Ratio of net investment loss to average net assets	(0.29	)%(3)
Ratio of expenses to average net assets	1.50	%(3)(4)
Portfolio turnover rate	13	%(2)

  (1)  Commenced operations on July 24, 2006.

  (2)  Not annualized.

  (3)  Annualized.

  (4)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratio would have been 4.22% for the period ended October 31, 2006.

  (5)  Based on average shares outstanding during the period.

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer U.S. Smallcap Fund

For a share outstanding throughout each period

	Class I
	Period Ended October 31, 2006(1)
Net Asset Value, beginning of period	$10.00
Income from investment operations:
Net investment income (5)	—
Net realized and unrealized gain on investments	1.11
Total income from investment operations	1.11
Net Asset Value, end of period	$11.11
Total Return	11.10	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$2,777
Ratio of net investment income to average net assets	0.01	%(3)
Ratio of expenses to average net assets	1.20	%(3)(4)
Portfolio turnover rate	13	%(2)

  (1)  Commenced operations on July 24, 2006.

  (2)  Not annualized.

  (3)  Annualized.

  (4)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratio would have been 3.68% for the period ended October 31, 2006.

  (5)  Based on average shares outstanding during the period.

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer U.S. Midcap Fund

For a share outstanding throughout each period

	Class A
	Period Ended October 31, 2006(1)
Net Asset Value, beginning of period	$10.00
Income from investment operations:
Net investment income (5)	0.01
Net realized and unrealized gain on investments	1.04
Total income from investment operations	1.05
Net Asset Value, end of period	$11.05
Total Return	10.50	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$2,887
Ratio of net investment income to average net assets	0.52	%(3)
Ratio of expenses to average net assets	1.35	%(3)(4)
Portfolio turnover rate	11	%(2)

  (1)  Commenced operations on July 24, 2006.

  (2)  Not annualized.

  (3)  Annualized.

  (4)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratio would have been 3.94% for the period ended October 31, 2006.

  (5)  Based on average shares outstanding during the period.

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer U.S. Midcap Fund

For a share outstanding throughout each period

	Class I
	Period Ended October 31, 2006(1)
Net Asset Value, beginning of period	$10.00
Income from investment operations:
Net investment income (5)	0.01
Net realized and unrealized gain on investments	1.05
Total income from investment operations	1.06
Net Asset Value, end of period	$11.06
Total Return	10.60	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$2,765
Ratio of net investment income to average net assets	0.22	%(3)
Ratio of expenses to average net assets	1.05	%(3)(4)
Portfolio turnover rate	11	%(2)

  (1)  Commenced operations on July 24, 2006.

  (2)  Not annualized.

  (3)  Annualized.

  (4)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratio would have been 3.46% for the period ended October 31, 2006.

  (5)  Based on average shares outstanding during the period.

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer U.S. Multicap Fund

For a share outstanding throughout each period

	Class A
	Period Ended October 31, 2006(1)
Net Asset Value, beginning of period	$10.00
Income from investment operations:
Net investment income (5)	—
Net realized and unrealized gain on investments	1.10
Total income from investment operations	1.10
Net Asset Value, end of period	$11.10
Total Return	11.00	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$2,780
Ratio of net investment loss to average net assets	(0.03	)%(3)
Ratio of expenses to average net assets	1.30	%(3)(4)
Portfolio turnover rate	15	%(2)

  (1)  Commenced operations on July 24, 2006.

  (2)  Not Annualized.

  (3)  Annualized.

  (4)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expenses ratio would have been 3.87% for the period ended October 31, 2006.

  (5)  Amount was less than $0.01per share.

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

FINANCIAL HIGHLIGHTS

Julius Baer U.S. Multicap Fund

For a share outstanding throughout each period

	Class I
	Period Ended October 31, 2006(1)
Net Asset Value, beginning of period	$10.00
Income from investment operations:
Net investment income (5)	0.01
Net realized and unrealized gain on investments	1.10
Total income from investment operations	1.11
Net Asset Value, end of period	$11.11
Total Return	11.10	%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$2,778
Ratio of net investment income to average net assets	0.27	%(3)
Ratio of expenses to average net assets	1.00	%(3)(4)
Portfolio turnover rate	15	%(2)

  (1)  Commenced operations on July 24, 2006.

  (2)  Not Annualized.

  (3)  Annualized.

  (4)  The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratio would have been 3.33% for the period ended October 31, 2006.

  (5) Based on average shares outstanding during the period.

See Notes to Financial Statements.

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS

1.  Organization

The Julius Baer Funds consist of the Julius Baer Global Equity Fund Inc. ("Global Equity Fund") and the Julius Baer Investment Funds ( the "Trust"). As of October 31, 2006, the Julius Baer Funds consisted of nine funds (each a "Fund" and together, the "Funds").

The Global Equity Fund was incorporated under the laws of the State of Maryland on May 23, 1990 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

On July 1, 2004, the Fund changed its name from The European Warrant Fund, Inc. and converted from a close-end, non diversified investment company ("closed-end fund") to an open-end diversified investment company with a different investment objective, different investment strategies, different management team and a new investment adviser (an affiliate of the closed-end Fund's adviser). Until the close of business on June 30, 2004, the Fund operated as a closed-end Fund and its common stock (which then comprised of a single share class) was listed on the NYSE. After the close of business on June 30, 2004, all of the common stock was converted into Class A shares of the Fund, and the Fund began seeking to maximize total return principally through capital appreciation by investing in a diversified portfolio of equity securities of issuers located throughout the world. For periods prior thereto, all historical performance information for Class A shares reflects the Net Asset Value (NAV) performance of the Fund's common stock while it was a closed-end fund.

The Trust is registered with the SEC under the 1940 Act, as an open-end management investment company. As of October 31, 2006, the Trust offered eight investment funds: Julius Baer International Equity Fund (the "International Equity Fund"), Julius Baer International Equity Fund II (the "International Equity Fund II"), Julius Baer Total Return Bond Fund (the "Total Return Bond Fund"), Julius Baer Global High Income Fund (the "Global High Income Fund") (formerly known as the Julius Baer Global High Yield Bond Fund), Julius Baer U.S. Microcap Fund (the "U.S. Microcap Fund"), Julius Baer U.S. Smallcap Fund (the "U.S. Smallcap Fund"), Julius Baer U.S. Midcap Fund (the "U.S. Midcap Fund") and Julius Baer U.S. Multicap Fund (the "U.S. Multicap Fund"). On July 24, 2006 Julius Baer U.S. Microcap Fund, Julius Baer U.S. Smallcap Fund, Julius Baer U.S. Midcap Fund and the Julius Baer U.S. Multicap Fund commenced operations. On September 15, 2006, the Julius Baer Global High Yield Bond Fund changed its name to Julius Baer Global High Income Fund.

The International Equity Fund is closed to new shareholders (at the account level). This excludes 401(k) plans that have existing investments in the Fund through related

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

401(k) plans and new plan participants within 401(k) plans that hold positions in the Fund. In addition, existing shareholders may continue to invest.

Each Fund offers two share classes, Class A and Class I. The two classes of shares are offered to different types of investors and have different expense structures, as outlined in the Funds' Prospectus. Each class of shares has exclusive voting rights with respect to matters that affect that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses that are not attributable to a specific class are allocated daily to each class based on its relative net assets. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets.

Each Fund has distinct investment objectives. The following are the objectives for the Funds that are covered in this report:

Fund Name	Investment Objective
Global Equity Fund	Seeks to maximize total return, primarily through capital appreciation.

International Equity Fund	Seeks long-term growth of capital.

International Equity Fund II	Seeks long-term growth of capital.

Total Return Bond Fund	Seeks to provide total return, which consists of two components: (1) changes in the market value of the Fund's portfolio securities (both realized and unrealized appreciation/depreciation) and (2) income received from its portfolio securities.

Global High Income Fund	Seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.

U.S. Microcap Fund	Seeks to achieve long-term growth of capital.

U.S. Smallcap Fund	Seeks to achieve long-term growth of capital.

U.S. Midcap Fund	Seeks to achieve long-term growth of capital.

U.S. Multicap Fund	Seeks to achieve long-term growth of capital.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The presentation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

a) Portfolio valuation: Each Fund's investments are valued at market. Equity securities, which are traded primarily on a U.S. or foreign stock exchange are valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current quoted bid and asked prices. Portfolio securities which are traded primarily on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant event subsequent to that time is likely to have changed such value, including substantial changes in the values of U.S. markets subsequent to the close of a foreign market. In these circumstances, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Global Equity Fund's Board of Directors, the Trust's Board of Trustees (the "Board" and collectively, the "Boards") or their respective delegates. Debt securities (other than government securities and short-term obligations) are valued by independent pricing services approved by the respective Board. Investments in government securities (other than short-term securities) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued at amortized cost. Any securities for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotations, are valued in accordance with fair value pricing approved by the respective Board. To the extent each Fund invests in other open-end funds, the Fund will calculate its NAV based upon the NAV of the underlying funds in which it invests. The prospectuses of these underlying funds explain the circumstances under which they will use fair value pricing and the effects of such fair value pricing.

The Boards have identified certain circumstances in which the use of fair value pricing method is necessary. In such circumstances, the Boards have also approved an independent fair value service for foreign equities, which may provide the fair value price. For options and warrants, a fair value price may be determined using an industry accepted modeling tool. In addition, the Funds' Pricing Committees may determine a fair value price, subject to the approval of the respective Board, based upon factors that include the type of the security, the initial cost of the security and price quotations from dealers and/or pricing services in similar securities or in similar markets.

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

b) Repurchase agreements: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation in return for the use of the Fund's available cash, subject to an obligation of the seller to repurchase and the Fund to resell the obligation, at an agreed-upon price and time. Thus, the yield during the Fund's holding period is determinable. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral at all times is equal to at least 100% of the total amount of the repurchase obligations, including accrued interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Funds' investment advisor reviews the value of the collateral and the creditworthiness of those banks and dealers with whom the Funds enter into repurchase agreements to evaluate potential risks.

c) Foreign currency: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies and investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period, purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the net unrealized appreciation (depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses from foreign currency transactions and the gains and losses from differences between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase trade date and sale trade date is included in realized gains and losses on security transactions.

d) Forward foreign currency contracts: Forward foreign currency contracts are valued at the forward rate and are marked-to-market at each valuation date. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

As part of its investment strategy, a Fund may enter into forward foreign currency contracts to manage a Fund's portfolio holdings against currency risks. A Fund may also utilize forward foreign currency contracts to reduce or eliminate an underweighted position in a currency relative to its benchmark when purchasing underlying equities denominated in that currency is not advisable by the advisor. With respect to a Fund's obligations to purchase or sell currencies under forward foreign currency contracts, a Fund will either deposit with its custodian in a segregated account cash or other liquid securities having a value at least equal to its obligations, or continue to own or have the right to sell or acquire respectively, the currency subject to the forward foreign currency contract.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

e) Financial Futures Contracts: In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Funds and the prices of future contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. The Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by a fund as unrealized gains or losses. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. (see Note 12 for outstanding futures contracts at October 31, 2006)

f) Options: The Funds may write options to generate current income and to manage investment risk. Each Fund may write put and call options on up to 25% of the net

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

asset value of the securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. When a Fund writes a call option or a put option, an amount equal to the premium received by that Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, that Fund realizes a gain equal to the amount of the premium originally received. When a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold/written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which that Fund purchased upon exercise. The Funds will write only covered options.

The Funds may purchase put and call options that are traded on foreign as well as U.S. exchanges and in the over-the-counter market. Each Fund may utilize up to 2% of its assets to purchase both put and call options on portfolio securities. Purchases of put and call options are recorded as an investment, the value of which is marked-to-market at each valuation date. When a purchased option expires, no proceeds will be expected and a Fund will realize a loss. When a fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

All the funds except the Total Return Bond Fund may purchase and sell call and put options on stock indices. A Fund's possible loss, in either case will be limited to the premium paid for the option, plus related transaction costs. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that a Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, a Fund could be exposed to risks if the counterparties to the transaction are unable to meet the terms of the contracts.

g) Swaps: The Funds may enter into interest rate, currency, index, total return and credit default swaps. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Interest rate swaps involve the exchange with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A total return swap is an agreement to exchange the return on a stock, bond or index for a fixed or variable financing charge. A credit default swap is an agreement between two counterparties that allows one counterparty to be "long" a third-party credit risk, and the other counterparty to be "short" the credit risk. Credit default swaps are designed to transfer the credit exposure of fixed income products between parties.

The Funds will usually enter into swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps are entered into for good faith hedging purposes, the investment advisor believes such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Funds will not enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

determined to be of equivalent credit quality by the investment advisor. If there is a default by the counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction.

h) Securities Lending: The Global Equity Fund, the International Equity Fund, the International Equity Fund II, the U.S. Microcap Fund, the U.S. Smallcap Fund, the U.S. Midcap Fund and the U.S. Multicap Fund have established securities lending agreements with Investors Bank & Trust Company in which the Funds lend portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to 100% of the market value of the securities on loan. These Funds may loan securities to brokers, dealers, and financial institutions determined by the Julius Baer Investment Management LLC ("JBIM" or "Advisor") to be creditworthy, subject to certain limitations. Under these agreements, these Funds continue to earn income on the securities loaned. Collateral received is generally cash, and such Funds invest the cash and receive any interest on the amount invested, but they must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. In the event of counterparty default, these Funds are subject to potential loss if any such Fund is delayed or prevented from exercising its right to dispose of the collateral. These Funds each bear risk in the event that invested collateral is not sufficient to meet obligations due on the loans.

i) Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on an accrual basis and includes amortization and accretion of bond premiums and discounts, respectively, using effective interest method. Dividend income is recorded in the statement of operations on the ex-dividend date or when the Fund becomes aware of dividend distribution. It is expected that certain capital gains earned by the Funds and certain dividends and interest received by the Funds will be subject to foreign withholding taxes.

j) Dividends and distributions to shareholders: Distributions to shareholders are recorded on the ex-dividend date. Each Fund intends to distribute annually to its shareholders substantially all of its taxable income. The Total Return Bond Fund and the Global High Income Fund declare and pay monthly dividends. The International Equity Fund, the International Equity Fund II, the Global Equity Fund, the U.S. Microcap Fund, the U.S. Smallcap Fund, the U.S. Multicap Fund and the U.S. Midcap Fund declare and pay dividends from net investment income, if any, annually. The Funds will distribute net realized capital gains, if any, annually. Additional distributions of net

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

investment income and capital gains may be made at the discretion of the Board of the Funds to avoid the application of the excise tax imposed under Section 4982 of the Internal Revenue Code of 1986, as amended, for certain undistributed amounts. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

k) Federal income taxes: The Global Equity Fund and the Trust intend that each Fund separately qualify as a regulated investment company for U.S. federal income tax purposes. Accordingly, the Funds do not anticipate that any income taxes will be paid.

l) Bank Loans: The Global High Income Fund may invest in Bank Loans. Bank Loans include institutionally traded floating and fixed-rate debt securities general acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. There is no assurance that any collateral securing a loan could be liquidated or, if liquidated, that such collateral would be of sufficient value to repay the loans taken against it. There may be limited secondary market liquidity for these instruments which could result in volatile pricing for the securities which in turn may affect this Fund's NAV.

3.  Investment Advisory Fee and Other Transactions

Julius Baer Investment Management LLC ("JBIM" or "Advisor") serves as the Funds' investment advisor. The Global Equity Fund pays JBIM a fee at an annual rate of 0.90% of average daily net assets.The International Equity Fund pays JBIM a fee at an annual rate of 0.90% for the first $7.5 billion dollars of average daily next assets, 0.88% for the next $2.5 billion dollars of average daily net assets and 0.85% for average daily net assets over $10.0 billion dollars. The Total Return Bond Fund, the Global High Income Fund and the International Equity Fund II pay JBIM a fee at an annual rate of 0.45%, 0.75% and 0.90% of average daily net assets, respectively. The U.S.

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Microcap Fund, the U.S. Smallcap Fund, the U.S. Midcap Fund and the U.S. Multicap Fund pay JBIM a fee at an annual rate of 1.25%, 0.95%, 0.80% and 0.75% of average daily net assets, respectively.

Commencing on March 1, 2005, the Advisor contractually agreed to reimburse certain expenses of the Global Equity Fund so that the net annual expenses of the Global Equity Fund based on average net assets were limited to 1.40% and 1.15% of the Class A and Class I shares, respectively.

Commencing March 1, 2006, January 1, 2005 and March 1, 2006, the Advisor has contractually agreed to reimburse certain expenses of the International Equity Fund II, the Total Return Bond Fund and the Global High Income Fund, respectively, through February 28, 2007, so that the net operating expenses of each Fund (excluding interest, taxes, brokerage commissions, and extraordinary expenses) based on average net assets are limited (the "Expense Limit") as specified in the table below. Commencing July 24, 2006, the Advisor has contractually agreed to reimburse certain expenses of the U.S. Microcap Fund, the U.S. Smallcap Fund, the U.S. Midcap Fund and the U.S. Multicap Fund respectively, through February 28, 2008, so that the net operating expenses of the each Fund (excluding interest, taxes, brokerage commissions, and extraordinary expenses) based on average net assets are limited (the "Expense Limit") as specified in the table below. In addition, any Fund with a reimbursement plan has agreed to allow the Advisor to recoup expenses reimbursed to each Fund provided that repayment does not cause each of the Fund's annual operating expenses to exceed the Expense Limit. Any such recoupment must be made within three years after the year in which the Advisor incurred the expense. The table below specifies the reimbursement made to each Fund by the Advisor for the period ended October 31, 2006 and the Advisor's potential recoupment as of October 31, 2006.

	Expense Limitations		Reimbursement made by Advisor Beginning	Expenses Waived- Current	Waivers Recouped- Current	Waivers Expired October 31,	Total Expenses Eligible for Recoupment- October 31,
Fund	Class A	Class I	of Year	Year	Year	2006	2006
Global Equity Fund	1.40%	1.15%	$836,280	$422,846	$—	$—	$1,259,126
International Equity Fund II	1.32%	1.05%	403,870	—	(206,916)	—	196,954
Total Return Bond Fund	0.69%	0.44%	292,108	386,741	—	—	678,849

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Expense Limitations		Reimbursement made by Advisor Beginning	Expenses Waived- Current	Waivers Recouped- Current	Waivers Expired October 31,	Total Expenses Eligible for Recoupment- October 31,
Fund	Class A	Class I	of Year	Year	Year	2006	2006
Global High Income Fund	1.00%	0.75%	$109,461	$143,847	$—	$(81,423)	$171,885
U.S. Microcap Fund	1.80%	1.50%	—	37,233	—	—	37,233
U.S. Smallcap Fund	1.50%	1.20%	—	37,032	—	—	37,032
U.S. Midcap Fund	1.35%	1.05%	—	35,848	—	—	35,848
U.S. Multicap Fund	1.30%	1.00%	—	35,018	—	—	35,018

The expenses eligible for recoupment at October 31, 2006 are set to expire as follows:

Fund	Amount	Expires October 31,
Global Equity Fund	$253,584	2007
	582,696	2008
	422,846	2009
International Equity Fund II	$196,954	2008
Total Return Bond Fund	$292,108	2008
	386,741	2009
Global High Income Fund	$28,038	2008
	143,847	2009
U.S. Microcap Fund	$37,233	2009
U.S. Smallcap Fund	$37,032	2009
U.S. Midcap Fund	$35,848	2009
U.S. Multicap Fund	$35,018	2009

For the year ended October 31, 2006, the Global Equity Fund incurred total brokerage commissions of $164,569 of which $138 was paid to Kepler Equities, an affiliated broker dealer of the Advisor. Kepler Equities was an affiliated broker dealer through July 1, 2006.

For the year ended October 31, 2006, the International Equity Fund incurred total brokerage commissions of $34,883,977 of which $553,724 was paid to Kepler Equities, an affiliated broker dealer of the Advisor. Kepler Equities was an affiliated broker dealer through July 1, 2006.

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

For the year ended October 31, 2006, the International Equity Fund II incurred total brokerage commissions of $5,101,306 of which $18,354 was paid to Kepler Equities, an affiliated broker dealers of the Advisor. Kepler Equities was an affiliated broker dealer through July 1, 2006.

During the year ended October 31, 2006, the Advisor reimbursed the Global Equity Fund and the International Equity for losses incurred on certain security transactions in the amount of $1,442 and $60,198. These reimbursement amounts are included in realized gains on investments in the fund's Statements of Operations. These reimbursements had no effect on the total return of the Funds.

The Funds entered into expense offset arrangements as part of their custody agreement with Investors Bank & Trust Company (the "Bank"). Under this agreement, each Fund's custody fees were reduced by $10,396, $8,984,383, $195,667, $15,765, and $9,904 respectively for the Global Equity Fund, International Equity Fund, International Equity Fund II, Total Return Bond Fund and the Global High Income Fund.

In June 2005, the Funds adopted a commission recapture program with Russell Implementation Services, Inc. Under the program, a percentage of commissions generated by the portfolio transactions of a Fund is rebated to that Fund by the broker-dealers and are recorded as short-term security gains. The commission recapture amounts for the Funds during the year ended October 31, 2006 were as follows:

Fund	Broker Commission Recaptured during the year ended October 31, 2006
Global Equity Fund	$2,083
International Equity Fund	301,195
International Equity Fund II	66,379

4.  Distribution and Shareholder Servicing Plan

The Funds have adopted a Shareholder Services Plan and a Distribution Plan (the "Plans") for the Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Funds may compensate certain financial institutions, including the distributor, for certain distribution, shareholder servicing, administrative and accounting services for their clients and customers who are beneficial owners of each

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

of the Funds' Class A Shares. A Fund may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of a Fund attributable to Class A Shares. The Advisor may pay additional marketing and other distribution costs out of their profits.

Quasar Distributors, LLC ("Quasar" or "Distributor") is the Distributor of the Funds' shares.

Under their terms, the Funds' Plans shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Directors/Trustees and a majority of those Directors/Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans.

5.  Purchases and Sales of Securities

Cost of purchases and proceeds from sales (including paydowns) of securities, excluding short-term investments, during the year ended October 31, 2006 were as follows:

	Cost of Purchases	Proceeds from Sales
Global Equity Fund	$81,943,330	$82,077,235
International Equity Fund	11,533,258,774	10,620,258,281
International Equity Fund II	3,279,300,214	995,261,034
Total Return Bond Fund	2,000,929,371	1,528,203,351
Global High Income Fund	79,174,381	43,687,790
U.S. Microcap Fund	6,097,358	987,299
U.S. Smallcap Fund	5,718,111	662,082
U.S. Midcap Fund	5,630,774	565,634
U.S. Multicap Fund	5,797,475	782,635

Cost of purchases and proceeds from sales of long-term U.S. Government securities during the period ended October 31, 2006 were $1,259,336,965 and $1,098,756,176, respectively for the Total Return Bond Fund.

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

At October 31, 2006, net unrealized appreciation/depreciation for federal income tax purposes is comprised of the following components:

	Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ (Depreciation)
Global Equity Fund	$58,284,022	$4,231,915	$(866,417)	$3,365,498
International Equity Fund	15,458,013,233	5,157,100,676	(149,865,734)	5,007,234,942
International Equity Fund II	2,962,333,921	346,727,265	(21,177,134)	325,550,131
Total Return Bond Fund	643,592,687	5,151,431	(572,386)	4,579,045
Global High Income Fund	77,181,544	2,001,374	(292,312)	1,709,062
U.S. Microcap Fund	5,212,516	694,842	(58,584)	636,258
U.S. Smallcap Fund	5,199,620	559,181	(95,701)	463,480
U.S. Midcap Fund	5,266,403	581,549	(70,624)	510,925
U.S. Multicap Fund	5,119,132	568,548	(39,495)	529,053

Thacher Proffitt & Wood LLP are the legal counsel for the Funds and certain individuals of this firm served as principal officers of the Funds until November 11, 2005. The following fees were paid by the Funds during the period November 1, 2005 to November 30, 2005:

Fund	Fund Fees paid to Thacher Proffitt & Wood LLP during the period from November 1, 2005 to November 30, 2005
Global Equity Fund	$133
International Equity Fund	42,931
International Equity Fund II	1,627
Total Return Bond Fund	565
Global High Income Fund	111

6.  Investments in Affiliated Issuers

An affiliated issuer, as defined under 1940 Act is one in which a Fund's holdings of an issuer represents 5% or more of the outstanding voting securities of the issuer. A summary of International Equity Fund's investments in securities of these issuers for the period ended October 31, 2006, is set forth below:

Affiliate	Shares Held October 31, 2006	Purchases (Cost)	Proceeds Sales	Dividend Income	Market Value October 31, 2006
Agora SA	3,085,052	$32,627,172	$—	$412,239	$29,020,357
AIK Banka AD	344,461	$15,211,215	$—	$63,864	$28,288,232
Alpha Cement JSC	433,831	$28,199,015	$—	$—	$28,199,015
Bank Forum JSC	3,601,515	$23,925,044	$—	$—	$23,950,522

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Affiliate	Shares Held October 31, 2006	Purchases (Cost)	Proceeds Sales	Dividend Income	Market Value October 31, 2006
Beijing Capital International Airport – Class H	77,347,451	$24,486,785	$637,790	$1,197,164	$49,608,147
Clear Media	30,433,082	$7,109,150	$—	$—	$42,636,238
Compania Anonima Nacional Telefonos De Venezuela – ADR	3,536,369	$45,545,800	$—	$5,326,033	$68,640,922
Compa-Sibiu	7,773,600	$1,290,627	$—	$—	$3,639,643
Condmag	16,622,500	$4,544,913	$—	$—	$5,037,670
Curanum AG	1,650,000	$15,854,755	$—	$175,162	$16,889,940
DZI Insurance & Reinsurance	212,919	$940,319	$—	$192,446	$19,177,510
HK – Ruokatalo Oyj – Class A	1,467,618	$20,512,048	$—	$357,194	$21,073,435
Impact SA	59,449,499	$3,897,748	$—	$—	$12,406,889
Inter Cars	882,334	$2,309,529	$—	$—	$11,192,520
Lutsk Automobile	69,861,005	$6,889,727	$—	$—	$6,636,795
Mercantil Servicios Financios CA	19,969,105	$32,567,481	$1,572	$1,431,364	$43,708,282
Olvi Oyj	789,582	$12,629,422	$—	$349,971	$19,248,655
Polska Grupa Farmaceutyczna	583,884	$1,119,914	$—	$344,700	$14,457,384
Royal UNIBREW	335,340	$—	$—	$426,598	$38,762,651
Shenzen Chiwan Wharf Holdings	10,867,372	$10,451,218	$—	$1,012,792	$17,725,260
Spazio Investment	2,155,992	$37,500,008	$3,827,449	$—	$36,929,161
Stalexport SA	10,000,000	$8,987,721	$—	$—	$9,785,671
Tigar AD	130,820	$3,761,501	$—	$44,589	$3,678,650
Ukrinbank	1,328,616,000	$11,743,333	$—	$—	$14,614,776
Wumart Stores – Class H	27,342,132	$9,216,998	$6,912,748	$153,374	$25,478,674

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Shares of Beneficial Interest

The Global Equity Fund may issue 50,000,000,000 of shares of beneficial interest, with a par value of $.001 per share. The Funds of the Trust may issue an unlimited number of shares of beneficial interest of each Fund, with a par value of $.001 per share. Changes in outstanding shares of beneficial interest on the Funds were as follows:

	Year Ended October 31, 2006		Year Ended October 31, 2005
	Shares	Amount	Shares	Amount
Global Equity Fund:
Class A†
Sold	307,742	$10,921,299	504,221	$14,982,802
Issued as reinvestment of dividends	—	—	595	17,724
Redeemed	(627,339)	(22,181,768)	(321,159)	(9,572,684)
Net increase (decrease)	(319,597)	$(11,260,469)	183,657	$5,427,842
Class I†*
Sold	503,222	$18,354,968	562,288	$16,623,735
Issued as reinvestment of dividends	19	637	108	3,411
Redeemed	(266,446)	(8,973,789)	(30,084)	(884,078)
Net increase	236,795	$9,381,816	532,312	$15,743,068
International Equity Fund:
Class A
Sold	38,738,115	$1,516,430,147	103,621,498	$3,301,554,085
Issued as reinvestment of dividends	8,479,351	303,135,073	4,473,703	140,295,305
Redeemed	(40,843,025)	(1,596,363,910)	(31,794,210)	(1,026,587,778)
Net increase	6,374,441	$223,201,310	76,300,991	$2,415,261,612
Class I
Sold	44,263,719	$1,762,515,023	119,507,433	$3,854,830,556
Issued as reinvestment of dividends	9,685,161	352,634,605	4,379,535	139,663,385
Redeemed	(37,169,804)	(1,487,008,935)	(19,229,479)	(636,445,754)
Net increase	16,779,076	$628,140,693	104,657,489	$3,358,048,187
International Equity Fund II:
Class A**
Sold	47,435,232	$611,006,976	12,611,282	$136,031,555
Issued as reinvestment of dividends	—	—	—	—
Redeemed	(7,746,566)	(100,844,079)	(960,837)	(10,286,728)
Net increase	39,688,666	$510,162,897	11,650,445	$125,744,827
Class I**
Sold	153,977,557	$1,992,799,751	27,800,516	$302,232,671
Issued as reinvestment of dividends	—	—	—	—
Redeemed	(8,638,709)	(113,397,417)	(654,185)	(7,148,213)
Net increase	145,338,848	$1,879,402,334	27,146,331	$295,084,458

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended October 31, 2006		Year Ended October 31, 2005
	Shares	Amount	Shares	Amount
Total Return Bond Fund:
Class A
Sold	5,583,049	$72,384,334	2,168,655	$29,288,075
Issued as reinvestment of dividends	352,886	4,578,373	173,411	2,338,413
Redeemed	(3,121,349)	(40,748,651)	(1,624,188)	(21,978,139)
Net increase	2,814,586	$36,214,056	717,878	$9,648,349
Class I
Sold	22,370,233	$290,781,223	9,201,128	$124,690,812
Issued as reinvestment of dividends	960,754	12,496,422	258,094	3,491,042
Redeemed	(3,453,641)	(45,130,436)	(1,290,448)	(17,419,639)
Net increase	19,877,346	$258,147,209	8,168,774	$110,762,215
Global High Income Fund:
Class A
Sold	3,073,565	$33,421,918	1,027,360	$12,481,178
Issued as reinvestment of dividends	468,401	5,028,917	184,133	2,221,011
Redeemed	(2,394,459)	(26,442,289)	(1,922,780)	(23,353,353)
Net increase	1,147,507	$12,008,546	(711,287)	$(8,651,164)
Class I
Sold	2,972,452	$31,257,017	243,650	$2,897,931
Issued as reinvestment of dividends	147,688	1,537,266	45,502	535,898
Redeemed	(481,176)	(5,182,090)	(3,436,553)	(39,975,454)
Net increase	2,638,964	$27,612,193	(3,147,401)	$(36,541,625)
U.S. Microcap Fund:
Class A***
Sold	264,561	$2,661,874	—	$—
Issued as reinvestment of dividends	—	—	—	—
Redeemed	(1,988)	(20,311)	—	—
Net increase	262,573	$2,641,563	—	$—
Class I***
Sold	250,000	$2,500,000	—	$—
Issued as reinvestment of dividends	—	—	—	—
Redeemed	—	—	—	—
Net increase	250,000	$2,500,000	—	$—
U.S. Smallcap Fund:
Class A***
Sold	253,225	$2,535,318	—	$—
Issued as reinvestment of dividends	—	—	—	—
Redeemed	(300)	(3,063)	—	—
Net increase	252,925	$2,532,255	—	$—

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended October 31, 2006		Year Ended October 31, 2005
	Shares	Amount	Shares	Amount
Class I***
Sold	250,000	$2,500,000	—	$—
Issued as reinvestment of dividends	—	—	—	—
Redeemed	—	—	—	—
Net increase	250,000	$2,500,000	—	$—
U.S. Midcap Fund:
Class A***
Sold	261,475	$2,625,610	—	$—
Issued as reinvestment of dividends	—	—	—	—
Redeemed	(300)	(3,069)	—	—
Net increase	261,175	$2,622,541	—	$—
Class I***
Sold	250,000	$2,500,000	—	$—
Issued as reinvestment of dividends	—	—	—	—
Redeemed	—	—	—	—
Net increase	250,000	$2,500,000	—	$—
U.S. Multicap Fund:
Class A***
Sold	251,404	$2,515,010	—	$—
Issued as reinvestment of dividends	—	—	—	—
Redeemed	(1,028)	(11,270)	—	—
Net increase	250,376	$2,503,740	—	$—
Class I***
Sold	250,000	$2,500,000	—	$—
Issued as reinvestment of dividends	—	—	—	—
Redeemed	—	—	—	—
Net increase	250,000	$2,500,000	—	$—

†  Share transactions were adjusted to reflect a 10 for 1 reverse split effective September 15, 2005.

*  Commenced operations on March 14, 2005.

**  Commenced operations on May 4, 2005.

***  Commenced operations on July 24, 2006.

Through seed capital contributions by Julius Baer Group, an affiliate of the Advisor, ownership of beneficial shares outstanding at October 31, 2006 were:

Fund	% Ownership
U.S. Microcap Fund – Class A shares	92.5%
U.S. Microcap Fund – Class I shares	100.0%
U.S. Smallcap Fund – Class A shares	98.8%
U.S. Smallcap Fund – Class I shares	100.0%
U.S. Midcap Fund – Class A shares	95.7%
U.S. Midcap Fund – Class I shares	100.0%
U.S. Multicap Fund – Class A shares	99.8%
U.S. Multicap Fund – Class I shares	100.0%

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Prior to September 1, 2006, Global Equity Fund, International Equity Fund, International Equity Fund II, Total Return Bond Fund and Global High Income Fund assessed a redemption fee of 2% for shares redeemed within 90 days of purchase. For the year ended October 31, 2006, these Funds had the following redemption fee, which are disclosed in the statement of changes in net assets. As of September 1, 2006 the Funds no longer have redemption fees.

Fund	Redemption fee
Global Equity Fund	$3,539
International Equity Fund	558,198
International Equity Fund II	186,601
Total Return Bond Fund	22,196
Global High Income Fund	13,225

8.  Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include the loss of value in investments of foreign securities because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors. These risks are increased for investment in emerging markets. Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in emerging market securities than other foreign securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

9.  Federal Tax Information

Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital, net investment income or realized gains. These include net operating losses not utilized during the current year, commission adjustments, paydown gains and losses, bond premium amortization, foreign currency gains and losses, taxable overdistributions or returns of capital, recharacterized distributions, and adjustments relating to dispositions of Real Estate Investment Trust and Passive Foreign Investment Company securities. These reclassifications have no

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

Fund	Paid-In Capital Increase/ (Decrease)	Undistributed Net Investment Income Increase/ (Decrease)	Accumulated Net Realized Gain/(Loss) Increase/ (Decrease)
Global Equity Fund	$(183,228)	$(570,013)	$753,241
International Equity Fund	711,286	(199,708,055)	198,996,769
International Equity Fund II	27,333	(16,358,619)	16,331,286
Total Return Bond Fund	5,764	471,098	(476,862)
Global High Income Fund	2,862	15,249	(18,111)
U.S. Microcap Fund	(240)	6,105	(5,865)
U.S. Smallcap Fund	—	(2,360)	2,360
U.S. Midcap Fund	—	343	(343)
U.S. Multicap Fund	—	—	—

The tax character of distributions paid for the year ended October 31, 2006 were as follows:

	Global Equity Fund	International Equity Fund	International Equity Fund II	Total Return Bond Fund	Global High Income Fund
Ordinary Income	$989	$219,796,418	$—	$18,265,856	$5,283,652
Long Term Capital Gains	—	497,357,710	—	1,506,278	2,460,693

	U.S. Microcap Fund	U.S. Smallcap Fund	U.S. Midcap Fund	U.S. Multicap Fund
Ordinary Income	$—	$—	$—	$—
Long Term Capital Gains	—	—	—	—

The tax character of distributions paid for the year ended October 31, 2005 were as follows:

	Global Equity Fund	International Equity Fund	International Equity Fund II	Total Return Bond Fund	Global High Income Fund
Ordinary Income	$26,244	$239,978,606	—	$5,736,791	$5,121,653
Long Term Capital Gains	—	72,653,819	—	687,783	30,930

The International Equity Fund II did not have any distributions for the year ended October 31, 2005.

At October 31, 2006, the Global Equity Fund had $87,329,168, $28,922,938 and $7,288,718 available as capital loss carryforwards which expire in 2010, 2011 and 2012, respectively.

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

As of October 31, 2006, the components of Distributable Earnings on a tax basis for the Global Equity Fund were as follows:

Undistributed Ordinary Income	$—
Unrealized Appreciation	$3,391,555
Undistributed Long Term Capital Gains	$—

The difference between the components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the Global Equity Fund are primarily due to mark-to-market of forwards.

As of October 31, 2006, the components of Distributable Earnings on a tax basis for the International Equity Fund were as follows:

Undistributed Ordinary Income	$774,343,029
Unrealized Appreciation	$5,068,512,277
Undistributed Long Term Capital Gains	$1,318,346,123

The differences between components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the International Equity Fund are primarily due to wash sales, mark-to-market of passive foreign investment companies, futures and forwards.

As of October 31, 2006, the components of Distributable Earnings on a tax basis for the International Equity Fund II were as follows:

Undistributed Ordinary Income	$24,492,466
Unrealized Appreciation	$327,720,903
Undistributed Long Term Capital Gains	$1,681,699

The differences between components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the International Equity Fund II are primarily due to wash sales, mark-to-market of passive foreign investment companies, futures and forwards.

As of October 31, 2006, the components of Distributable Earnings on a tax basis for the Total Return Bond Fund were as follows:

Undistributed Ordinary Income	$361,653
Unrealized Depreciation	$4,761,357
Undistributed Long Term Capital Gains	$—

The difference between the components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the Total Return Bond Fund are primarily due to wash sales and forwards. In addition, short-term capital gains are considered ordinary income for income tax purposes.

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

At October 31, 2006, the Total Return Bond Fund had $1,695,163 available as capital loss carryforwards which expire in 2014.

As of October 31, 2006, the components of Distributable Earnings on a tax basis for the Global High Income Fund were as follows:

Undistributed Ordinary Income	$699,903
Unrealized Appreciation	$1,726,634
Undistributed Long Term Capital Gains	$328,563

The differences between components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the Global High Income Fund are primarily due to wash sales and forwards. In addition, short-term capital gains are considered ordinary income for income tax purposes.

As of October 31, 2006, the components of Distributable Earnings on a tax basis for the U.S. Microcap Fund were as follows:

Undistributed Ordinary Income	$—
Unrealized Appreciation	$636,258
Undistributed Long Term Capital Gains	$—

The differences between components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the U.S. Microcap Fund are primarily due to organization cost adjustments. In addition, short-term capital gains are considered ordinary income for income tax purposes.

As of October 31, 2006, the components of Distributable Earnings on a tax basis for the U.S. Smallcap Fund were as follows:

Undistributed Ordinary Income	$94,900
Unrealized Appreciation	$463,480
Undistributed Long Term Capital Gains	$—

The differences between components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the U.S. Smallcap Fund are primarily due to organization cost adjustments. In addition, short-term capital gains are considered ordinary income for income tax purposes.

As of October 31, 2006, the components of Distributable Earnings on a tax basis for the U.S. Midcap Fund were as follows:

Undistributed Ordinary Income	$23,249
Unrealized Appreciation	$510,925
Undistributed Long Term Capital Gains	$298

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

The differences between components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the U.S. Midcap Fund are primarily due to organization cost adjustments. In addition, short-term capital gains are considered ordinary income for income tax purposes.

As of October 31, 2006, the components of Distributable Earnings on a tax basis for the U.S. Multicap Fund were as follows:

Undistributed Ordinary Income	$29,255
Unrealized Appreciation	$529,053
Undistributed Long Term Capital Gains	$—

The differences between components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the U.S. Multicap Fund are primarily due to organization cost adjustments. In addition, short-term capital gains are considered ordinary income for income tax purposes.

10.  Security Lending Agreement

The security lending income net of the loan rebate fee for the Global Equity Fund, the International Equity Fund and the International Equity Fund II amounted to $10,653, $18,808,988 and $342,389, respectively, for the period ended October 31, 2006 and is included in interest income in the statement of operations.

As of October 31, 2006, the value of the securities loaned and the value of the collateral amounted to approximately the following amounts:

	Market Value of Securities Loaned	Value of Collateral
Global Equity Fund	$4,636,490	$4,768,583
International Equity Fund	1,283,495,918	1,358,143,493
International Equity Fund II	209,228,238	220,185,758

11.  Line of Credit

On September 28, 2005, Global Equity Fund, Total Return Bond Fund and Global High Income Fund (the "Borrowers") entered into a Credit Agreement (the "Agreement") with Investors Bank & Trust Company (the "Bank"). The Agreement is a $25,000,000 revolving credit facility to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Total Return Bond Fund and Global High Income Fund may draw up to $10,000,000 and the Global Equity Fund may draw up to $5,000,000. The Borrowers

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

will pay interest on the principal amount of the Loans outstanding at a floating rate per annum equal to the Federal Funds Rate plus 0.75%. In addition, the Borrowers shall pay to the Bank an annual commitment fee, in connection with the establishment and maintenance of the Credit Facility, at the rate of 0.10% per annum on the difference between $10.0 million and the average daily amount of Loans outstanding. Under the Agreement, the average daily outstanding balance utilized by the Global Equity Fund during the year ended was $39,031, at an average weighted interest rate of 5.87% and the Global High Income Fund during the year ended October 31, 2006 was $19,851, at an average weighted interest rate of 5.27%. The Total Return Bond Fund did not utilize the Agreement during the year ended October 31, 2006. As of October 31, 2006, Global Equity Fund, Total Return Bond Fund and Global High Income Fund had unused available balances of $5,000,000, 10,000,000 and 10,000,000 outstanding pursuant to the line of credit.

12.  Financial Futures Contracts

The following financial futures contracts were outstanding on the Fund as of October 31, 2006:

	Expiration Date	Contracts	Description	Position	Face Amount	Net Unrealized Appreciation (Depreciation)
Global Equity Fund:	12/06	2	TOPIX Index	Long	$275,447	$(6,412)
	12/06	12	EUR STOXX	Long	614,486	26,842
						$20,430
	Expiration Date	Contracts	Description	Position	Face Amount	Net Unrealized Appreciation (Depreciation)
International Equity Fund:	12/06	7690	EUR STOXX	Long	$393,783,075	$18,803,229
	12/06	522	NIKKEI 225 Index	Long	72,849,643	(277,683)
	12/06	652	TOPIX Index	Long	89,795,741	(2,090,421)
						$16,435,125

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Expiration Date	Contracts	Description	Position	Face Amount	Net Unrealized Appreciation (Depreciation)
International Equity Fund II:	12/06	1227	EUR STOXX	Long	$62,831,188	$2,369,155
	12/06	86	NIKKEI 225 Index	Long	12,002,049	(45,749)
	12/06	131	TOPIX Index	Long	18,041,782	(420,008)
						$1,903,398

13.  Swaps

The International Equity Fund has entered into the following swap agreements:

A Total Return Swap Agreement with UBS AG (London) whereby this Fund will receive the dividend yield based on the Nikkei 225 Index net of any relevant withholding tax. In exchange, this Fund will make semi-annual payments equal to 1.10% on the 1,961,000,000 JPY face value plus the repo spread 0.47% on 1,800,000,000 JPY plus a spread of 0.25% on the same notional amount. The value of the contract, which terminates on September 17, 2008, is recorded as unrealized appreciation of $14,082,022 at October 31, 2006.

A Total Return Swap Agreement with UBS AG (London) whereby this Fund will receive the dividend yield based on the Nikkei 225 Index net of any relevant withholding tax. In exchange, this Fund will make semi-annual payments equal to 0.80% on the 1,958,000,000 JPY face value plus the repo spread 0.10% on 1,800,000,000 JPY plus a spread of 0.25% on the same notional amount. The value of the contract, which terminates on June 17, 2008, is recorded as unrealized appreciation of $12,841,404 at October 31, 2006.

A Total Return Swap Agreement with UBS AG (London) whereby this Fund will receive the dividend yield based on the TOPIX Index net of any relevant withholding tax. In exchange, this Fund will make semi-annual payments equal to 1.10% on the 1,961,000,000 JPY face value plus the repo spread 0.47% on 1,800,000,000 JPY plus a spread of 0.25% on the same notional amount. The value of the contract, which terminates on September 17, 2008, is recorded as unrealized appreciation of $14,027,325 at October 31, 2006.

A Total Return Swap Agreement with UBS AG (London) whereby this Fund will receive the dividend yield based on the TOPIX Index net of any relevant withholding

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

tax. In exchange, this Fund will make semi-annual payments equal to 0.80% on the 1,958,000,000 JPY face value plus the repo spread 0.10% on 1,800,000,000 JPY plus a spread of 0.25% on the same notional amount. The value of the contract, which terminates on June 17, 2008, is recorded as unrealized appreciation of $12,788,713 at October 31, 2006.

A Total Return Swap Agreement with ING Bank N.V. whereby this fund will receive the notional amount multiplied by the return on SC Impact Bucuresti, variable rate 0.10%, 6 month Euribor + 6.5%, due 01/31/2009. In exchange, this Fund will pay the net coupon amounts on the notional amount converted into EUR at a specified FX rate. The value of the contract, which expires on March 1, 2009 is recorded as unrealized appreciation of $131,222 at October 31, 2006.

The Global High Income Fund has entered into the following swap agreements:

A Credit Default Swap Agreement with Goldman Sachs International whereby this Fund will receive the notional $600,000 amount multiplied by 0.50%. In exchange this Fund will pay the notional amount upon a default of Lear Corp., Inc., 5.00% due August 1, 2014. The value of the contract, which expires June 20, 2011 is unrealized appreciation for open swap contracts of $29,131, at October 31, 2006.

A Credit Default Swap Agreement with Merrill Lynch whereby this Fund will receive the notional amount of $600,000 multiplied by 0.50%. In exchange this Fund will pay the notional amount upon a default of Grohe Holding, 8.625% due October 1, 2014. The value of the contract, which expires December 20, 2011 is unrealized appreciation for open swap contracts of $27,005, at October 31, 2006.

14.  Recent Accounting Pronouncements

In July 2006, FASB issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is

Julius Baer Funds    2006 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

currently evaluating the impact, if any, the adoption of FIN 48 will have on a Fund's net assets, results of operations and financial statement disclosures.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Funds do not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

15.  Subsequent Events

The following changes to performance benchmark indices are effective March 1, 2007:

■  International Equity Fund and International Equity Fund II: The Morgan Stanley Capital International, Inc. ("MSCI") All Country World ex-U.S. Index will replace the MSCI Europe Australasia and Far East Index. The MSCI All Country World ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of June 2006, the MSCI All Country World ex-U.S. Index consisted of 47 developed and emerging market country indices.

■  Global Equity Fund: The Morgan Stanley Capital International, Inc. ("MSCI") All Country World Index ("ACWI") will replace the MSCI World Index. The MSCI ACWI is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of June 2006, the MSCI ACWI consisted of 48 developed and emerging market country indices.

Julius Baer Funds    2006 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors
Julius Baer Global Equity Fund, Inc.

and

To the Shareholders and Board of Trustees
Julius Baer Investment Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Julius Baer Global Equity Fund, Inc. and Julius Baer International Equity Fund, Julius Baer International Equity Fund II, Julius Baer Total Return Fund, Julius Baer Global High Income Fund (formerly Julius Baer Global High Yield Bond Fund), Julius Baer U.S. Microcap Fund, Julius Baer U.S. Smallcap Fund, Julius Baer U.S. Midcap Fund, and Julius Baer U.S. Multicap Fund, each a series of Julius Baer Investment Funds, as of October 31, 2006, and the related statement of operations for the year or period then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Julius Baer Global Equity Fund, Inc., Julius Baer International Equity Fund, Julius Baer International Equity Fund II, Julius Baer Total Return Bond Fund, Julius Baer Global High Income Fund, Julius Baer U.S. Microcap Fund, Julius Baer U.S. Smallcap Fund, Julius Baer U.S. Midcap Fund, and Julius Baer U.S. Multicap Fund as of October 31, 2006, the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 22, 2006

Julius Baer Funds    2006 Annual Report

ADDITIONAL INFORMATION (Unaudited)

Investment Advisory Agreement

At a meeting held on June 28, 2006, the Board of Trustees of the Julius Baer Investment Funds (the "Board") approved the Investment Advisory Agreement with the Advisor for each of U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund, and U.S. Multicap Fund (each a "Fund" and collectively, the "Funds")("Agreement"). The Advisor also contractually agreed to reimburse certain expenses of the Funds for the period July 24, 2006 (commencement of operations) through February 28, 2008.

In determining whether to approve the Agreement, the Trustees of the Board, including all of the Trustees who are not interested persons under the 1940 Act (the "Independent Trustees"), reviewed and considered, among other items: (1) a guide from independent counsel setting forth the Board's fiduciary duties, responsibilities and the factors the Board should consider in its evaluation of the Agreement; (2) comparative information, comparing each Fund's proposed advisory fees and expenses to those of its relevant peer group; (3) the Advisor's complete Form ADV; (4) the Advisor's Financial Statements for December 31, 2005 and 2004; and (5) other reports of and presentations by representatives of the Advisor that described: (i) the nature, extent and quality of the Advisor's services provided to the respective Funds; (ii) the experience and qualifications of the personnel providing those services, (iii) their investment advice; (iv) their assets under management and client descriptions; (v) their soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the proposed advisory fee arrangements with the Funds; (vii) compliance program information; (viii) the Advisor's financial information and profitability analysis related to providing service to the Funds; (ix) fees and other benefits; (x) methodologies to allocate securities among the Funds; (xi) outstanding lawsuits; and (xii) the extent to which economies of scale are relevant to the Funds.

In determining whether to approve the Agreement, the Board, including the Independent Trustees, reviewed and considered the materials presented at the June 28, 2006 meeting of the Board, and a financial forecast for the period July 2006 through December 31, 2006, and the twelve months ending December 31, 2007. The Board discussed the written materials, the Advisor's presentations and deliberated on the approval of the Agreement in light of this information. In their deliberations, the Board did not identify any single piece of information that was all important or controlling. U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund, and U.S.

Julius Baer Funds    2006 Annual Report

ADDITIONAL INFORMATION (Unaudited) (Continued)

Multicap Fund are new funds and therefore had no historical investment performance for the Board to review when evaluating the Agreement for Funds. The Board will consider each Fund's investment performance, including each Fund's relative performance as compared to its respective benchmark indices and other mutual funds in its peer group, when each Fund has been in operation for at least one calendar year.

The Board, including the Independent Trustees, reached the following conclusions, among others, regarding the Advisor and the respective approvals: the Advisor has the capabilities, resources and personnel necessary to manage the Funds; the proposed management/advisory fees for each Fund are reasonable as compared to the median and the average fees paid by comparable funds in their respective peer groups; the proposed total annual portfolio operating expenses to be paid by the Funds are reasonable as compared to the median and average expenses paid by comparable funds in each Fund's respective peer group; the projected profitability of the Advisor for advisory services, based on the proposed fees, seems reasonable based on the data provided; and the expected benefits derived by the Advisor from managing the Funds, including how each uses soft dollars and the ways in which each conducts portfolio transactions and selects brokers is reasonable.

Based upon the Board's deliberations and evaluation of the information described above, the Trustees, including the Independent Trustees, determined that the Agreement is fair, the advisory fees are reasonable, and the Agreement is in the best interest of, each of the respective Funds and its shareholders.

Julius Baer Funds    2006 Annual Report

ADDITIONAL INFORMATION PAGE (Unaudited)

1.  Proxy Voting Policies

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, (1) on the Fund's website [www.us-funds.juliusbaer.com] and (2) on the SEC's (Securities and Exchange Commission) website [www.sec.gov].

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available via the methods noted above.

2.  Quarterly Filing Requirements

A Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, which when filed, will be available on the Commission's website at www.sec.gov or on the Funds' website at www.us-funds.juliusbaer.com.

A Fund's forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Julius Baer Funds    2006 Annual Report

RESULTS OF MEETINGS OF STOCKHOLDERS AND SHAREHOLDERS (Unaudited)

JULIUS BAER GLOBAL EQUITY FUND INC.

The Fund held the continuation of its Annual Meeting of Stockholders on August 10, 2006. 1,426,138.00 (83.073% of the record date common shares) were represented at the meeting. The matters below were voted by the Stockholders.

Proposal I: To amend and restate the Charter of the Fund to remove the requirement to hold an annual meeting of stockholders and declassify the Board of Directors of the Fund.

Elected by All Stockholders	Affirmative	Against	Abstain
	1,288,934.00	130,793.00	6,411.00

Proposal II: To elect the Directors of the Fund.

Elected by All Stockholders	Affirmative	Withheld
Robert S. Matthews	1,407,706.00	18,432.00
Antoine Bernheim	1,405,685.00	20,453.00
Harvey B. Kaplan	1,407,658.00	18,480.00
Thomas J. Gibbons	1,407,706.00	18,432.00
Gerard J.M. Vlak	1,405,705.00	20,433.00
Peter Wolfram	1,407,088.00	19,050.00
Glen Wisher	1,407,644.00	18,494.00

JULIUS BAER INVESTMENT FUNDS

Special Meetings of Shareholders

The continuation of a special meeting of Shareholders of the Julius Baer Global High Yield Bond Fund (now the Global High Income Fund), a series of the Julius Baer Investment Funds (the "Trust"), was held on September 15, 2006. 2,693,570.88 (50.06% of the record date common shares) were represented at the meeting. The matter below was voted by Shareholders of the Fund.

Proposal I: To consider the approval of a change in the fundamental investment policy of the Fund.

Elected by All Shareholders	Affirmative	Against	Abstain
	2,575,272.77	73,638.44	44,659.67

On August 30, 2006, all Shareholders of record of the Julius Baer U.S. Microcap Fund, the Julius Baer U.S. Smallcap Fund and the Julius Baer U.S. Midcap Fund, series of the Trust, authorized and directed, via a written consent, officers of the Trust to cause to be prepared and filed with the Securities and Exchange Commission an amendment to the Trust's registration statement to change these Funds' investment strategies to modify the definitions of their respective capitalization equity universes. There were no shares withheld or abstained. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Julius Baer Funds    2006 Annual Report

JULIUS BAER FUNDS as of October 31, 2006

Julius Baer Funds (Unaudited)

Disinterested Trustees of the Trust and Directors of Julius Baer Global Equity Fund Inc. (Global Equity Fund):

Name, Date of Birth, and Address	Position(s) Held with Fund	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director*	Other Directorships Held by Trustee/ Director (2)
Antoine Bernheim (May 30, 1953) 330 Madison Avenue New York, New York 10017	Trustee and Director	Trustee since 2004; Director since 1990	President, Dome Capital Management, Inc.; Chairman, Dome Securities Corp.	9	None

Thomas Gibbons (June 1, 1947) 330 Madison Avenue New York, New York 10017	Trustee and Director	Trustee since 2004; Director since 1993	President, Cornerstone Associates Management (Consulting Firm).	9	None

Harvey B. Kaplan (September 22, 1937) 330 Madison Avenue New York, New York 10017	Trustee and Director	Trustee since 1995; Director since 1990	Retired since 2006; Controller (Chief Financial Officer), Easter Unlimited, Inc. (toy company).	9	None

Robert S. Matthews (October 16, 1943) 330 Madison Avenue New York, New York 10017	Trustee and Director	Trustee since 1992; Director since 2002	Partner, Matthews & Co. (certified public accountants).	9	None

Gerard J.M. Vlak (September 28, 1933) 330 Madison Avenue New York, New York 10017	Trustee and Director	Trustee of the Trust since 1992, Director since 2004 Chairman of the Fund Complex since 2005	Retired.	9	The Rouse Company (1996-present).

Peter Wolfram (April 2, 1953) 330 Madison Avenue New York, New York 10017	Trustee and Director	Trustee since 1992; Director since 2004	Partner, Kelley Drye & Warren (law firm).	9	None

Julius Baer Funds    2006 Annual Report

JULIUS BAER FUNDS as of October 31, 2006 (Continued)

Julius Baer Funds (Unaudited)

Disinterested Trustees of the Trust and Directors of Julius Baer Global Equity Fund Inc. (Global Equity Fund)—(Continued):

Name, Date of Birth, and Address	Position(s) Held with Fund	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director*	Other Directorships Held by Trustee/ Director (2)
Robert J. McGuire (December 8, 1936) 330 Madison Avenue New York, New York 10017	Trustee and Director	Trustee since 2006; Director since 2006	Self-employed since 1998; Counsel, Morvillo, Abramowitz, Grand, Iasaon & Silberberg, P.C., (1998-2005).	9	Mutual of America Investment Corp., Six Flags, Inc. (entertainment), Protection One, Inc. (Security Systems), GAM Funds, Inc., GAM Avalon Multi-Strategy (TEI), LLC; GAM Avalon Lancelot, LLC; GAM Institutional Multi-Strategy, LLC; and GAM Multi-Strategy Investments, LLC.

Interested Trustees:

Name, Date of Birth, and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director*	Other Directorships Held by Trustee/ Director (2)
Glen Wisher (3) (October 10, 1963) 330 Madison Avenue New York, NY 10017	Trustee and Director	Trustee since 2005; Director since 2005	CEO of Julius Baer Americas (since May 2004); Managing Director & Head of Institutional Asset Management Americas of Julius Baer Americas (October 2001-June 2004). Director of Fixed Income (London) (January 2001-October 2001).	9	None

*  The Fund Complex, referred to in the charts above, is comprised of the eight current series of the Trust and Global Equity Fund.

(1)   Each Trustee and Director serves during the lifetime of the Trust or Global Equity Fund until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next meeting of the shareholders/stockholders and until the election and qualification of his or her successor.

(2)  Directorships include public companies and any company registered as an investment company.

(3)  Mr. Wisher is an interested Trustee/Director because he is an employee of Julius Baer Americas.

Julius Baer Funds    2006 Annual Report

JULIUS BAER FUNDS as of October 31, 2006 (Continued)

Julius Baer Funds (Unaudited)

Officers of Funds:

The business address for each officer to the Funds, except Ms. Sanders, Mr. Frost, Ms. McFarlane and Mr. McVoy, is Julius Baer Investment Management LLC, 330 Madison Avenue, New York, New York, 10177. The business address for Ms. Sanders, Mr. Frost, and Ms. McFarlane is Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. The business address for Mr. McVoy is U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202.

Name, Date of Birth, and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Anthony Williams, (March 15, 1964)	President, Chief Executive Officer and Principal Executive Officer	Since 2004	Chief Executive Officer of Julius Baer Investment Management LLC (formerly, Julius Baer Investment Management, Inc.) and Asset Management Americas (since 2004); Head of Asset Management Americas and Chief Operating Officer, Julius Baer Investment Management LLC (since 2003); Director and Head of Cross Border Strategies, JP Morgan Fleming Asset Management (1989-2002); Chief Operating Officer, JP Morgan Fleming Asset Management (1998-2001).

Denise Downey, (September 1, 1961)	Vice President	Since 1995	First Vice President, Director, Institutional Investments, Julius Baer Investment Management LLC (formerly Julius Baer Investment Management, Inc.) (2002-present); First Vice President, Head of Product Development, Bank Julius Baer (2001-2002); Vice President, Deputy Chief Investment Officer, Bank Julius Baer (1995-2001).

Brett Gallagher, (August 28, 1961)	Vice President	Since 1999 for Trust; since 2004 for Global Equity Fund	First Vice President and Deputy Chief Investment Officer of Julius Baer Investment Management LLC (formerly, Bank Julius Baer Investment Management, Inc.) (1999-present).

Greg Hopper, (March 24, 1957)	Vice President	Since 2002	First Vice President of Julius Baer Investment Management LLC (formerly, Bank Julius Baer Investment Management, Inc.) (2002 - present); Senior Vice President and High Yield Bond Portfolio Manager, Zurich Scudder Investments (2000 - 2002); High Yield Bond Portfolio Manager, Harris Investment Management (1999 - 2000).

Julius Baer Funds    2006 Annual Report

JULIUS BAER FUNDS as of October 31, 2006 (Continued)

Julius Baer Funds (Unaudited)

Officers of Funds—(Continued):

Name, Date of Birth, and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Richard C. Pell, (September 21, 1954)	Vice President	Since 1999 for Trust; since 2004 for Global Equity Fund	Senior Vice President and Chief Investment Officer of Julius Baer Investment Management LLC (formerly, Bank Julius Baer & Co., Ltd., New York Branch ) (1995 - present).

Donald Quigley, (January 13, 1965)	Vice President	Since 2001	Vice President and Head of Global Fixed-Income Management for Julius Baer Investment Management LLC (2001 - present); Fixed Income Trader for Chase Asset Management (1993 - 2001).

Rudolph-Riad Younes, (September 25, 1961)	Vice President	Since 1997 for Trust; since 2004 for Global Equity Fund	Senior Vice President and Head of International Equity Management of Julius Baer Investment Management LLC (formerly, Bank Julius Baer & Co., Ltd., New York Branch ) (1993 - present).

Craig M. Giunta, (December 20, 1971)	Chief Financial Officer	Since 2003	Vice President, Julius Baer Investment Management LLC (formerly Julius Baer Investment Management, Inc.) (2002 - present); Assistant Vice President, Bank Julius Baer & Co., Ltd. New York Branch (2001 - 2002); Supervisor of Fund Accounting, Neuberger Berman LLC (1994 - 2001).

John Whilesmith, (March 8, 1967)	Secretary	Since 2005	Vice President for Julius Baer Investment Management LLC (formerly Julius Baer Investment Management, Inc.) (2005 - present); Compliance Officer, Morgan Stanley Investment Management (2002 - 2005); Vice President of Internal Audit, Deutche Bank, NA (1997 - 2002).

Alex Bogaenko, (April 13, 1963)	Treasurer	Since 2005	Vice President, Julius Baer Investment Management LLC (formerly Julius Baer Investment Management, Inc.) (2005 - present); Manager of Accounting and Director of Portfolio Administration of Van Eck Global (1995 - 2005).

Julius Baer Funds    2006 Annual Report

JULIUS BAER FUNDS as of October 31, 2006 (Continued)

Julius Baer Funds (Unaudited)

Officers of Funds—(Continued):

Name, Date of Birth, and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Michael K. Quain, (July 6, 1957)	Chief Compliance Officer	Since 2004	First Vice President of Julius Baer Investment Management LLC (formerly Julius Baer Investment Management, Inc.) (since August 2002); First Vice President of Julius Baer Securities Inc. (1998 - 2002); First Vice President, Bank Julius Baer & Co., Ltd. New York Branch, (1998 - 2002); President and Chief Executive Officer of Julius Baer Global Equity Fund (formerly, The European Warrant Fund, Inc) (1997 - 2004); President and Chief Executive Officer of Julius Baer Investment Funds LLC (1998 - 2004).

Michael McVoy, (August 8, 1957)	Anti-Money Laundering Officer	Since 2004	Legal Counsel for U.S. Bancorp (formerly, Firstar Corp.) (1986 - present); Senior Vice President and Risk Manager for U.S. Bancorp (1999 - Present).

Dorothy Sanders, (May 18, 1955)	Assistant Secretary	Since 2005	Senior Director, Mutual Fund Administration, Investors Bank & Trust Company (2004 - present); Chief Legal Officer of Fred Algers (2000 - 2004).

Rainer L.C. Frost, (March 5, 1957)	Assistant Secretary	Since 2005	Director and Counsel, Investors Bank & Trust Company (since 2005); Principal and General Counsel, Clarity Group (2000-2005); Chief Administrative Officer, Executive Vice President and General Counsel, GoldK, Inc. (2001-2002); Chief Executive Officer, Norfox Software, Inc. (1999-2000)

Victoria McFarlane, (October 2, 1966)	Assistant Treasurer	Since 2003	Director, Mutual Fund Administration, Investors Bank & Trust Company (2001 - present); Manager/Assistant Vice President of Fund Treasury for MFS Investment Services (1997 - 2002).

Julius Baer Funds    2006 Annual Report

SUPPLEMENTAL TAX INFORMATION (Unaudited)

The International Equity Fund and International Equity Fund II paid foreign taxes of $44,144,305 and $4,509,859 and earned $445,566,550 and $45,159,724 of foreign income during the year ended October 31, 2006. Pursuant to Section 853 of the Internal Revenue Code, $0.9536 and $0.02015 per share were designated as foreign taxes paid for International Equity Fund and International Equity Fund II and $0.96246 and $0.20176 per share were designated as income earned from foreign sources for the International Equity Fund and International Equity Fund II for the year ended October 31, 2006.

The table below shows distributions paid from investment company taxable income earned in October 31, 2006, or the maximum amount allowable under the tax law, as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2006 year end information will be reported to you on your 2006 Form 1099-DIV, which shall be provided to you in early 2007.

Fund	QDI
Global Equity Fund	$1,055,587
International Equity Fund	218,164,484
International Equity Fund II	29,002,325
Global High Income Fund	79,541
U.S. Smallcap Fund	10,567
U.S. Multicap Fund	15,154
U.S. Midcap Fund	8,098

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended October 31, 2006 qualified dividends received deductions were the following:

Fund	DRD
International Equity Fund	0.25%
International Equity Fund II	0.54%
Global High Income Fund	0.21%
U.S. Smallcap Fund	10.97%
U.S. Multicap Fund	50.88%
U.S. Midcap Fund	36.16%

Pursuant to Sector 852 of the Internal Revenue Code, the Funds designated the following capital gain dividends for the year ended October 31, 2006:

Fund	Long Term Capital Gain Dividend
Internationl Equity Fund	$497,357,710
Total Return Bond Fund	1,506,278
Global High Income Fund	2,460,694

Julius Baer Funds    2006 Annual Report

JULIUS BAER FUNDS

330 Madison Avenue

New York, New York 10017

This report is sent to shareholders of the Julius Baer Global Equity Fund Inc. and the Julius Baer Investment Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the funds or of any securities mentioned in the report.

www.us-funds.juliusbaer.com

Zurich (head office), Buenos Aires, Dubai, Frankfurt, Geneva, Hong Kong, London, Lugano, New York, Singapore, Tokyo and 21 other cities around the globe.

Item 2.  Code of Ethics.

As of October 31, 2006, the Registrant has adopted a Code of Ethics that applies to the Registrant’s President/Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. During the year ended October 31, 2006, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its audit committee.  The audit committee financial expert serving on the Registrant’s audit committee is Mr. Robert S. Matthews, who is an independent trustee.

Item 4.  Principal Accountant Fees and Services.

(a)          AUDIT FEES: The aggregate fees billed for professional services rendered by its principal “Independent Registered Accounting Firm”, KPMG LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ending  October 31, 2006 and 2005 were $169,000 and $91,000, respectively.

(b)         AUDIT RELATED FEES: No such fees were billed to the Registrant by KPMG LLP for the fiscal years ending  October 31, 2006 and 2005.

(c)          TAX FEES: The aggregate fees billed for professional services rendered by KPMG LLP for the review of Form 1120-RIC, Form 8613, and review of excise tax distribution calculations for the fiscal years ending October 31, 2006 and 2005 were $47,500 and $33,500, respectively.

(d)         ALL OTHER FEES: No such fees were billed to the Registrant by KPMG LLP for the fiscal years ending  October 31, 2006 and 2005.

(e)          (1)The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(e)          (2)The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) 100%

(d) 100%

(f)            Not applicable.

(g)         The aggregate non-audit fees billed by KPMG LLP to the Trust for the fiscal years ending October 31, 2006 and October 31, 2005 were $47,500 and $33,500, respectively.  The aggregate non-audit fees billed by KPMG to the Trust, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Trust for the fiscal years ended October 31, 2006 and October 31, 2005 were $137,500 and $71,000, respectively.

(h)         The Audit Committee has authorized the Chairman of the Audit Committee to pre-approve audit and non-audit services. For the fiscal years ended October 31, 2006 and October 31, 2005, the Audit Committee pre-approved all such services.

2

Items 5.  Audit Committee of Listed Registrants

Not applicable to this filing.

Item 6.  Schedule of Investments

Not applicable to this filing, included in Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Items 8.  Portfolio Managers of Closed-Ended Management Investments Companies

Not applicable to this filing.

Items 9.  Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Items 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

3

Item 12. Exhibits.

(a)(1)                    Code of Ethics is attached.

(a)(2)                    Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(b)                                 Certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, are attached here to as Exhibit 99.906CERT.  These certifications are being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and are not being filed as part of the Form N-CSR with the Commission.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Julius Baer Investment Funds

By (Signature and Title)	/s/ Tony Williams
	Tony Williams	President (Principal Executive Officer)

Date	01/05/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Craig Giunta
	Craig Giunta	Chief Financial Officer (Principal Financial Officer)

Date	01/05/07

By (Signature and Title)	/s/ Tony Williams
	Tony Williams	President (Principal Executive Officer)

Date	01/05/07